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Prospectus

November 28, 2005

(Revised July 17, 2006)

MDT All Cap Core Fund

MDT Tax Aware/All Cap Core Fund

MDT Large Cap Growth Fund

MDT Mid Cap Growth Fund

MDT Small Cap Core Fund

MDT Small Cap Growth Fund

MDT Small Cap Value Fund

MDT Balanced Fund

MDT Short-Term Bond Fund

Class A & C Shares

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MDT FUNDS

MDT All Cap Core Fund	3
Investment Objective	3
Principal Investment Strategies	3
Principal Risks	3
Performance	4
Fees and Expenses	5
MDT Tax Aware/All Cap Core Fund	7
Investment Objective	7
Principal Investment Strategies	7
Principal Risks	7
Performance	8
Fees and Expenses	8
MDT Large Cap Growth Fund	10
Investment Objective	10
Principal Investment Strategies	10
Principal Risks	10
Performance	11
Fees and Expenses	11
MDT Mid Cap Growth Fund	13
Investment Objective	13
Principal Investment Strategies	13
Principal Risks	13
Performance	14
Fees and Expenses	14
MDT Small Cap Core Fund	16
Investment Objective	16
Principal Investment Strategies	16
Principal Risks	16
Performance	17
Fees and Expenses	17
MDT Small Cap Growth Fund	19
Investment Objective	19
Principal Investment Strategies	19
Principal Risks	19
Performance	20
Fees and Expenses	20
MDT Small Cap Value Fund	22
Investment Objective	22
Principal Investment Strategies	22
Principal Risks	22
Performance	23
Fees and Expenses	23
MDT Balanced Fund	25
Investment Objective	25
Principal Investment Strategies	25
Principal Risks	26
Performance	27
Fees and Expenses	29

MDT Short-Term Bond Fund	30
Investment Objective	30
Principal Investment Strategies	30
Principal Risks	30
Performance	32
Fees and Expenses	33
More About the Funds	35
Additional Investment Strategies	35
Additional Risks	36
Portfolio Holdings Information	37
Management of the Funds	38
The Adviser	38
Management Team	39
Prior Performance of Similar Accounts	39
Your Account	42
Distribution of Shares	42
Choosing a Share Class	42
Payments to Financial Intermediaries	42
Share Price	44
Buying Shares	50
Selling Shares	52
Frequent Trading Policies	55
Retirement and Other Qualified Plans	55
Account and Share Information	56
Distribution and Taxes	57
Dividends And Distributions	57
Taxation	57
Legal Proceedings	58
Financial Highlights	59
Notice of Privacy Policy	i

MDTA LLC, through its autonomous operating division, MDT Advisers (the “Adviser”), is the investment adviser for the MDT Funds (the “Funds”) and is located at 125 CambridgePark Drive, Cambridge, Massachusetts 02140.

As of the close of business on July 14, 2006, Federated Investors, Inc. acquired a majority interest in MDTA LLC and Federated Securities Corp. became the distributor of the MDT Funds. Therefore, effective close of business on July 14, 2006, MDTA LLC will be known as Federated MDTA LLC.

MDT All Cap Core Fund

This Prospectus offers Class A and Class C shares of the MDT All Cap Core Fund. The Fund was previously designated as the “Optimum Q—All Cap Core Fund.”

Investment Objective

The All Cap Core Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of U.S. companies. The Fund utilizes a whole market, all-cap/all-style strategy. The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection and subject to risk controls, it provides the ability to overweight or underweight segments of the market represented by those stocks which the Optimum Q process views as opportunities.

The MDT All Cap Core strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 3000® Index. For more information about the Russell 3000® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Risk/Return Summary

MDT All Cap Core Fund

3

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	wish to invest for the long-term
•	You are seeking growth and value style investments in any size company
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

The bar chart and table shown below illustrate the variability of the Fund’s returns. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year (on a calendar year basis). The table shows how the Fund’s average annual returns (after taking into account any sales charges) compare with those of a broad-based index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The performance shown below is that of the Fund’s Class A shares. Class C shares did not commence operations prior to the initial date of this prospectus. The returns for Class C shares would be different than the figures shown because each Class of shares has different expenses. Sales charges are not reflected in the bar chart. If such amounts were reflected, returns would be less than those shown.

Total Return for the Calendar Years Ended December 31*

All Cap Core Fund – Class A

* The calendar year-to-date total return for the Fund as of September, 2005, was 10.26%

Risk/Return Summary

MDT All Cap Core Fund

4

During the period of time displayed in the bar chart, the Fund’s best quarter was the fourth quarter of 2004 up 9.06%, and its worst quarter was the third quarter of 2004, down 0.43%

All Cap Core Fund—Class A(1) Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception(2)
Return Before Taxes	7.14%	21.11%
Return After Taxes on Distributions(3)	5.42%	19.73%
Return After Taxes on Distributions and Sale of Fund Shares(3,4)	5.67%	17.66%
Russell 3000 Index(5)	11.95%	26.24%
Lipper Multi-Cap Core Funds Index(6)	12.39%	26.94%

(1)	The returns for Class A shares have been restated to reflect the imposition of a front-end sales charge on purchases as of November 28, 2005.

(2)	Class A shares commenced operations on February 12, 2003, and prior to the date of this prospectus were designated “Adviser Class” shares. Class C shares commenced operations as of the date of this prospectus and therefore do not have returns for a full calendar year. The returns for the two indexes have been calculated since the inception date of the Fund’s Class A shares. After-tax returns are presented only for one class. After-tax returns for other classes may vary.

(3)	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)	The “Return After Taxes on Distributions and Sale of Fund Shares” figures may be higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(5)	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

(6)	The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted average basis) above 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value, compared to the S&P SuperComposite 1500 Index. The return of the index assumes the reinvestment of any dividends or other distributions.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None
Deferred Sales Charge (Load)	0.00%	1.00%
Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Account Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses(2)	0.54%	0.54%

Total Annual Fund Operating Expenses(3)	1.54%	2.29%
Less: Contractual expense waiver/reimbursement	(0.04)%	(0.04)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)	1.50%	2.25%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

Risk/Return Summary

MDT All Cap Core Fund

5

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because Class C Shares of the Fund are new, these expenses are based on estimated amounts for the current fiscal period. Expenses for Class A Shares of the Fund are based on amounts for the Fund’s prior fiscal year. This also includes an account administration fee which is used to compensate intermediaries for account administrative services, and a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Class A and Class C Shares’ Total Annual Fund Operating Expenses to 1.50% and 2.25%, respectively, of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 1.50% for the Class A Shares of the Fund and 2.25% for the Class C Shares of the Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$694	$1,006	$1,340	$2,280
Class C	$328	$712	$1,222	$2,622

If you did not redeem your Class C Shares, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
Class C	$228	$712	$1,222	$2,622

Risk/Return Summary

MDT All Cap Core Fund

MDT Tax Aware/All Cap Core Fund

This Prospectus offers Class A and Class C shares of the MDT Tax Aware/All Cap Core Fund.

Investment Objective

The Tax Aware/All Cap Core Fund’s investment objective is long-term capital appreciation while seeking to minimize the impact of taxes.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of U.S. companies. The Fund utilizes a whole market, tax aware, all-cap/all-style strategy. The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection and subject to risk controls, it provides the ability to overweight or underweight segments of the market represented by those stocks which the Optimum Q process views as opportunities.

The MDT Tax Aware/All Cap Core strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize after-tax compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs and taxes to ensure that trades are generated only to the extent they are expected to be profitable after these considerations. The process also takes into account the difference between short- and long-term tax rates, and the benefits of deferring taxes to the next calendar year.

Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 3000® Index. For more information about the Russell 3000® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Risk/Return Summary

MDT Tax Aware/All Cap Core Fund

7

Tax Risk. The risk that managing the Fund for after-tax returns may hurt the Fund’s performance. Because the Fund’s investment strategy considers tax consequences in making investment decisions, the Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax-managed. The Fund is therefore not a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	wish to invest for the long-term
•	You are seeking growth and value style investments in any size company
•	You are looking for an equity component to complete your portfolio
•	You are seeking investments that take into account the impact of taxes

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None
Deferred Sales Charge (Load)	0.00%	1.00%
Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Account Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees(2)	0.25%	1.00%
Other Expenses(3)	2.34%	2.34%

Total Annual Fund Operating Expenses(4)	3.59%	4.34%
Less: Contractual expense waiver/reimbursement	(1.54)%	(1.54)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(5)	2.05%	2.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 180 days of purchase.

(2)	The Fund’s Rule 12b-1 Plan permits the Fund’s Class A Shares to pay 12b-1 fees of up to 0.35%. Currently, the Board of Trustees has authorized the Fund’s Class A Shares to pay up to 0.25%.

(3)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes an account administration fee which is used to compensate intermediaries for account administrative services, and a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

Risk/Return Summary

MDT Tax Aware/All Cap Core Fund

8

(4)	The Adviser has contractually agreed to limit the Class A and Class C Shares’ Total Annual Fund Operating Expenses to 2.05% and 2.80%, respectively, of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(5)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Class A and Class C Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.65% and 2.40%, respectively. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 2.05% for the Class A Shares of the Fund and 2.80% for the Class C Shares of the Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,455	$2,184	$4,097
Class C	$383	$1,176	$2,081	$4,396

If you did not redeem your Class C Shares, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
Class C	$283	$1,176	$2,081	$4,396

Risk/Return Summary

MDT Tax Aware/All Cap Core Fund

MDT Large Cap Growth Fund

This Prospectus offers Class A and Class C shares of the MDT Large Cap Growth Fund.

Investment Objective

The Large Cap Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of large sized U.S. companies. The Fund utilizes a large cap growth strategy. Under normal market conditions the Fund invests at least 80% of its net assets in stocks of large-cap companies. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Growth Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell 1000 Growth® Index. The index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization.

The MDT Large Cap Growth strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 1000 Growth® Index. For more information about the Russell 1000 Growth® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Large Sized Companies Risks. The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

Risk/Return Summary

MDT Large Cap Growth Fund

10

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth style investments in large companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None
Deferred Sales Charge (Load)	0.00%	1.00%
Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Account Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees(2)	0.25%	1.00%
Other Expenses(3)	2.34%	2.34%

Total Annual Fund Operating Expenses(4)	3.34%	4.09%
Less: Contractual expense waiver/reimbursement	(1.29)%	(1.29)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(5)	2.05%	2.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	The Fund’s Rule 12b-1 Plan permits the Fund’s Class A Shares to pay 12b-1 fees of up to 0.35%. Currently, the Board of Trustees has authorized the Fund’s Class A Shares to pay up to 0.25%.

(3)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes an account administration fee which is used to compensate intermediaries for account administrative services, and a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(4)	The Adviser has contractually agreed to limit the Class A and Class C Shares’ Total Annual Fund Operating Expenses to 2.05% and 2.80%, respectively, of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(5)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Class A and Class C Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.50% and 2.25%, respectively. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Large Cap Growth Fund

11

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 2.05% for the Class A Shares of the Fund and 2.80% for the Class C Shares of the Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,407	$2,090	$3,899
Class C	$383	$1,127	$1,986	$4,203

If you did not redeem your Class C Shares, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
Class C	$283	$1,127	$1,986	$4,203

Risk/Return Summary

MDT Large Cap Growth Fund

MDT Mid Cap Growth Fund

This Prospectus offers Class A and Class C shares of the MDT Mid Cap Growth Fund.

Investment Objective

The Mid Cap Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of medium sized U.S. companies. The Fund utilizes a mid cap growth strategy. Under normal market conditions the fund invests at least 80% of its net assets in stocks of mid-cap companies. The Fund considers mid-cap companies to be companies of a size similar to companies listed in the Russell MidCap Growth® Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell MidCap Growth® Index. The index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid-cap segment of the U.S. equity universe, which includes the 800 smallest companies by market capitalization within the Russell 1000® Index (an index that includes the 1,000 largest U.S. companies by market capitalization).

The MDT Mid Cap Growth strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell MidCap Growth® Index. For more information about the Russell MidCap Growth® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Medium Sized Companies Risks. The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover

Risk/Return Summary

MDT Mid Cap Growth Fund

13

rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth style investments in medium sized companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None
Deferred Sales Charge (Load)	0.00%	1.00%
Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Account Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees(2)	0.25%	1.00%
Other Expenses(3)	2.34%	2.34%

Total Annual Fund Operating Expenses(4)	3.49%	4.24%
Less: Contractual expense waiver/reimbursement	(1.44)%	(1.44)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(5)	2.05%	2.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	The Fund’s Rule 12b-1 Plan permits the Fund’s Class A Shares to pay 12b-1 fees of up to 0.35%. Currently, the Board of Trustees has authorized the Fund’s Class A Shares to pay up to 0.25%.

(3)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes an account administration fee which is used to compensate intermediaries for account administrative services, and a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(4)	The Adviser has contractually agreed to limit the Class A and Class C Shares’ Total Annual Fund Operating Expenses to 2.05% and 2.80%, respectively, of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(5)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Class A and Class C Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.50% and 2.25%, respectively. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Mid Cap Growth Fund

14

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 2.05% for the Class A Shares of the Fund and 2.80% for the Class C Shares of the Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,436	$2,146	$4,018
Class C	$383	$1,156	$2,043	$4,319

If you did not redeem your Class C Shares, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
Class C	$283	$1,156	$2,043	$4,319

Risk/Return Summary

MDT Mid Cap Growth Fund

MDT Small Cap Core Fund

This Prospectus offers Class A and Class C shares of the MDT Small Cap Core Fund.

Investment Objective

The Small Cap Core Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of small U.S. companies. The Fund utilizes a small cap core strategy. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell 2000® Index. The index measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market).

The MDT Small Cap Core strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 2000® Index. For more information about the Russell 2000® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small Sized Companies Risks. The Fund invests in small-sized companies. Small-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in medium- or large-capitalization companies.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover

Risk/Return Summary

MDT Small Cap Core Fund

16

rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth and value style investments in small companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None
Deferred Sales Charge (Load)	0.00%	1.00%
Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Account Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees(2)	0.25%	1.00%
Other Expenses(3)	2.34%	2.34%

Total Annual Fund Operating Expenses(4)	3.84%	4.59%
Less: Contractual expense waiver/reimbursement	(1.79)%	(1.79)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(5)	2.05%	2.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	The Fund’s Rule 12b-1 Plan permits the Fund’s Class A Shares to pay 12b-1 fees of up to 0.35%. Currently, the Board of Trustees has authorized the Fund’s Class A Shares to pay up to 0.25%.

(3)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes an account administration fee which is used to compensate intermediaries for account administrative services, and a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(4)	The Adviser has contractually agreed to limit the Class A and Class C Shares’ Total Annual Fund Operating Expenses to 2.05% and 2.80%, respectively, of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(5)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Class A and Class C Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.75% and 2.50%, respectively. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Small Cap Core Fund

17

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 2.05% for the Class A Shares of the Fund and 2.80% for the Class C Shares of the Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,502	$2,276	$4,290
Class C	$383	$1,225	$2,175	$4,584

If you did not redeem your Class C Shares, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
Class C	$283	$1,225	$2,175	$4,584

Risk/Return Summary

MDT Small Cap Core Fund

MDT Small Cap Growth Fund

This Prospectus offers Class A and Class C shares of the MDT Small Cap Growth Fund.

Investment Objective

The Small Cap Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of small U.S. companies. The Fund utilizes a small cap growth strategy. Under normal market conditions the Fund invests at least 80% of its net assets in the stocks of small-cap companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000 Growth® Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell 2000 Growth® Index. The index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market.)

The MDT Small Cap Growth strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 2000 Growth® Index. For more information about the Russell 2000 Growth® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small Sized Companies Risks. The Fund invests in small-sized companies. Small-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in medium- or large-capitalization companies.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Risk/Return Summary

MDT Small Cap Growth Fund

19

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth style investments in small companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None
Deferred Sales Charge (Load)	0.00%	1.00%
Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Account Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees(2)	0.25%	1.00%
Other Expenses(3)	2.34%	2.34%

Total Annual Fund Operating Expenses(4)	3.84%	4.59%
Less: Contractual expense waiver/reimbursement	(1.79)%	(1.79)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(5)	2.05%	2.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	The Fund’s Rule 12b-1 Plan permits the Fund’s Class A Shares to pay 12b-1 fees of up to 0.35%. Currently, the Board of Trustees has authorized the Fund’s Class A Shares to pay up to 0.25%.

(3)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes an account administration fee which is used to compensate intermediaries for account administrative services, and a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(4)	The Adviser has contractually agreed to limit the Class A and Class C Shares’ Total Annual Fund Operating Expenses to 2.05% and 2.80%, respectively, of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(5)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Class A and Class C Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.75% and 2.50%, respectively. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Small Cap Growth Fund

20

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 2.05% for the Class A Shares of the Fund and 2.80% for the Class C Shares of the Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,502	$2,276	$4,290
Class C	$383	$1,225	$2,175	$4,584

If you did not redeem your Class C Shares, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
Class C	$283	$1,225	$2,175	$4,584

Risk/Return Summary

MDT Small Cap Growth Fund

MDT Small Cap Value Fund

This Prospectus offers Class A and Class C shares of the MDT Small Cap Value Fund.

Investment Objective

The Small Cap Value Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of small U.S. companies. The Fund utilizes a small cap value strategy. Under normal market conditions the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000 Value® Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell 2000 Value® Index. The index measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market

The MDT Small Cap Value strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 2000 Value® Index. For more information about the Russell 2000 Value® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small Sized Companies Risks. The Fund invests in small-sized companies. Small-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in medium- or large-capitalization companies.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover

Risk/Return Summary

MDT Small Cap Value Fund

22

rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking value style investments in small companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None
Deferred Sales Charge (Load)	0.00%	1.00%
Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Account Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees(2)	0.25%	1.00%
Other Expenses(3)	2.34%	2.34%

Total Annual Fund Operating Expenses(4)	3.84%	4.59%
Less: Contractual expense waiver/reimbursement	(1.79)%	(1.79)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(5)	2.05%	2.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	The Fund’s Rule 12b-1 Plan permits the Fund’s Class A Shares to pay 12b-1 fees of up to 0.35%. Currently, the Board of Trustees has authorized the Fund’s Class A Shares to pay up to 0.25%.

(3)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes an account administration fee which is used to compensate intermediaries for account administrative services, and a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(4)	The Adviser has contractually agreed to limit the Class A and Class C Shares’ Total Annual Fund Operating Expenses to 2.05% and 2.80%, respectively, of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(5)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Class A and Class C Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.75% and 2.50%, respectively. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Small Cap Value Fund

23

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 2.05% for the Class A Shares of the Fund and 2.80% for the Class C Shares of the Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,502	$2,276	$4,290
Class C	$383	$1,225	$2,175	$4,584

If you did not redeem your Class C Shares, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
Class C	$283	$1,225	$2,175	$4,584

Risk/Return Summary

MDT Small Cap Value Fund

MDT Balanced Fund

This Prospectus offers Class A and Class C shares of the MDT Balanced Fund. The Fund was previously designated as the “Optimum Q—Balanced Fund.”

Investment Objective

The Balanced Fund’s investment objective is long-term growth through capital appreciation and income.

Principal Investment Strategies

To achieve its investment objectives, the Fund may diversify its portfolio over many categories of assets available for investment—fixed-income and equity, domestic and foreign, growth and value. Under normal conditions, the Fund will invest between 60% and 80% of its assets in equity securities and between 20% and 40% in fixed-income securities. The Fund may invest up to 25% of its assets in foreign equity and foreign fixed-income securities. The Fund’s asset mix will change based on existing and anticipated market conditions.

Equity Securities: The Fund’s domestic equity portfolio will consist primarily of common stock managed in a style which utilizes a whole market, all cap/all style strategy, with most investments selected from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection and subject to risk controls, it provides the ability to overweight or underweight segments of the market represented by those stocks which the Optimum Q process views as opportunities. The strategy used to construct the portfolio seeks to maximize compound annual return while controlling risk. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics. The Fund may invest in many types of securities including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests, equity participations, and sponsored and unsponsored American Depositary Receipts (“ADRs”). The Adviser may attempt to reach its goals by investing in exchange-traded funds and shares of other investment companies.

Fixed-Income Securities: The Fund’s investments in fixed-income securities may be of any credit quality as determined by a nationally recognized statistical rating organization (“NRSRO”), such as Standard and Poor’s, or determined to be of comparable quality by the Adviser, from investment grade to high-yield bonds (“junk bonds”). These securities may either pay interest at a fixed rate or at variable rates determined by the terms of the security. Additionally these securities may have prepayment and reset terms that are fixed or may vary as determined by the terms of the security. The Adviser may select fixed-income securities issued by the U.S. government or any of its agencies, foreign governments, and U.S. and foreign companies. The Fund may include mortgage-backed, asset-backed and high-yield securities. In selecting securities for the fixed-income portion of the Fund, the Adviser evaluates current market conditions to identify a desirable portfolio duration and to determine the appropriate allocation among various market sectors. Individual securities are selected using fundamental credit research to identify relative value in the market. The Adviser may choose to sell securities for a variety of reasons, such as to maintain portfolio diversification, to redeploy assets into more promising opportunities, or to raise cash.

(1)	Duration is a measure of a fixed-income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes.

Risk/Return Summary

MDT Balanced Fund

25

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities or asset classes may prove to be incorrect.

Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Other Investment Companies Risks. The Fund may invest in other investment companies. Your cost of investing in the Fund will generally be higher than the cost of investing directly in shares of the mutual funds in which the Fund invests. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying mutual funds in which it invests in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those funds. Furthermore, investing in other funds could affect the timing, amount, and character of distributions to you and therefore may increase the amount of taxes payable by you.

Foreign Securities Risks. The Fund may invest in foreign securities and ADRs. ADRs are securities of foreign companies that are denominated in U.S. Dollars. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Foreign investments generally involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. Risks also include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on interest and adverse diplomatic developments. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity.

Call Risk. During periods of declining interest rates, a bond issuer may “call”—or repay—its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Prepayment and Extension Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines, as the Fund would be unable to capitalize on higher interest rates when investments are locked in at a lower rate for a longer period of time.

Risk/Return Summary

MDT Balanced Fund

26

Credit Risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Additionally, lower-rated securities, including junk bonds, involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.

High-Yield Debt Securities Risks. High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a nationally recognized statistical rating organization. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimately repayment, which agency or instrumentality may be privately owned. There can be no reassurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Portfolio Turnover Risks: The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are looking for a diversified investment vehicle
•	You want total return-income and capital appreciation

This Fund is not appropriate for you if you have short-term financial goals.

Performance

The bar chart and table shown below illustrate the variability of the Fund’s returns. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year (on a calendar year basis). The table shows how the Fund’s average annual returns (after taking into account any sales charges) compare with those of a broad-based index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Because Class A and C shares of the Fund had not commenced operations prior to the date of this prospectus, no performance information for those Classes is shown. The performance shown below is that of the Fund’s Institutional Class, which is offered in a separate prospectus. Class A and C shares of the Fund would have substantially similar returns because the

Risk/Return Summary

MDT Balanced Fund

27

shares are invested in the same portfolio of securities. However, the returns for Class A and C shares would be different than the figures shown because each Class of shares has different expenses. Sales charges are not reflected. If such amounts were reflected, returns would be less than those shown.

Total Return for the Calendar Years Ended December 31*

Balanced Fund – Institutional Class

* The calendar year-to-date total return for the Fund as of September 30, 2005 was 7.25%.

During the period of time displayed in the bar chart, the Fund’s best quarter was the fourth quarter of 2003 up 9.56% and its worst quarter was the second quarter of 2004 down 1.14%

Balanced Fund—Institutional Class Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception(1)
Return Before Taxes	12.39%	18.02%
Return After Taxes on Distributions(2)	10.05%	16.49%
Return After Taxes on Distributions and Sale of Fund Shares(2,3)	9.33%	14.91%
S&P 500 Index(4)	10.88%	21.39%
Lipper Balanced Fund Index(5)	8.99%	15.34%

(1)	Institutional Class shares commenced operations on October 1, 2002. Class A and Class C shares commenced operations as of the date of this prospectus and therefore do not have returns for a full calendar year. The returns for the two indexes have been calculated since the inception date of the Fund’s Institutional Class shares.

(2)	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are presented only for one class. After-tax returns for other classes may vary.

(3)	The “Return After Taxes on Distributions and Sale of Fund Shares” figures may be higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4)	The S&P 500 Index consists of 500 stocks chosen from market size, liquidity and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

(5)	The Lipper Balanced Fund Index is the average of the 30 largest funds in the Lipper Balanced Funds category. These funds, by portfolio practice, aim to conserve principal by maintaining at all times a balanced portfolio of at least 50% in equity securities and at least 25% in fixed-income securities. Typically the equity/bond ratio is approximately 60%/40%. The return of the index assumes the reinvestment of any dividends or other distributions.

Risk/Return Summary

MDT Balanced Fund

28

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None
Deferred Sales Charge (Load)	0.00%	1.00%
Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Account Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees(2)	0.25%	1.00%
Other Expenses(3)	0.44%	0.44%

Total Annual Fund Operating Expenses(4,5)	1.44%	2.19%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	The Fund’s Rule 12b-1 Plan permits the Fund’s Class A Shares to pay 12b-1 fees of up to 0.35%. Currently, the Board of Trustees has authorized the Fund’s Class A Shares to pay up to 0.25%.

(3)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Class A Shares and Class C Shares for the Fund are new, these expenses are based on estimated amounts for the current fiscal period. This also includes an account administration fee which is used to compensate intermediaries for account administrative services, and a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(4)	The Adviser has contractually agreed to limit the Class A and Class C Shares’ Total Annual Fund Operating Expenses to 1.50% and 2.25%, respectively, of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(5)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. It is estimated that the Fund’s Class A and Class C Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.40% and 2.15%, respectively. These voluntary waivers may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same and are before waivers and reimbursements

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$689	$980	$1,294	$2,179
Class C	$322	$685	$1,175	$2,524

If you did not redeem your Class C Shares, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
Class C	$222	$685	$1,175	$2,524

Risk/Return Summary

MDT Balanced Fund

MDT Short-Term Bond Fund

This Prospectus offers Class A and Class C shares of the MDT Short-Term Bond Fund. The Short-Term Bond Fund was previously designated as the “Optimum Q—Capital Conservation Fund.”

Investment Objective

The Short-Term Bond Fund’s investment objective is to preserve the value of Fund assets and produce income.

Principal Investment Strategies

To meet its investment objectives, the Fund invests primarily in U.S. investment grade bonds (i.e., securities rated BBB or higher by Standard & Poor’s or its equivalent by another nationally recognized statistical rating organization (“NRSRO”) or determined by the Adviser to be of comparable quality at the time of purchase).

The Adviser manages the Fund as a low-duration, high-grade bond portfolio. The Fund normally maintains a weighted average effective maturity of between one and three years. The Adviser believes that portfolios with this credit and interest rate risk profile can generate higher returns than a money market fund with a better risk/reward relationship than most short or intermediate-term bond funds. Please note however, that the Fund does not intend to maintain its net asset value at $1.00 in the way a money market fund would.

The Fund has a policy of investing at least 80% of its net assets in the following types of domestic debt securities:

• U.S. government • Collateralized mortgage obligations	• U.S. government agencies • Corporate

• Asset-backed and mortgage- backed obligations	• Medium-term notes

Collateralized mortgage obligations, asset-backed obligations, corporate bonds and medium-term notes may be issued by various types of issuers, including special purpose vehicles designed to pool underlying assets (such as mortgage obligations or credit card receivables), and corporations or other entities. All of these debt securities are subject to the principal risks described below, including interest rate risk, credit risk and call risk.

In selecting portfolio securities, the Adviser uses a “top-down” approach by first monitoring and evaluating economic trends. The Adviser evaluates current market conditions to identify a desirable portfolio duration and to determine an appropriate allocation of the Fund’s assets among various market sectors. Individual securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when other comparable investments are judged to offer superior risk/reward profiles.

Bonds are:

Interest-bearing debt securities that obligate the issuer (i.e., U.S. Government or company) to pay the holders specific amounts on scheduled payment dates. The issuer generally is required to repay the principal amount of the obligation at maturity, although a portion of the principal payments may be made over the life of the bond.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that

Risk/Return Summary

MDT Short-Term Bond Fund

30

in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. If interest rates fall, the Fund’s income could also decline.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of declining interest rates, a bond issuer may “call”—or repay—its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Prepayment and Extension Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines, as the Fund would be unable to capitalize on higher interest rates when investments are locked in at a lower rate for a longer period of time.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimately repayment, which agency or instrumentality may be privately owned. There can be no reassurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

This Fund may be appropriate for you if:

•	You want to earn income on investments considered more stable than stocks
•	You are looking for a fixed-income component to complete your portfolio

Risk/Return Summary

MDT Short-Term Bond Fund

31

Performance

The bar chart and table shown below illustrate the variability of the Fund’s returns. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year (on a calendar year basis). The table shows how the Fund’s average annual returns (after taking into account any sales charges) compare with those of a broad-based index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Because Class A and C shares of the Fund had not commenced operations prior to the date of this prospectus, no performance information for those Classes is shown. The performance shown below is that of the Fund’s Institutional Class, which is offered in a separate prospectus. Class A and C shares of the Fund would have substantially similar returns because the shares are invested in the same portfolio of securities. The returns for Class A and C shares would be different than the figures shown because each Class of shares has different expenses. Sales charges are not reflected. If such amounts were reflected, returns would be less than those shown.

Total Return for the Calendar Years Ended December 31*

Short-Term Bond Fund – Institutional Class

* The calendar year-to-date total return for the Fund as of September 30, 2005 was 1.61%

During the period of time displayed in the bar chart, the Fund’s best quarter was the third quarter of 2004 up 1.06% and its worst quarter was the second quarter of 2004 down 0.84%

Short-Term Bond Fund—Institutional Class Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception(1)
Return Before Taxes	1.47%	1.25%
Return After Taxes on Distributions(2)	0.34%	0.18%
Return After Taxes on Distributions and Sale of Fund Shares(2,3)	0.95%	0.45%
Citigroup Salomon 1-Year Treasury Benchmark Index(4)	0.74%	1.27%
Lipper Short-Term Investment Grade Debt Funds Index(5)	1.61%	2.38%

(1)	Institutional Class shares commenced operations on October 1, 2002. Class A and Class C shares commenced operations as of the date of this prospectus and therefore do not have returns for a full calendar year. The returns for the two indexes have been calculated since the inception date of the Institutional Class shares.

(2)	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are presented only for one class. After-tax returns for other classes may vary.

(3)	The “Return After Taxes on Distributions and Sale of Fund Shares” figures may be higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4)	The Citigroup Salomon 1-Year Treasury Benchmark Index is an unmanaged index generally representative of the average yield on one-year Treasury bills. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

Risk/Return Summary

MDT Short-Term Bond Fund

32

(5)	The Lipper Short-Term Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Short-Term Investment Grade Funds category. These funds, by portfolio practice, invest primarily in investment grade debt issues (rated in the top four grades) with a dollar weighted average maturity of six months to three years. The return of the index assumes the reinvestment of any dividends or other distributions.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Sales Charge (Load) Imposed on Purchases	1.00%	None
Deferred Sales Charge (Load)	0.00%	1.00%
Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Account Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees(2)	0.25%	1.00%
Other Expenses(3)	0.51%	0.51%

Total Annual Fund Operating Expenses(4)	1.16%	1.91%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 10 days of purchase.

(2)	The Fund’s Rule 12b-1 Plan permits the Fund’s Class A Shares to pay 12b-1 fees of up to 0.35%. Currently, the Board of Trustees has authorized the Fund’s Class A Shares to pay up to 0.25%.

(3)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because Class A Shares and Class C Shares of the Fund are new, these expenses are based on estimated amounts for the current fiscal period. This includes an account administration fee which is used to compensate intermediaries for account administrative services, and a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(4)	For the current fiscal period, the Fund estimates that there would have been expenses recovered for both Class A Shares and Class C Shares in the amount of 0.01%, resulting in Total Annual Fund Operating Expenses (after expenses recovered) of 1.17% for Class A Shares and 1.92% for Class C Shares. The Adviser has contractually agreed to limit the Class A and Class C Shares Total Annual Fund Operating Expenses to 1.20% and 1.95%, respectively, of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Risk/Return Summary

MDT Short-Term Bond Fund

33

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Class A and Class C Shares for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$217	$465	$732	$1,495
Class C	$294	$600	$1,032	$2,233

If you did not redeem your Class C Shares, you would pay the following expenses:

	1 Year	3 Years	5 Years	10 Years
Class C	$194	$600	$1,032	$2,233

Risk/Return Summary

MDT Short-Term Bond Fund

More About the Funds

Additional Investment Strategies

The Funds’ principal investment strategies (and associated principal risks) are discussed in the Risk/Return Summaries and are the strategies that the Adviser believes are most likely to be important in trying to achieve the Funds’ objectives. You should note, however, that the Funds may use other strategies and invest in other securities not described in this prospectus. For a copy of the Funds’ Statement of Additional Information (“SAI”) containing additional (non-principal) investment strategies and securities that may present different risks (including a description of the types of securities that the Funds consider to be foreign securities), please call toll free 1-866-784-6867.

The Adviser selects most of the investments for the All Cap Core Fund, Tax Aware/All Cap Core Fund and the Balanced Fund from companies listed in the Russell 3000® Index. As of October 31, 2005, companies in the Russell 3000® Index ranged in capitalization from $37 million to $360 billion.

The Large Cap Growth Fund invests under normal conditions at least 80% of its net assets in securities of large-cap companies such as those securities in the Russell 1000® Growth Index. For example, as of October 31, 2005, companies in the Russell 1000® Growth Index ranged in capitalization from $855 million to $360 billion.

The Mid Cap Growth Fund invests under normal conditions at least 80% of its net assets in securities of medium-sized companies such as those securities in the Russell MidCap Growth® Index. For example, as of October 31, 2005, companies in the Russell MidCap Growth® Index ranged in capitalization from $850 million to $16.3 billion.

The Small Cap Core Fund invests under normal conditions at least 80% of its net assets in securities of in small-sized companies such as those securities in the Russell 2000® Index. For example, as of October 31, 2005, companies in the Russell 2000® Index ranged in capitalization from $37 million to $3.7 billion.

The Small Cap Growth Fund invests under normal conditions at least 80% of its net assets in securities of small-sized companies such as those securities in the Russell 2000® Growth Index. For example, as of October 31, 2005, companies in the Russell 2000® Growth Index ranged in capitalization from $37 million to $3.7 billion.

The Small Cap Value Fund invests under normal conditions at least 80% of its net assets in securities of small-sized companies such as those securities in the Russell 2000® Value Index. For example, as of October 31, 2005, companies in the Russell 2000® Value Index ranged in capitalization from $52 million to $3.2 billion.

Because the Funds (except for the Short-Term Bond Fund) invest in companies that are defined by reference to an index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Indices described above are reconstituted on an annual basis.

In addition to the principal strategies discussed in the Risk/Return Summaries, the Funds may use various techniques as non-principal investment strategies to achieve the investment objectives of the Funds. These techniques may include buying and selling futures contracts, swaps, options, when-issued securities and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. The Short-Term Bond Fund and Balanced Fund may invest a portion of their assets in debt obligations of foreign corporations, banks, governments and their political subdivisions. Each Fund may engage in securities lending to earn income.

Cash Holdings & Temporary Investments. Each Fund may from time to time have a portion of its assets invested in cash or cash equivalents, such as short-term investment grade securities, while waiting to invest monies received from purchases of the Fund’s shares or from the sale of its portfolio securities. Cash equivalents purchased by a Fund will be rated in the highest ratings categories by Standard & Poor’s, Moody’s Investor Service, Inc., Fitch Inc. or another nationally recognized statistical rating organization (“NRSRO”). In the event that a Fund experiences large cash inflows, the Adviser may temporarily invest in

More About the Funds

35

derivatives such as futures and options, including for non-hedging purposes. The Adviser believes that the Funds benefit from this technique by reducing trading costs. The Adviser may choose to sell securities for a variety of reasons, such as to maintain portfolio diversification, to redeploy assets into more promising opportunities, or to raise cash.

Under normal market conditions, each Fund may hold cash or cash equivalents, such as commercial paper, Certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (e.g., U.S. Treasury obligations) or repurchase agreements.

Temporary Defensive Investments. Each Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity. A Fund may not achieve its investment objectives to the extent that it engages in such a temporary, defensive strategy. However, a Fund will not change its investment objective without providing 60 days prior written notice to shareholders.

Changes in Investment Objectives and Policies. The investment objectives, strategies and policies described above may be changed without the approval of a Fund’s shareholders. However, a Fund will not change an investment policy of investing at least 80% of its net assets in securities suggested by its name without prior written notice of the change in the investment policy and changing the Fund’s name.

Additional Risks

Additional information about the funds principal risks is provided below, as well as information about other non-principal risks relating to the fund’s investment strategies.

Equity Securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. The value of stock is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Preferred stocks are equity stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. In the event of insolvency or bankruptcy, common stockholders would be subordinate to creditors and preferred stockholders in respect of any payments from the assets of the company.

Risks of Securities Lending. To generate income, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When a Fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Futures and Options on Futures Risks. Derivatives such as futures and options on futures may allow a Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. A Fund may invest in derivatives for hedging purposes, but the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund. Derivatives are volatile and involve significant risks, including:

•	Leverage Risk—the risk associated with certain types of investments or trading strategies in which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Credit Risk—the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Currency Risk—the risk in which changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Foreign Securities Risks. Foreign investments, including both equity and fixed-income securities, generally involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. Risks also include, but are

More About the Funds

36

not limited to, expropriation, confiscatory taxation, withholding taxes on interest and adverse diplomatic developments. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect the value of an investment.

When-Issued Securities. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place. In addition, when a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

Portfolio Holdings Information

Information concerning a Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of a Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. The Adviser may post summary portfolio composition information, which may include identification on a Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector, on its website. If such summary portfolio information is posted, the information will be posted 15 days (or the next business day) after month-end and remain in place until replaced by the information for the succeeding month.

To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of a Fund, or select the name of a Fund from the menus on the “Products” section, and from the Funds’ page click on the “Portfolio Holdings” link. A user is required to register on the website the first time the user accesses this information.

You may also access from the “Products” section of the website portfolio information as of the end of the Funds’ fiscal quarters. The Funds’ annual and semiannual reports, which contain complete listings of a Fund’s portfolio holdings as of the end of a Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of a Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of a Fund’s portfolio holdings as of the end of the Funds’ first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of a Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

More About the Funds

Management of the Funds

The Adviser

MDT Advisers is an autonomous operating division of MDTA LLC, 125 CambridgePark Drive, Cambridge, Massachusetts, 02140, which is registered as an investment adviser with the SEC. As of the close of business on July 14, 2006, Federated Investors, Inc. acquired a majority interest in MDTA LLC. MDT Advisers is responsible for the day-to-day management of the Funds in accordance with each Fund’s respective investment objectives and policies (subject to the general supervision of the Funds’ Board of Trustees). This includes making investment decisions, and buying and selling securities.

The advisory fee is accrued daily and paid monthly. However, the Adviser has contractually agreed to waive its fees and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the total operating expenses, excluding taxes, interest and brokerage commissions (on an annual basis) do not exceed the amounts shown in the table below:

Total Operating Expenses Net of Waiver/Reimbursement

Fund	Class A	Class C

MDT—All Cap Core Fund(1)	1.50%	2.25%
MDT—Tax Aware/All Cap Core Fund	2.05%	2.80%
MDT—Large Cap Growth Fund	2.05%	2.80%
MDT—Mid Cap Growth Fund	2.05%	2.80%
MDT—Small Cap Core Fund	2.05%	2.80%
MDT—Small Cap Growth Fund	2.05%	2.80%
MDT—Small Cap Value Fund	2.05%	2.80%
MDT—Balanced Fund(1)	1.50%	2.25%
MDT—Short-Term Bond Fund(1)	1.20%	1.95%

(1)	The Adviser has contractually agreed to limit Class A and Class C shares’ Total Annual Fund Operating Expenses to the amounts stated in the table through November 30, 2006.

Any waivers or reimbursements have the effect of lowering the overall expense ratio for the applicable Fund and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed. The Adviser is permitted to recoup the fees waived and/or expenses paid within a three-year period to the extent of the expense limitation.

The amount the Adviser is entitled to receive on an annual basis together with the amount it actually did receive net of waivers or recoupments for its services during the fiscal year ended July 31, 2004 is:

Fund	Advisory Fee Entitled to be Paid	Advisory Fee Actually Paid
	(as a % of average daily net assets)

MDT—All Cap Core Fund	0.75%	0.71%
MDT—Tax Aware/All Cap Core Fund	1.00%	N/A
MDT—Large Cap Growth Fund	0.75%	N/A
MDT—Mid Cap Growth Fund	0.90%	N/A
MDT—Small Cap Core Fund	1.25%	N/A
MDT—Small Cap Growth Fund	1.25%	N/A
MDT—Small Cap Value Fund	1.25%	N/A
MDT—Balanced Fund	0.75%	0.75%
MDT—Short-Term Bond Fund	0.40%	0.41%*

*	The advisory fee actually paid is higher than the contractual fee due to fees and/or expenses recovered by the Adviser.

Management of the Funds

38

MDT provides investment management services for individuals and institutional clients including pension and profit sharing plans. As of July 31, 2005, the MDT Advisers division had approximately $3.82 billion in assets under its direct management. As of the same date, the Adviser as a whole, had approximately $3.96 billion in assets under management.

Management Team

The All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund are managed by the Quantitative Equity Strategies Group, headed by Dr. David M Goldsmith, who is primarily responsible for the day-to-day management of these Funds. Dr. Goldsmith and John Sherman (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Balanced Fund. Mr. Sherman is primarily responsible for the day-to-day management of the Short-Term Bond Fund.

David M. Goldsmith, Ph.D., Chief Investment Officer, joined MDT Advisers in 1990 and has been responsible for the development of the Optimum Q process. Dr. Goldsmith has over 23 years experience in the development and application of financial and statistical modeling techniques. He received an A.B., Summa Cum Laude, Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D., Economics, Concentration in Finance from Harvard University.

John F. Sherman, C.F.A., Portfolio Manager, joined MDT Advisers in 2000. He has over fourteen years of experience analyzing financial markets and has been responsible for the Adviser’s fixed-income investments for the past five years. Prior to joining the Adviser, Mr. Sherman served as a Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for the FDIC from 1991–1999. He is a member of the CFA Institute and the Boston Security Analysts Society. He holds a designation as a Chartered Financial Analyst. He received a B.S.B.A. from North Adams State College, and an M.B.A. from the Boston University Graduate School of Management.

The Quantitative Equity Strategies Group is responsible for the development, maintenance and operation of the proprietary Optimum Q process. In addition to Dr. Goldsmith, team members include:

Frederick L. Konopka, C.F.A., Senior Associate

Sarah A. Stahl, Senior Associate

Stephen R. Griscom, Associate

Daniel J. Mahr, Associate

The Statement of Additional Information (“SAI”) provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Prior Performance of Similar Accounts

Provided below is historical performance information of all actual, fee-paying, discretionary equity accounts that have investment objectives, policies, strategies, and risks substantially similar to those of the following:

•	the “All Cap Core Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the All Cap Core Fund

•	the “Tax Aware/All Cap Core Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Tax Aware/All Cap Core Fund

•	the “Large Growth Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Large Cap Growth Fund

•	the “Mid Cap Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Mid Cap Growth Fund

Management of the Funds

39

•	the “Small Cap Core Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Small Cap Core Accounts

•	the “Small Cap Growth Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Small Cap Growth Fund

•	the “Small Cap Value Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Small Cap Value Fund

Each similar account (collectively, the “Similar Accounts”) listed above is managed by the same team of portfolio managers of the Adviser that manages the Fund. As of December 31, 2004, each similar account represents assets as follows:

•	All Cap Core Accounts represent assets of approximately $107,777,000

•	Tax Aware/All Cap Core Accounts represent assets of approximately $1,212,000

•	Large Growth Accounts represent assets of approximately $110,000

•	Mid Cap Accounts represent assets of approximately $548,000

•	Small Cap Core Accounts represent assets of approximately $117,000

•	Small Cap Growth Accounts represent assets of approximately $58,521,000

•	Small Cap Value Accounts represent assets of approximately $664,000

This information is provided to illustrate the past performance of all fee-paying, discretionary equity accounts managed by the Adviser and does not represent the performance of the Funds. Performance of the Similar Accounts is historical and does not represent the future performance of the Funds.

The performance information shown for the Similar Accounts is shown net of management fees, which for this purpose were assumed to equal the contractual management fee applicable to each respective Fund (without taking into account any fee waivers or limits). Performance reflects the reinvestment of all income. Cash and cash equivalents are included in performance returns.

The Similar Accounts are not subject to the same type of expenses to which the Funds are subject partly because the Similar Accounts are not subject to the same regulatory requirements as the Funds. The fees and expenses of the Similar Accounts are lower that those of the Funds. The Funds are subject to certain diversification requirements, tax restrictions, and investment limitations imposed by the Investment Company Act of 1940, or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Similar Accounts could have been adversely affected if the Similar Accounts had been regulated under the federal securities and tax laws imposed on the Funds. The investment results of the composites presented below are unaudited and are not intended to predict or suggest the future returns of the Funds. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Average Annual Total Returns	All Cap Core Accounts	Russell 3000® Index(1)

1 year ended 12/31/2004	15.04%	11.95%
5 years ended 12/31/2004	3.38%	(1.16)%
Since Inception 9/5/1991—12/31/2004	14.35%	11.22%

(1)	The Russell 3000® Index is an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Tax Aware/All Cap Core Accounts	Russell 3000® Index(1)

1 year ended 12/31/2004	17.28%	11.95%
Since Inception 05/15/2002—12/31/2004	9.48%	6.58%

Management of the Funds

40

(1)	The Russell 3000® Index is an index that measures the performance of the 3,000 U.S. largest companies by market capitalization representing approximately 98% of the investable domestic equity market. The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Large Cap Growth Accounts	Russell 1000 Growth® Index(1)	S&P 500® Index(2)
Since Inception 10/01/2004—12/31/2004	9.64%	9.17%	9.23%

(1)	The Russell 1000 Growth® Index is an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The index does not reflect any deduction for fees, expenses or taxes.

(2)	The S&P 500® Index is a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Mid Cap Growth Accounts	Russell Mid Cap Growth® Index(1)

1 year ended 12/31/2004	23.96%	15.48%
3 years ended 12/31/2004	12.10%	6.16%
Since Inception 08/01/2000—12/31/2004	(1.66)%	(4.86)%

(1)	The Russell Mid Cap Growth® Index is an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid-cap segment of the U.S. equity universe, which includes the 800 smallest companies by market capitalization within the Russell 1000® Index (an index that includes the 1,000 largest U.S. companies by market capitalization). The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Small Cap Core Accounts	Russell 2000® Index(1)
Since Inception 03/01/2004—12/31/2004	16.04%	12.40%

(1)	The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies by market capitalization, representing approximately 98% of the investable domestic equity market. These 2,000 firms represent approximately 6% of the investable U.S. equity market. The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Small Cap Growth Accounts	Russell 2000 Growth® Index(1)

1 year ended 12/31/2004	17.63%	14.31%
3 years ended 12/31/2004	16.32%	5.80%
Since Inception 08/01/2000—12/31/2004	11.63%	(2.34)%

(1)	The Russell 2000 Growth® Index is an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market. The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Small Cap Value Accounts	Russell 2000 Value® Index(1)
1 year ended 12/31/2003	21.80%	22.25%
3 years ended 12/31/2003	22.02%	16.50%
Since Inception 08/01/2000—12/31/2004	16.89%	17.00%

(1)	The Russell 2000 Value® Index is an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). The index does not reflect any deduction for fees, expenses or taxes.

Management of the Funds

Your Account

Distribution of Shares

The Funds’ Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions on behalf of their customers or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Funds, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Choosing a Share Class

Each Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

Payments to Financial Intermediaries

The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.

Front-end Sales Charge Reallowances

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares of:

MDT All Cap Core Fund, MDT Tax Aware/All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small Cap Value Fund and MDT Balanced Fund only:

Purchase Amount	Dealer Reallowance as a percentage of Public Offering Price

Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

Class A Shares of:

MDT Short-Term Bond Fund only

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $1 million	1.00%
$1 million or greater	0.00%

Your Account

Advance Commissions

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million)

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Rule 12b-1 Plan

The Funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 in respect of its Class A and Class C shares. Under the Rule 12b-1 Plan, Class A shares may pay a fee of up to 0.35% of the average daily net asset value of Class A shares, except for the All Cap Core Fund, which will have distribution fee of 0.25% of the average daily net assets of the Class A shares of the Fund. However, the Board of Trustees currently has authorized Class A shares to pay a fee of up to 0.25% of the average daily net asset value of Class A shares. Under the Rule 12b-1 Plan, Class C shares pay a fee of up to 1.00% of the average daily net asset value of Class C shares. Of these fees, the Funds will not pay more than 0.75% for distribution and promotion of Class C shares. The Distributor uses this fee to finance activities that promote the sale of Fund shares. Such activities include, but are not necessarily limited to, shareholder servicing, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. The Rule 12b-1 Plan has the effect of increasing the expenses of the shares from what they would otherwise be.

Account Administration Fees

The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees

The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Your Account

43

Additional Payments to Financial Intermediaries

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus and described above because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Funds and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Funds and any services provided.

Share Price

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price).

When a Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of that Fund’s assets may change on days you cannot purchase or redeem Shares.

NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Funds’ current NAV and public offering price may be found in the mutual funds section of certain local newspapers.

The Funds generally value equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

The Funds generally value fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed income securities, prices furnished by an independent pricing service are intended to be indicative of the bid price currently offered to institutional investors for the securities.

Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board. The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded

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in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating each Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate its NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The following table summarizes the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

MDT All Cap Core Fund, MDT Tax Aware/All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small Cap Value Fund and MDT Balanced Fund only:

	Maximum Sales Charges
Shares Offered	Front-End Sales Charge(2)	Contingent Deferred Sales Charge(3)
Class A	5.50%	0.00%
Class C	0.00%	1.00%

(1)	The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000. Purchases in excess of these limits may be made in Class A Shares. You may be treated differently if your Shares are held on the books of a Fund in the name of a financial intermediary. See “Purchase Limits on Class C Shares” below.

(2)	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

(3)	See “Sales Charge When You Redeem.”

MDT Short-Term Bond Fund only:

	Maximum Sales Charges
Shares Offered	Front-End Sales Charge(2)	Contingent Deferred Sales Charge(3)
Class A	1.00%	0.00%
Class C	0.00%	1.00%

(1)	The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your

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return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000. Purchases in excess of these limits may be made in Class A Shares. You may be treated differently if your Shares are held on the books of a Fund in the name of a financial intermediary. See “Purchase Limits on Class C Shares” below.

(2)	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

(3)	See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charge When You Purchase.”) Class C Shares bear a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that there is no front-end charge imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

Sales Charge When You Purchase

The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

MDT All Cap Core Fund, MDT Tax Aware/All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small Cap Value Fund and MDT Balanced Fund only:

Class A Shares

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater(1)	0.00%	0.00%

(1)	A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

MDT Short-Term Bond Fund only:

Class A Shares

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $1 million	1.00%	1.01%
$1 million or greater(1)	0.00%	0.00%

(1)	A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

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Reducing the Sales Charge With Breakpoint Discounts

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Funds are indicated in the tables above. You or your financial intermediary must notify the Funds’ Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the MDT or the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on MDT’s and Federated’s website free of charge, this information is not separately disclosed on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

•	purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

•	combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any MDT or Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent (Class A Shares only)

•	signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Purchase Limits on Class C Shares (Until August 31, 2006)

In order to maximize shareholder returns and minimize sales charges and marketing fees, purchase orders for Class C Shares are generally limited to $1,000,000. If the amount of the purchase order would equal or exceed the limit, then the purchase order will not be processed. Instead, the Distributor will attempt to

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contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. You may be treated differently if your Shares are held on the books of the Funds in the name of a financial intermediary.

Purchase Limits on Class C Shares (Effective September 1, 2006)

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K shares of any MDT or Federated fund currently held in linked Qualifying Accounts. If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. You may be treated differently if your Shares are held on the books of the Funds in the name of a financial intermediary.

Eliminating the Sales Charge

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

•	within 120 days of redeeming Shares of an equal or greater amount;

•	through a financial intermediary that did not receive a dealer reallowance on the purchase;

•	with reinvested dividends or capital gains;

•	as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

•	as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

•	as a Trustee, employee or former employee of the Funds, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

•	pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of a Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

Sales Charge When You Redeem

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

•	Shares that are not subject to a CDSC; and

•	Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other MDT or Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

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Class C Shares:

You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

•	following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

•	purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

•	purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

•	purchased through a financial intermediary that did not receive an advance commission on the purchase;

•	purchased with reinvested dividends or capital gains;

•	redeemed by a Fund when it closes an account for not meeting the minimum balance requirements; or

•	purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

Fee When you Redeem or Exchange

For 10 days (MDT Short-Term Bond Fund only) following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee.

For 30 days (MDT All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small Cap Value Fund and MDT Balanced Fund only) following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee.

For 180 days (MDT Tax Aware/All Cap Core Fund only) following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee.

The 2.00% fee, referred to in the prospectus and Statement of Additional Information (SAI) as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. This redemption/exchange fee is intended to encourage long-term investments in the Funds, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that a Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in a Fund’s NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Funds reserve the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

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The Funds’ goal is to collect the redemption/exchange fee on all Shares that are redeemed or exchanged within 10 days (MDT Short-Term Bond Fund only), 30 days (MDT All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small Cap Value Fund and MDT Balanced Fund only), or 180 days (MDT Tax Aware/All Cap Core Fund only) of purchase. However, the Funds may not be able to achieve their goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Funds specifically anticipate that they may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers, trust companies and retirement plan record keepers.

Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code will be subject to the redemption/exchange fee. Non-participant directed transactions such as distributions due to death, disability, health, or financial hardship will not be subject to the redemption/exchange fee. The redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. Finally, Shares acquired by reinvestment of dividends or distributions of the Funds, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption/exchange fee, please see the Funds’ SAI.

Buying Shares

You may purchase Shares through a financial intermediary, directly from a Fund or through an exchange from another MDT or Federated fund. The Funds reserve the right to reject any request to purchase or exchange Shares. Where the Funds offer more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

Minimum Investments

For each Fund (Class A or C shares), to open an account you must invest at least the minimum amount as indicated below:

Minimum Investments	To Open Your Account	To Add to Your Account(1)

Regular Accounts	$1,000	$50
Retirement and Tax-Deferred Accounts	$100	$50
Broker-dealer Sponsored Wrap Account Programs	$250	$50

(1)	After you have opened a Fund account, you may also make automatic subsequent investments with $50 or more through the Automatic Investment Plan.

The minimum initial investment required to open a Fund account depends on the nature of the account. For example, for regular accounts, each Fund requires an initial investment of $1,000, but for retirement and tax-deferred accounts (IRAs, SEP-IRAs, 401(k) accounts, pension and profit sharing plans, UGMA/UTMA accounts, etc.), only an initial investment of $100 is required. To add to existing accounts, each Fund requires a minimum investment of $50 for all accounts. Initial investments in a Fund may be made in any amount in excess of this amount.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for a fund generally may purchase Class I shares, subject to investment minimums applicable to such programs.

Receipt of Orders

Investors may be charged a fee for transactions effected through a broker or agent. For more information about your financial institution’s rules and procedures and whether your financial institution has been

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authorized by the Fund to receive purchase and redemption orders on its behalf, you should contact your financial institution directly.

General Transaction Policies

The Funds reserve the right to:

Vary or waive any minimum investment requirement.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “Buying Shares”.

Based on the Adviser’s analysis of the size of the applicable market, market liquidity, portfolio holdings of the Funds and other accounts of the Adviser, as well as other issues, upon 30 days’ written notice to Fund shareholders a Fund may close to new investors when it reaches an asset size determined by the Adviser to be too large to sustain additional assets. If a Fund closes to new investors, the Funds’ Board of Trustees will review, on at least a semi-annual basis, market conditions and other factors presented by the Adviser in order to determine whether to reopen the Fund to new investors.

Through a Financial Intermediary

•	Establish an account with the financial intermediary; and

•	Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Funds on the same day and the Funds receive payment within three business days. You will become the owner of Shares and receive dividends when the Funds receive your payment.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

Directly from the Fund

•	Establish your account with the Funds by submitting a completed New Account Form; and

•	Send your payment to the Funds by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Funds receive your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Funds’ transfer agent.

An institution may establish an account and place an order by calling the Funds and the Shares will be priced at the next calculated NAV after the Funds receive the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

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By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds

66 Brooks Drive

Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Funds reserve the right to reject any purchase request. For example, to protect against check fraud the Funds may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

Through an Exchange

You may purchase Shares through an exchange from the same share class of another MDT or Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

By Systematic Investment Program

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Funds or your financial intermediary.

By Automated Clearing House (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

Retirement Investments

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Funds for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

Selling Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Funds if you purchased Shares directly from the Funds.

Shares of the Funds may be redeemed for cash or exchanged for shares of the same class of other MDT or Federated funds on days on which the Funds compute its NAV. Redemption requests may be made by telephone or in writing.

Through a Financial Intermediary

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Funds receive the order from your financial intermediary.

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Directly from the Fund

By Telephone

You may redeem or exchange Shares by simply calling the Funds at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Funds.

You will receive a redemption amount based on the next calculated NAV after the Funds receive your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

66 Brooks Drive

Braintree, MA 02184

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Funds if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Payment Methods For Redemptions

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

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Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

•	to allow your purchase to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed redemption checks from the Funds if those checks are undeliverable and returned to the Funds.

Redemptions from Retirement Accounts

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Funds may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

Exchange Privilege

You may exchange Shares of a Fund into shares of the same class of another MDT or Federated fund. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Funds may modify or terminate the exchange privilege at any time. In addition, the Funds may terminate your exchange privilege if your exchange activity is found to be excessive under the Funds’ frequent trading policies. See “Account and Share Information—Frequent Trading Policies.”

Systematic Withdrawal/Exchange Program

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Funds. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares or Class C Shares subject to a sales charge while redeeming Shares using this program.

Additional Conditions

Telephone Transactions

The Funds will record your telephone instructions. If the Funds do not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds do not issue share certificates.

Your Account

54

The MDT All Cap Core Fund, the MDT Large Cap Growth Fund, the MDT Mid Cap Growth Fund, the MDT Small Cap Core Fund, the MDT Small Cap Growth Fund, the MDT Small Cap Value Fund, and the MDT Balanced Fund charge a redemption fee of 2.00% on shares redeemed or exchanged within 30 days of purchase. The MDT Tax Aware/All Cap Core Fund charges a redemption fee of 2.00% on shares redeemed or exchanged within 180 days of purchase. The MDT Short-Term Bond Fund charges a 2.00% redemption fee on shares redeemed or exchanged within ten days of purchase.

Frequent Trading Policies

Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

The Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ Shares. The Funds also monitor trading in Fund Shares in an effort to identify disruptive trading activity. The Funds monitor trades into and out of a Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Funds may also monitor trades into and out of a Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Funds’ management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to a Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how a Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Funds’ portfolio and its performance.

The Funds’ frequent trading restrictions do not apply to purchases and sales of Fund Shares by other MDT or Federated funds. These funds impose the same frequent trading restrictions as a Fund at its shareholder level. In addition, allocation changes of the investing MDT or Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other MDT or Federated funds could adversely affect the management of a Fund’s portfolio and its performance.

The Funds’ objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, each Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Retirement and Other Qualified Plans

You may purchase shares of the Funds for your individual retirement accounts including Traditional IRA, Rollover IRA, Roth IRA, Educational IRA, SEP IRA, Simple IRA and 401K accounts. To obtain the appropriate disclosure documentation and complete information on how to open a retirement account or roll over assets from your Memorial Drive Retirement Trust or other qualified plan account, call toll free 1-800-341-7400.

Your Account

55

Account and Share Information

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

Accounts With Low Balances

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

Your Account

56

Distribution and Taxes

Dividends and Distributions

Dividends for each Fund, other than the MDT Short-Term Bond Fund, are generally declared and paid annually to shareholders. Dividends for the MDT Short-Term Bond Fund are generally declared and paid monthly to shareholders. Dividends are paid to all shareholders invested in the Funds on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other MDT or Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Funds for information concerning when dividends and capital gains will be paid.

Taxation

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time each Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Distribution and Taxes

57

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Legal Proceedings

58

Financial Highlights

The financial highlight tables below show the Funds’ financial performance information. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and distributions). Information for the fiscal years ended July 31, 2005 and July 31, 2004 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request. The information for prior periods was audited by other auditors. As of the close of business on July 14, 2006, PricewaterhouseCoopers LLP resigned as the auditor of the Funds and Ernst & Young LLP was appointed as the new auditor.

Because the MDT Tax/Aware All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, and MDT Small Cap Value Fund have recently commenced operations, there are no financial highlights for these Funds at this time. Since Class A and C shares of the MDT Balanced Fund and MDT Short-Term Bond Fund were not offered prior to the initial date of this prospectus, the financial highlights below for these Funds are for each Fund’s Institutional Class shares.

MDT All Cap Core Fund—Adviser Class

	Year Ended July 31, 2005		Year Ended July 31, 2004	February 12, 2003(1) through July 31, 2003
Per Share Data:
Net asset value, beginning of period	$13.52		$11.75	$10.17

Income from investment operations:
Net investment income	(0.00	)(5)	0.01	0.00
Net realized and unrealized gain on investments	2.85		2.05	1.58

Total from investment operations	2.85		2.06	1.58

Less distributions:
Dividends from net investment income	(0.03)		(0.02)	—
Distributions from net capital gains	(1.08)		(0.27)	—

Total dividends and Distributions	(1.11)		(0.29)	—

Net asset value, end of period	$15.26		$13.52	$11.75

Total return	21.79%		17.53%	15.54	%(2)
Supplemental data and ratios:
Net assets, end of period	$30,336,133		$9,628,390	$1,584,985
Ratio of expenses to average net assets before reimbursement by Adviser	1.54%		1.65%	2.34	%(3)
Ratio of expenses to average net assets after reimbursement by Adviser	1.50%		1.50%	1.50	%(3)
Ratio of net investment loss to average net assets before reimbursement by Adviser	(0.06)%		(0.10)%	(0.63	%)(3)
Ratio of net investment income to average net assets after reimbursement by Adviser	(0.02)%		0.05%	0.21	%(3)
Portfolio turnover rate(4)	204.49%		95.80%	171.64	%(2)

(1)	Commencement of operations.

(2)	Not Annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)	Net investment income per share is calculated by dividing the net investment income by the average shares outstanding through the period.

Financial Highlights

59

MDT Balanced Fund—Institutional Class

	Year Ended July 31, 2005	Year Ended July 31, 2004	October 1, 2002(1) through July 31, 2003
Per Share Data:
Net asset value, beginning of period	$12.82	$11.36	$10.00

Income from investment operations:
Net investment income(2)	0.20	0.13	0.13
Net realized and unrealized gain on investments	1.87	1.61	1.28

Total from investment Operations	2.07	1.74	1.41

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.05)
Distributions from net capital gains	(1.14)	(0.13)	(0.00)

Total dividends and Distributions	(1.29)	(0.28)	(0.05)

Net asset value, end of Period	$13.60	$12.82	$11.36

Total return	16.81%	15.37%	14.18	%(3)
Supplemental data and ratios:
Net assets, end of period	$69,319,588	$53,814,830	$41,473,645
Ratio of expenses to average net assets before reimbursement by Adviser	1.19%	1.17%	1.39	%(4)
Ratio of expenses to average net assets after reimbursement by Adviser	1.19%	1.17%	1.47	%(4)
Ratio of net investment income to average net assets before reimbursement by Adviser	1.54%	1.03%	1.58	%(4)
Ratio of net investment income to average net assets after reimbursement by Adviser	1.54%	1.03%	1.50	%(4)
Portfolio turnover rate	126.92%	78.44%	124.13	%(3)

(1)	Commencement of operations.

(2)	Net investment income per share is calculated by dividing the net investment income by the average shares outstanding throughout the period.

(3)	Not Annualized.

(4)	Annualized.

Financial Highlights

60

MDT Short Term Bond Fund—Insititutional Class

	Year Ended July 31, 2005	Year Ended July 31, 2004	October 1, 2002(1) through July 31, 2003
Per Share Data:
Net asset value, beginning of period	$9.63	$9.86	$10.00

Income from investment operations:
Net investment income(2)	0.27	0.06	0.15
Net realized and unrealized gain (loss) on investments	(0.06)	0.02	(0.07)

Total from investment Operations	0.21	0.08	0.08

Less distributions:
Dividends from net investment income	(0.30)	(0.15)	(0.22)
Distributions from return of capital	—	(0.16)	—

Total dividends and Distributions	(0.30)	(0.31)	(0.22)

Net asset value, end of Period	$9.54	$9.63	$9.86

Total return	2.20%	0.86%	0.82	%(3)
Supplemental data and ratios:
Net assets, end of period	$37,387,539	$37,905,494	$45,750,186
Ratio of expenses to average net assets before reimbursement by Adviser	0.91%	0.89%	0.98	%(4)
Ratio of expenses to average net assets after reimbursement by Adviser	0.92%	0.95%	0.95	%(4)
Ratio of net investment income to average net assets before reimbursement by Adviser	2.87%	0.72%	2.00	%(4)
Ratio of net investment income to average net assets after reimbursement by Adviser	2.86%	0.66%	2.03	%(4)
Portfolio turnover rate	51.74%	96.92%	68.89	%(3)

(1)	Commencement of operations.

(2)	Net investment income per share is calculated by dividing the net investment income by the average shares outstanding throughout the period.

(3)	Not Annualized.

(4)	Annualized.

Financial Highlights

61

                                 [LOGO OF MDT FUNDS]

Investment Adviser Federated MDTA LLC 125 CambridgePark Drive Cambridge, MA 02140	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116-5072

Custodian, Transfer Agent and Dividend Disbursing Agent State Street Bank and Trust Company P.O. Box 8600 Boston, MA 02266-8600	Distributor Federated Securities Corp. Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”)

The SAI contains details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment climate that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquires about the Funds by calling the Funds (toll-free) at 1-800-341-7400.

Additionally, the Funds’ SAI and current annual and semi-annual reports are available on the Funds’ website at www.mdtfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room in Washington, D.C. 20549-0102 and review and copy documents while you are there. For more information about the operation of the Public Reference Room, contact the SEC by e-mail, publicinfo@sec.gov or by telephone, 1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

                            [LOGO OF FEDERATED INVESTORS]

1940 Act File No. 811-21141

Federated is a registered mark of Federated Investors, Inc.

2006 ©Federated Investors, Inc.

PRIVACY POLICY and NOTICE

Federated* recognizes that you expect us to protect both your assets and your financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Federated policy that governs the handling of your information, how Federated obtains information, how that information is used and how it is kept secure.

INFORMATION FEDERATED RECEIVES

Federated may receive nonpublic personal information about you from the following sources:

■	We may receive information from you or from your financial representative on account applications, other forms or electronically. Examples of this information may include your name, address, Social Security Number, assets and income.

■	We may receive information from you or from your financial representative through transactions, correspondence, and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit, or credit account numbers.

INFORMATION SHARING POLICY

Except as described below, Federated does not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for Federated’s use only. If you decide to close your account(s) or become an inactive customer, we will adhere to these privacy policies and practices.

Federated will not disclose consumer information, account numbers, access numbers, or access codes for credit cards, deposit, or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail, or other marketing purposes.

Federated limits the sharing of nonpublic personal information about you with financial or non-financial companies or other entities, including companies affiliated with Federated, and other, nonaffiliated third parties, to the following exceptions:

■	We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account recordkeeping services or a company that provides proxy services to shareholders.

■	We may share information when it is required or permitted by law. For example, information may be shared to protect you against fraud or with someone who has a legal or beneficial interest, such as your power of attorney, or in response to a subpoena.

■	We may disclose some or all of the information described above with companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment adviser, or broker-dealer) through whom you purchased Federated products or services, or with providers of marketing, legal, accounting, or other professional services.

INFORMATION SECURITY

When Federated shares nonpublic customer information referred to above, the information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards for security and confidentiality. We do not permit use of customer information for any other purpose nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party. These requirements are included in written agreements between Federated and third-party service providers.

Federated maintains physical, electronic, and procedural safeguards to protect your nonpublic personal information, and has procedures in place for its appropriate disposal and protection against its unauthorized access or use when we are no longer required to maintain the information.

Each of the following sections explains an aspect of Federated’s commitment to protecting your personal information and respecting your privacy.

EMPLOYEE ACCESS TO INFORMATION

All Federated employees must adhere to Federated’s confidentiality policy. Employee access to customer information is authorized for business purposes only. The degree of access is based on the sensitivity of the information and on an employee’s need for the information to service a customer’s account or comply with legal requirements.

*	This privacy disclosure applies to: Federated Investors, Inc. and each of its wholly owned broker-dealers, investment advisers and other subsidiaries, including Edgewood Services, Inc., Passport Research Ltd., Federated MDTA LLC, and each of the funds managed by Federated, whether or not named ”Federated,” including the Edward Jones Money Market Fund, and all portfolios of Cash Trust Series, Inc., Cash Trust Series II, and Money Market Obligations Trust.

This page is not part of the prospectus

i

PRIVACY POLICY and NOTICE    (continued)

VISITING A FEDERATED WEBSITE

■	Federated’s Website maintains statistics about the number of visitors and the information viewed most frequently. These statistics are used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a Website will be retained.

■	Where registration or reentering personal information on a Website is required, “cookies” are used to improve your online experience. A cookie is a small file stored on your computer that recognizes whether you have visited our site before and identifies you each time you visit. Cookies provide faster access into the Website.

■	We may also obtain non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site; these addresses are never shared with any third party.

RESTRICTED ACCESS WEBSITE

Federated provides a restricted section of its Website for Investment Professionals. Information entered in that site is only accessible by Federated employees or Federated’s Internet service provider who maintain Website functionality. Federated does not permit the use of that information for any purpose, or the renting, selling, trading, or otherwise releasing or disclosing of information to any other party.

E-MAIL

If you have opted to receive marketing information from Federated by e-mail, our policy requires that all messages include instructions for canceling subsequent e-mail programs. Some products or services from Federated are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by Federated, we may, at your employer’s request, send e-mail to you on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as Social Security Numbers, account numbers, or account balances within your e-mail correspondence to us. We will not use unsecured e-mail to execute transaction instructions, provide personal account information, or change account registration. We will use e-mail to provide you with the forms necessary to authorize transactions and account changes. You may also call Client Services to request transactions or forms; the toll-free number is 1-800-341-7400.

SURVEYS/AGGREGATE DATA

Periodically, Federated may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. We then generate reports that are used for Federated’s planning, statistical and other corporate purposes. These reports include aggregate data about customers and may include information on Website traffic patterns and related information. Aggregate data classifies customer information in various ways, but does not identify individual customers. While aggregate data may be shared with external parties, such as marketing organizations, it does not include information by which a customer may be identified.

PERSONAL DATA

Reentering personal information in order to register for additional services or to transmit a request is time-consuming and unnecessary. In order to reduce or eliminate the need to reenter information you have already supplied, Federated uses cookies—a small file that is stored on your computer—to pre-paste your name, address, and other basic information on request forms or access screens of our Website.

PROSPECT CONNECT (FORMERLY E-MARKETING MAILERS)

The information you enter into this database is for your use only. It is not accessible by anyone, except by Federated employees or those of Federated’s Internet service provider, who are responsible for maintaining the Prospect Connect functionality on your behalf. In no case does Federated view, print, rent, sell, or license the use of this information to anyone.

CHANGES TO OUR PRIVACY STATEMENT

Federated reserves the right to modify or remove parts of this privacy statement at any time. We will notify you in advance of any changes that may affect your rights under this policy statement.

WE WELCOME YOUR COMMENTS

Federated welcomes your questions and comments about our Privacy Policy. You can e-mail us at services@FederatedInvestors.com or call us at 1-800-341-7400.

July 14, 2006

This page is not part of the prospectus

ii

PRIVACY POLICY ALSO ENCLOSED

See Pages i and ii

Cusip 683898407              Cusip 683898506

Cusip 683898605              Cusip 683898704

Cusip 683898829              Cusip 683898811

Cusip 683898886              Cusip 683898878

Cusip 683898852              Cusip 683898845

Cusip 683898787              Cusip 683898779

Cusip 683898720              Cusip 683898712

Cusip 683898753              Cusip 683898746

Cusip 683898696              Cusip 683898688

35075 (7/06)

                            [LOGO OF FEDERATED INVESTORS]

                                    [LOGO OF MDT FUNDS]

Prospectus

November 28, 2005

(Revised July 17, 2006)

MDT All Cap Core Fund

MDT Tax Aware/All Cap Core Fund

MDT Large Cap Growth Fund

MDT Mid Cap Growth Fund

MDT Small Cap Core Fund

MDT Small Cap Growth Fund

MDT Small Cap Value Fund

MDT Balanced Fund

MDT Short-Term Bond Fund

Institutional Class

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MDT FUNDS

MDT All Cap Core Fund	3
Investment Objective	3
Principal Investment Strategies	3
Principal Risks	3
Performance	4
Fees and Expenses	5
MDT Tax Aware/All Cap Core Fund	7
Investment Objective	7
Principal Investment Strategies	7
Principal Risks	7
Performance	8
Fees and Expenses	8
MDT Large Cap Growth Fund	10
Investment Objective	10
Principal Investment Strategies	10
Principal Risks	10
Performance	11
Fees and Expenses	11
MDT Mid Cap Growth Fund	13
Investment Objective	13
Principal Investment Strategies	13
Principal Risks	13
Performance	14
Fees and Expenses	14
MDT Small Cap Core Fund	16
Investment Objective	16
Principal Investment Strategies	16
Principal Risks	16
Performance	17
Fees and Expenses	17
MDT Small Cap Growth Fund	19
Investment Objective	19
Principal Investment Strategies	19
Principal Risks	19
Performance	20
Fees and Expenses	20
MDT Small Cap Value Fund	22
Investment Objective	22
Principal Investment Strategies	22
Principal Risks	22
Performance	23
Fees and Expenses	23
MDT Balanced Fund	25
Investment Objective	25
Principal Investment Strategies	25
Principal Risks	26
Performance	28
Fees and Expenses	29

MDT Short-Term Bond Fund	30
Investment Objective	30
Principal Investment Strategies	30
Principal Risks	31
Performance	32
Fees and Expenses	33
More About the Funds	34
Additional Investment Strategies	34
Additional Risks	35
Portfolio Holdings Information	36
Management of the Funds	37
The Adviser	37
Management Team	38
Prior Performance of Similar Accounts	38
Your Account	41
Distribution of Shares	41
Choosing a Share Class	41
Payments to Financial Intermediaries	41
Share Price	42
Buying Shares	44
Selling Shares	46
Frequent Trading Policies	48
Retirement and Other Qualified Plans	48
Account and Share Information	48
Distributions and Taxes	49
Dividends and Distributions	49
Taxation	49
Legal Proceedings	50
Financial Highlights	51
Notice of Privacy Policy	i

MDTA LLC, through its autonomous operating division, MDT Advisers (the “Adviser”), is the investment adviser for the MDT Funds (the “Funds”) and is located at 125 Cambridge Park Drive, Cambridge, Massachusetts 02140.

As of the close of business on July 14, 2006, Federated Investors, Inc. acquired a majority interest in MDTA LLC and Federated Securities Corp. became the distributor of the MDT Funds. Therefore, effective close of business on July 14, 2006, MDTA LLC will be known as Federated MDTA LLC.

MDT All Cap Core Fund

This Prospectus offers the Institutional Class shares of the MDT All Cap Core Fund. The Fund was previously designated as the “Optimum Q—All Cap Core Fund.”

Investment Objective

The All Cap Core Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of U.S. companies. The Fund utilizes a whole market, all-cap/all-style strategy. The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection and subject to risk controls, it provides the ability to overweight or underweight segments of the market represented by those stocks which the Optimum Q process views as opportunities.

The MDT All Cap Core strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 3000® Index. For more information on the Russell 3000® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Risk/Return Summary

MDT All Cap Core Fund

3

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth and value style investments in any size company
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s total return during the past calendar year. The table compares the Fund’s average return over time with a broad-based index. The Fund’s past performance, before and after taxes, is no guarantee of future results.

Total Return for the Calendar Years Ended December 31*

All Cap Core Fund – Institutional Class

* The calendar year-to-date total return for the Fund as of September 30, 2005, was 10.45%

During the period of time displayed in the bar chart, the Fund’s best quarter was the fourth quarter of 2003 up 12.41%, and its worst quarter was the third quarter of 2004, down 0.29%.

Risk/Return Summary

MDT All Cap Core Fund

4

Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception (10/1/02)
Return Before Taxes	13.85%	21.71%
Return After Taxes on Distributions(1)	12.01%	20.51%
Risk/Return Summary MDT All Cap Core Fund
Return After Taxes on Distributions and Sale of Fund Shares(1,2)	10.13%	18.32%
Russell 3000 Index(3)	11.95%	22.69%
Lipper Multi-Cap Core Funds Index(4)	12.39%	22.17%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	The “Return After Taxes on Distributions and Sale of Fund Shares” figures may be higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3)	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents 98% of the investable domestic equity market. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

(4)	The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted average basis) above 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value, compared to the S&P SuperComposite 1500 Index. The return of the index assumes the reinvestment of any dividends or other distributions.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
Account Fee	None

Risk/Return Summary

MDT All Cap Core Fund

5

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses(2)	0.54%

Total Annual Fund Operating Expenses(3)	1.29%
Less: Contractual expense waiver/reimbursement	(0.04)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)	1.25%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses for the previous fiscal year. This also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Institutional Class’ Total Annual Fund Operating Expenses to 1.25% of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Institutional Class for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 1.25% for the Fund’s Institutional Class that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$405	$704	$1,553

Risk/Return Summary

MDT All Cap Core Fund

6

MDT Tax Aware/All Cap Core Fund

This Prospectus offers Institutional Class shares of the MDT Tax Aware/All Cap Core Fund.

Investment Objective

The Tax Aware/All Cap Core Fund’s investment objective is long-term capital appreciation while seeking to minimize the impact of taxes.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of U.S. companies. The Fund utilizes a whole market, tax aware, all-cap/all-style strategy. The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection and subject to risk controls, it provides the ability to overweight or underweight segments of the market represented by those stocks which the Optimum Q process views as opportunities.

The MDT Tax Aware/All Cap Core strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize after-tax compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs and taxes to ensure that trades are generated only to the extent they are expected to be profitable after these considerations. The process also takes into account the difference between short- and long-term tax rates, and the benefits of deferring taxes to the next calendar year.

Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 3000® Index. For more information about the Russell 3000® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase

Risk/Return Summary

MDT Tax Aware/All Cap Core Fund

7

the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Tax Risk. The risk that managing the Fund for after-tax returns may hurt the Fund’s performance. Because the Fund’s investment strategy considers tax consequences in making investment decisions, the Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax managed. The Fund is therefore not a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth and value style investments in any size company
•	You are looking for an equity component to complete your portfolio
•	You are seeking investments that take into account the impact of taxes

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses(2)	2.34%

Total Annual Fund Operating Expenses(3)	3.34%
Less: Contractual expense waiver/reimbursement	(1.54)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(4)	1.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 180 days of purchase.

Risk/Return Summary

MDT Tax Aware/All Cap Core Fund

8

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Institutional Class’ Total Annual Fund Operating Expenses to 1.80% of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(4)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator, and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Institutional Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.40%. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Institutional Class for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 1.80% for the Fund’s Institutional Class that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$183	$884	$1,608	$3,527

Risk/Return Summary

MDT Tax Aware/All Cap Core Fund

9

MDT Large Cap Growth Fund

This Prospectus offers Institutional Class shares of the MDT Large Cap Growth Fund.

Investment Objective

The Large Cap Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of large sized U.S. companies. The Fund utilizes a large cap growth strategy. Under normal market conditions the Fund invests at least 80% of its net assets in stocks of large-cap companies. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Growth Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell 1000® Growth Index. The index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization.

The MDT Large Cap Growth strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 1000 Growth® Index and the S&P 500® Index. For more information about the Russell 1000 Growth® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Large Sized Companies Risks. The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

Risk/Return Summary

MDT Large Cap Growth Fund

10

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth style investments in large companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses(2)	2.34%

Total Annual Fund Operating Expenses(3)	3.09%
Less: Contractual expense waiver/reimbursement	(1.29)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(4)	1.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Institutional Class’ Total Annual Fund Operating Expenses to 1.80% of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(4)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator, and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Institutional Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.25%. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Large Cap Growth Fund

11

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Institutional Class for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 1.80% for the Fund’s Institutional Class that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$183	$833	$1,508	$3,312

Risk/Return Summary

MDT Large Cap Growth Fund

12

MDT Mid Cap Growth Fund

This Prospectus offers Institutional Class shares of the MDT Mid Cap Growth Fund.

Investment Objective

The Mid Cap Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of medium sized U.S. companies. The Fund utilizes a mid cap growth strategy. Under normal market conditions the fund invests at least 80% of its net assets in stocks of mid-cap companies. The Fund considers mid-cap companies to be those companies of a size similar to companies listed in the Russell MidCap Growth® Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell MidCap Growth® Index. The index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid-cap segment of the U.S. equity universe, which includes the 800 smallest companies by market capitalization within the Russell 1000® Index (an index that includes the 1,000 largest U.S. companies by market capitalization).

The MDT Mid Cap Growth strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell MidCap Growth® Index. For more information about the Russell MidCap Growth® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Medium Sized Companies Risks. The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Risk/Return Summary

MDT Mid Cap Growth Fund

13

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth style investments in medium sized companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses(2)	2.34%

Total Annual Fund Operating Expenses(3)	3.24%
Less: Contractual expense waiver/reimbursement	(1.44)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(4)	1.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Institutional Class’ Total Annual Fund Operating Expenses to 1.80% of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(4)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator, and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Institutional Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.25%. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Mid Cap Growth Fund

14

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Institutional Class for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 1.80% for the Fund’s Institutional Class that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$183	$863	$1,568	$3,441

Risk/Return Summary

MDT Mid Cap Growth Fund

15

MDT Small Cap Core Fund

This Prospectus offers Institutional Class shares of the MDT Small Cap Core Fund.

Investment Objective

The Small Cap Core Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of small U.S. companies. The Fund utilizes a small cap core strategy. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell 2000® Index. The index measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market).

The MDT Small Cap Core strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or economic sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 2000® Index. For more information about the Russell 2000® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small Sized Companies Risks. The Fund invests in small-sized companies. Small-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in medium- or large-capitalization companies.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover

Risk/Return Summary

MDT Small Cap Core Fund

16

rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth and value style investments in small companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses(2)	2.34%

Total Annual Fund Operating Expenses(3)	3.59%
Less: Contractual expense waiver/reimbursement	(1.79)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(4)	1.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Institutional Class’ Total Annual Fund Operating Expenses to 1.80% of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(4)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator, and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Institutional Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.50%. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Small Cap Core Fund

17

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Institutional Class for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 1.80% for the Fund’s Institutional Class that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$183	$934	$1,707	$3,737

Risk/Return Summary

MDT Small Cap Core Fund

18

MDT Small Cap Growth Fund

This Prospectus offers Institutional Class shares of the MDT Small Cap Growth Fund.

Investment Objective

The Small Cap Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of small U.S. companies. The Fund utilizes a small cap growth strategy. Under normal market conditions the Fund invests at least 80% of its net assets in the stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000 Growth® Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell 2000 Growth® Index. The index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000 Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable U.S. equity market).

The MDT Small Cap Growth strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 2000 Growth® Index. For more information about the Russell 2000 Growth® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small Sized Companies Risks. The Fund invests in small-sized companies. Small-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in medium- or large-capitalization companies.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Risk/Return Summary

MDT Small Cap Growth Fund

19

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking growth style investments in small companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses(2)	2.34%

Total Annual Fund Operating Expenses(3)	3.59%
Less: Contractual expense waiver/reimbursement	(1.79)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(4)	1.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Institutional Class’ Total Annual Fund Operating Expenses to 1.80% of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(4)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator, and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Institutional Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.50%. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Small Cap Growth Fund

20

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Institutional Class for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 1.80% for the Fund’s Institutional Class that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$183	$934	$1,707	$3,737

Risk/Return Summary

MDT Small Cap Growth Fund

21

MDT Small Cap Value Fund

This Prospectus offers Institutional Class shares of the MDT Small Cap Value Fund.

Investment Objective

The Small Cap Value Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in common stock of small U.S. companies. The Fund utilizes a small cap value strategy. Under normal market conditions the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000 Value® Index, and the Adviser selects most of the Fund’s investments from companies listed in the Russell 2000 Value® Index. The index measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market).

The MDT Small Cap Value strategy was developed using the proprietary Optimum Q process. The Adviser believes that by using a disciplined, quantitative process, its universe stocks can be analyzed daily and more objectively than by following a more traditional, labor intensive approach. The strategy seeks to maximize compound annual return while controlling risk. The portfolio is constructed from the bottom up—considering profit trends, earnings risk, and company valuation—in much the same way as a fundamental analyst would. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio’s exposure to any one business, industry or sector differs from that of the strategy’s universe of possible investments. As mentioned above, the strategy’s “universe” of possible investments approximates that of the Russell 2000 Value® Index. For more information about the Russell 2000 Value® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Small Sized Companies Risks. The Fund invests in small-sized companies. Small-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in medium- and large-capitalization companies.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

Risk/Return Summary

MDT Small Cap Value Fund

22

Portfolio Turnover Risks. The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This Fund may be appropriate for you if:

•	You wish to invest for the long-term
•	You are seeking value style investments in small companies
•	You are looking for an equity component to complete your portfolio

This Fund is not appropriate for you if you have short-term financial goals.

Performance

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses(2)	2.34%

Total Annual Fund Operating Expenses(3)	3.59%
Less: Contractual expense waiver/reimbursement	(1.79)%

Total Annual Fund Operating Expenses (after contractual waiver/reimbursement)(4)	1.80%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses. Because the Fund is new, these expenses are based on estimated amounts for the current fiscal period. This also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Institutional Class’ Total Annual Fund Operating Expenses to 1.80% of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(4)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator, and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. The Adviser may voluntarily waive and/or reimburse additional fees. It is estimated that the Fund’s Institutional Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.50%. These voluntary waivers/reimbursements may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Risk/Return Summary

MDT Small Cap Value Fund

23

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Institutional Class for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

The 1-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of 1.80% for the Fund’s Institutional Class that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for the Fund reflect the “Total Annual Fund Operating Expenses” of the Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$183	$934	$1,707	$3,737

Risk/Return Summary

MDT Small Cap Value Fund

24

MDT Balanced Fund

This Prospectus offers the Institutional Class shares of the MDT Balanced Fund. The Fund was previously designated as the “Optimum Q—Balanced Fund.”

Investment Objective

The Balanced Fund’s investment objective is long-term growth through capital appreciation and income.

Principal Investment Strategies

To achieve its investment objectives, the Fund may diversify its portfolio over many categories of assets available for investment—fixed-income and equity, domestic and foreign, growth and value. Under normal conditions, the Fund will invest between 60% and 80% of its assets in equity securities and between 20% and 40% in fixed-income securities. The Fund may invest up to 25% of its assets in foreign equity and foreign fixed-income securities. The Fund’s asset mix will change based on existing and anticipated market conditions.

Equity Securities: The Fund’s domestic equity portfolio will consist primarily of common stock managed in a style which utilizes a whole market, all cap/all style strategy, with most investments selected from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection and subject to risk controls, it provides the ability to overweight or underweight segments of the market represented by those stocks which the Optimum Q process views as opportunities. The strategy used to construct the portfolio seeks to maximize compound annual return while controlling risk. For more information about the Russell 3000® Index, please see “More About the Funds” below. The Fund will engage in active trading of its portfolio securities to achieve its investment goals.

In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics. The Fund may invest in many types of securities including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests, equity participations and sponsored and unsponsored American Depositary Receipts (“ADRs”). The Adviser may attempt to reach its goals by investing in exchange-traded funds and shares of other investment companies.

Fixed-Income Securities: The Fund’s investments in fixed-income securities may be of any credit quality as determined by a nationally recognized statistical rating organization (“NRSRO”), such as Standard and Poor’s, or determined to be of comparable quality by the Adviser, from investment grade to high-yield bonds (“junk bonds”). These securities may either pay interest at a fixed rate or at variable rates determined by the terms of the security. Additionally these securities may have prepayment and reset terms that are fixed or may vary as determined by the terms of the security. The Adviser may select fixed-income securities issued by the U.S. government or any of its agencies, foreign governments, and U.S. and foreign companies. The Fund may include mortgage-backed, asset-backed and high-yield securities. In selecting securities for the fixed-income portion of the Fund, the Adviser evaluates current market conditions to identify a desirable portfolio duration(1) and to determine the appropriate allocation among various market sectors. Individual securities are selected using fundamental credit research to identify relative value in the market. The Adviser may choose to sell securities for a variety of reasons, such as to maintain portfolio diversification, to redeploy assets into more promising opportunities, or to raise cash.

(1)	Duration is a measure of a fixed-income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes, and to determine the appropriate allocation among various market sectors. Individual securities are selected using fundamental credit research to identify relative value in the market. The Adviser may choose to sell securities for a variety of reasons, such as to maintain portfolio diversification, to redeploy assets into more promising opportunities, or to raise cash.

Risk/Return Summary

MDT Balanced Fund

25

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Stock Market Risks. Common stock prices vary and may fall, thus reducing the value of the Fund’s investments. Stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities or asset classes may prove to be incorrect.

Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Other Investment Companies Risks. The Fund may invest in other investment companies. Your cost of investing in the Fund will generally be higher than the cost of investing directly in shares of the mutual funds in which the Fund invests. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying mutual funds in which it invests in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those funds. Furthermore, investing in other funds could affect the timing, amount, and character of distributions to you and therefore may increase the amount of taxes payable by you.

Foreign Securities Risks. The Fund may invest in foreign securities and ADRs. ADRs are securities of foreign companies that are denominated in U.S. Dollars. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Foreign investments generally involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. Risks also include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on interest and adverse diplomatic developments. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity.

Call Risk. During periods of declining interest rates, a bond issuer may “call”—or repay—its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Prepayment and Extension Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk, which may increase the Fund’s sensitivity to rising rates and its potential for price declines, as the Fund would be unable to capitalize on higher interest rates when investments are locked in at a lower rate for a longer period of time.

Risk/Return Summary

MDT Balanced Fund

26

Credit Risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Additionally, lower-rated securities, including junk bonds, involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.

High-Yield Debt Securities Risks. High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a nationally recognized statistical rating organization. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimately repayment, which agency or instrumentality may be privately owned. There can be no reassurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Portfolio Turnover Risks: The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

This fund may be appropriate for you if:

•	You wish to invest for the long term
•	You are looking for a diversified investment vehicle
•	You want total return-income and capital appreciation

This Fund is not appropriate for you if you have short-term financial goals.

Risk/Return Summary

MDT Balanced Fund

27

Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s total return for the past calendar year. The table compares the Fund’s average return over time with a broad-based index. The Fund’s past performance, before and after taxes, is no guarantee of future results.

Total Return for the Calendar Years Ended December 31*

Balanced Fund – Institutional Class

* The calendar year-to-date total return for the Fund as of September 30, 2005 was 7.25%

During the period of time displayed in the bar chart, the Fund’s best quarter was the fourth quarter of 2003 up 9.56%, and its worst quarter was the second quarter of 2004 down 1.14%.

Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception (10/1/02)
Return Before Taxes	12.39%	18.02%
Return After Taxes on Distributions(1)	10.05%	16.49%
Return After Taxes on Distributions and Sale of Fund Shares(1,2)	9.33%	14.91%
S&P 500 Index(3)	10.88%	21.39%
Lipper Balanced Fund Index(4)	8.99%	15.34%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	The “Return After Taxes on Distributions and Sale of Fund Shares” figures may be higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3)	The S&P 500 Index consists of 500 stocks chosen from market size, liquidity and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

(4)	The Lipper Balanced Fund Index is the average of the 30 largest funds in the Lipper Balanced Funds category. These funds, by portfolio practice, aim to conserve principal by maintaining at all times a balanced portfolio of at least 50% in equity securities an at least 25% in fixed-income securities. Typically the equity/bond ratio is approximately 60%/40%. The return of the index assumes the reinvestment of any dividends or other distributions.

Risk/Return Summary

MDT Balanced Fund

28

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses(2)	0.44%

Total Annual Fund Operating Expenses(3,4)	1.19%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 30 days of purchase.

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses for the previous fiscal year. This also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Institutional Class’ Total Annual Fund Operating Expenses to 1.25% of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

(4)	As of the close of business on July 14, 2006, the Fund has a new custodian, transfer agent, administrator and portfolio accountant. These service providers have voluntarily agreed to waive and/or reimburse certain fees. It is estimated that the Fund’s Institutional Shares current Total Annual Operating Expenses (after waivers/reimbursements) are 1.15%. These voluntary waivers may be terminated at any time. However, the service providers anticipate they will continue to waive/reimburse such fees through November 2006.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Institutional Class for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same and are before waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Risk/Return Summary

MDT Balanced Fund

29

MDT Short-Term Bond Fund

This Prospectus offers Institutional Class shares of the MDT Short-Term Bond Fund. The Short-Term Bond Fund was previously designated as the “Optimum Q—Capital Conservation Fund.”

Investment Objective

The Short-Term Bond Fund’s investment objective is to preserve the value of Fund assets and produce income.

Principal Investment Strategies

To meet its investment objectives, the Fund invests primarily in U.S. investment grade bonds (i.e., securities rated BBB or higher by Standard & Poor’s or its equivalent by another nationally recognized statistical rating organization (“NRSRO”) or determined by the Adviser to be of comparable quality at the time of purchase).

The Adviser manages the Fund as a low-duration, high-grade bond portfolio. The Fund normally maintains a weighted average effective maturity of between one and three years. The Adviser believes that portfolios with this credit and interest rate risk profile can generate higher returns than a money market fund with a better risk/reward relationship than most short or intermediate-term bond funds. Please note however, that the Fund does not intend to maintain its net asset value at $1.00 in the way a money market fund would.

The Fund has a policy of investing at least 80% of its net assets in the following types of domestic debt securities:

• U.S. government	• U.S. government agencies

• Collateralized mortgage obligations	• Corporate

• Asset-backed and mortgage-backed obligations	• Medium-term notes

CMO’s, asset-backed obligations, corporate bonds and medium-term notes may be issued by various types of issuers, including special purpose vehicles designed to pool underlying assets (such as mortgage obligations or credit card receivables), and corporations or other entities. All of these debt securities are subject to the principal risks described below, including interest rate risk, credit risk and call risk.

In selecting portfolio securities, the Adviser uses a “top-down” approach by first monitoring and evaluating economic trends. The Adviser evaluates current market conditions to identify a desirable portfolio duration and to determine an appropriate allocation of the Fund’s assets among various market sectors. Individual securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when other comparable investments are judged to offer superior risk/reward profiles.

Bonds are:

Interest-bearing debt securities that obligate the issuer (i.e., U.S. Government or company) to pay the holders specific amounts on scheduled payment dates. The issuer generally is required to repay the principal amount of the obligation at maturity, although a portion of the principal payments may be made over the life of the bond.

Risk/Return Summary

MDT Short-Term Bond Fund

30

Principal Risks

Before investing in this Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in this Fund. The principal risks of investing in the Fund are:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. If interest rates fall, the Fund’s income could also decline.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of declining interest rates, a bond issuer may “call”—or repay—its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Prepayment and Extension Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk, which may increase the Fund’s sensitivity to rising rates and its potential for price declines, as the Fund would be unable to capitalize on higher interest rates when investments are locked in at a lower rate for a longer period of time.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimately repayment, which agency or instrumentality may be privately owned. There can be no reassurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

This Fund may be appropriate for you if:

•	You want to earn income on investments considered more stable than stocks
•	You are looking for a fixed-income component to complete your portfolio

Risk/Return Summary

MDT Short-Term Bond Fund

31

Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s total return during the past calendar year. The table compares the Fund’s average return over time with a broad-based index. The Fund’s past performance, before and after taxes, is no guarantee of future results.

Total Return for the Calendar Years Ended December 31*

Short-Term Bond Fund – Institutional Class

* The calendar year-to-date total return for the Fund as of September 30, 2005 was 1.61%

During the period of time displayed in the bar chart, the Fund’s best quarter was the third quarter of 2004 up 1.06%, and its worst quarter was the second quarter of 2004, down 0.84%.

Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception (10/1/02)
Return Before Taxes	1.47%	1.25%
Return After Taxes on Distributions(1)	0.34%	0.18%
Return After Taxes on Distributions and Sale of Fund Shares(1,2)	0.95%	0.45%
Citigroup Salomon 1-Year Treasury Benchmark Index(3)	0.74%	1.27%
Lipper Short-Term Investment Grade Debt Funds Index(4)	1.61%	2.38%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	The “Return After Taxes on Distributions and Sale of Fund Shares” figures may be higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3)	The Citigroup Salomon 1-Year Treasury Benchmark Index is an unmanaged index generally representative of the average yield on one-year Treasury bills. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

(4)	The Lipper Short-Term Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Short-Term Investment Grade Funds category. These funds, by portfolio practice, invest primarily in investment grade debt issues (rated in the top four grades) with a dollar weighted average maturity of six months to three years. The return of the index assumes the reinvestment of any dividends or other distributions.

Risk/Return Summary

MDT Short-Term Bond Fund

32

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses(2)	0.51%

Total Annual Fund Operating Expenses(3)	0.91%
Expenses Recovered	0.01%

Total Annual Fund Operating Expenses (after expenses recovered)	0.92%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 10 days of purchase.

(2)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses for the previous fiscal year. This also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.

(3)	The Adviser has contractually agreed to limit the Institutional Class’ Total Annual Fund Operating Expenses to 0.95% of average net assets of the Fund through November 30, 2006. This waiver can be terminated at any time at the discretion of the Board of Trustees. Subject to approval by the Board of Trustees, the Fund will reimburse the Adviser for any such expenses or fees waived by the Adviser within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Adviser cannot seek repayment and the Fund will not repay any such waiver fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund’s Institutional Class for the time periods indicated;
•	You redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	Your dividends and distributions have been reinvested; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Risk/Return Summary

MDT Short-Term Bond Fund

33

More About the Funds

Additional Investment Strategies

The Funds’ principal investment strategies (and the associated principal risks) are discussed in the Risk/Return Summaries and are the strategies that the Adviser believes are most likely to be important in trying to achieve the Funds’ objectives. You should note, however, that the Funds may use other non-principal strategies and invest in other securities not described in this prospectus. For a copy of the Fund’s Statement of Additional Information (“SAI”) containing additional (non-principal) investment strategies and securities that may present different risks (including a description of the types of securities that the Funds consider to be foreign securities), please call toll free 1-866-784-6867.

The Adviser selects most of the investments for the All Cap Core Fund, Tax Aware/All Cap Core Fund and the Balanced Fund from companies listed in the Russell 3000® Index. As of October 31, 2005, companies in the Russell 3000® Index ranged in capitalization from $37 million to $360 billion.

The Large Cap Growth Fund invests under normal conditions at least 80% of its net assets in securities of in stocks of large-cap companies such as those securities in the Russell 1000® Growth Index. For example, as of October 31, 2005, companies in the Russell 1000® Growth Index ranged in capitalization from $855 million to $360 billion.

The Mid Cap Growth Fund invests under normal conditions at least 80% of its net assets in securities of in stocks of medium-sized companies such as those securities in the Russell MidCap Growth® Index. For example, as of October 31, 2005, companies in the Russell MidCap Growth® Index ranged in capitalization from $855 million to $16.3 billion.

The Small Cap Core Fund invests under normal conditions at least 80% of its net assets in securities of in stocks of small-sized companies such as those securities in the Russell 2000® Index. For example, as of October 31, 2005, companies in the Russell 2000® Index ranged in capitalization from $37 million to $3.7 billion.

The Small Cap Growth Fund invests under normal conditions at least 80% of its net assets in securities of in stocks of small-sized companies such as those securities in the Russell 2000® Growth Index. For example, as of October 31, 2005, companies in the Russell 2000® Growth Index ranged in capitalization from $37 million to $3.7 billion.

The Small Cap Value Fund invests under normal conditions at least 80% of its net assets in securities of in stocks of small-sized companies such as those securities in the Russell 2000® Value Index. For example, as of October 31, 2005, companies in the Russell 2000® Value Index ranged in capitalization from $52 million to $3.2 billion.

Because the Funds (except for the Short-Term Bond Fund) invest in companies that are defined by reference to an index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Indices described above are reconstituted on an annual basis.

In addition to the principal strategies discussed in the Risk/Return Summaries, the Funds may use various techniques as non-principal investment strategies to achieve the investment objectives of the Funds. These techniques may include buying and selling futures contracts, swaps, options, when-issued securities and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. The Short-Term Bond Fund and Balanced Fund may invest a portion of their assets in debt obligations of foreign corporations, banks, governments and their political subdivisions. Each Fund may engage in securities lending to earn income.

Cash Holdings & Temporary Investments. Each Fund may from time to time have a portion of its assets invested in cash or cash equivalents, such as short-term, high-quality investment grade securities, while waiting to invest monies received from purchases of the Fund’s shares or from the sale of its portfolio securities. Cash equivalents purchased by a Fund will be rated in the highest ratings categories by Standard & Poor’s, Moody’s Investor Service, Inc. or another NRSRO. In the event that a Fund experiences large cash inflows, the Adviser may temporarily invest in derivatives such as futures and options, including

More About the Funds

34

for non-hedging purposes. The Adviser believes that the Funds benefit from this technique by reducing trading costs. The Adviser may choose to sell securities for a variety of reasons, such as to maintain portfolio diversification, to redeploy assets into more promising opportunities, or to raise cash.

Under normal market conditions, each Fund may hold cash or cash equivalents, such as commercial paper, Certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (e.g., U.S. Treasury obligations) or repurchase agreements.

Temporary Defensive Investments. Each Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity. A Fund may not achieve its investment objectives to the extent that it engages in such a temporary, defensive strategy. However, a Fund will not change its investment objective without providing 60 days prior written notice to shareholders.

Changes in Investment Objectives and Policies. The investment objectives, strategies and policies described above may be changed without the approval of a Fund’s shareholders. However, a Fund will not change an investment policy of investing at least 80% of its net assets in securities suggested by its name without providing shareholders with at least 60 days’ prior written notice of the change in the investment policy and changing the Fund’s name.

Additional Risks

Additional information about the funds principal risks is provided below, as well as information about other non-principal risks relating to the fund’s investment strategies.

Equity Securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. The value of stock is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Preferred stocks are equity stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. In the event of insolvency or bankruptcy, common stockholders would be subordinate to creditors and preferred stockholders in respect of any payments from the assets of the company.

Risks of Securities Lending. To generate income, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When a Fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Futures and Options on Futures Risks. Derivatives such as futures and options on futures may allow a Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. A Fund may invest in derivatives for hedging purposes, but the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund. Derivatives are volatile and involve significant risks, including:

•	Leverage Risk—the risk associated with certain types of investments or trading strategies in which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Credit Risk—the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Currency Risk—the risk in which changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Foreign Securities Risks. Foreign investments, including both equity and fixed-income securities, generally involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. Risks also include, but are

More About the Funds

35

not limited to, expropriation, confiscatory taxation, withholding taxes on interest and adverse diplomatic developments. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect the value of an investment.

When-Issued Securities. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place. In addition, when a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

Portfolio Holdings Information

Information concerning a Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of a Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. The Adviser may post summary portfolio composition information, which may include identification on a Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector, on its website. If such summary portfolio information is posted, the information will be posted 15 days (or the next business day) after month-end and remain in place until replaced by the information for the succeeding month.

To access this information from the “Products” section of the website, click on “Portfolio Holdings” and select the appropriate link opposite the name of a Fund, or select the name of a Fund from the menus on the “Products” section, and from the Funds’ page click on the “Portfolio Holdings” link. A user is required to register on the website the first time the user accesses this information.

You may also access from the “Products” section of the website portfolio information as of the end of the Funds’ fiscal quarters. The Funds’ annual and semiannual reports, which contain complete listings of a Fund’s portfolio holdings as of the end of a Fund’s second and fourth fiscal quarters, may be accessed by selecting the name of a Fund, clicking on “Prospectuses and Regulatory Reports” and selecting the link to the appropriate PDF. Complete listings of a Fund’s portfolio holdings as of the end of the Funds’ first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of a Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

More About the Funds

36

Management of the Funds

The Adviser

MDT Advisers is an autonomous operating division of MDTA LLC, 125 CambridgePark Drive, Cambridge, Massachusetts, 02140, which is registered as an investment adviser with the SEC. As of the close of business on July 14, 2006, Federated Investors, Inc. acquired a majority interest in MDTA LLC. MDT Advisers is responsible for the day-to-day management of the Funds in accordance with each Fund’s respective investment objectives and policies (subject to the general supervision of the Fund’s’ Board of Trustees). This includes making investment decisions, and buying and selling securities.

The advisory fee is accrued daily and paid monthly. However, the Adviser has contractually agreed to waive its fees and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the total operating expenses, excluding taxes, interest and brokerage commissions (on an annual basis) do not exceed the amounts shown in the table below:

Total Operating Expenses Net of Waiver/Reimbursement

Fund	Institutional Class

MDT—All Cap Core Fund(1)	1.25%
MDT—Tax Aware/All Cap Core Fund	1.80%
MDT—Large Cap Growth Fund	1.80%
MDT—Mid Cap Growth Fund	1.80%
MDT—Small Cap Core Fund	1.80%
MDT—Small Cap Growth Fund	1.80%
MDT—Small Cap Value Fund	1.80%
MDT—Balanced Fund(1)	1.25%
MDT—Short-Term Bond Fund(1)	0.95%

(1)	The Adviser has contractually agreed to limit Total Annual Fund Operating Expenses to the amounts stated in the table through November 30, 2006.

Any waivers or reimbursements have the effect of lowering the overall expense ratio for the applicable Fund and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed. The Adviser is permitted to recoup the fees waived and/or expenses paid within a three-year period to the extent of the expense limitation.

The amount the Adviser is entitled to receive on an annual basis together with the amount it actually did receive net of waivers or recoupments for its services during the fiscal year ended July 31, 2005 is:

Fund	Advisory Fee Entitled to be Paid	Advisory Fee Actually Paid
	(as a % of average daily net assets)

MDT—All Cap Core Fund	0.75%	0.71%
MDT—Tax Aware/All Cap Core Fund	1.00%	N/A
MDT—Large Cap Growth Fund	0.75%	N/A
MDT—Mid Cap Growth Fund	0.90%	N/A
MDT—Small Cap Core Fund	1.25%	N/A
MDT—Small Cap Growth Fund	1.25%	N/A
MDT—Small Cap Value Fund	1.25%	N/A
MDT—Balanced Fund	0.75%	0.75%
MDT—Short-Term Bond Fund	0.40%	0.41%*

*	The advisory fee actually paid is higher than the contractual fee due to fees and/or expenses recovered by the Adviser

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MDT Advisers provides investment management services for individuals and institutional clients including pension and profit sharing plans. As of July 31, 2005 the MDT Advisers division had approximately $3.82 billion in assets under its direct management. As of the same date, the Adviser, as a whole, had approximately over $3.96 billion in assets under management.

Management Team

The All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund are managed by the Quantitative Equity Strategies Group, headed by Dr. David M Goldsmith, who is primarily responsible for the day-to-day management of these Funds. Dr. Goldsmith and John Sherman (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Balanced Fund. Mr. Sherman is primarily responsible for the day-to-day management of the Short-Term Bond Fund.

David M. Goldsmith, Ph.D., Chief Investment Officer, joined MDT Advisers in 1990 and has been responsible for the development of the Optimum Q process. Dr. Goldsmith has over 23 years experience in the development and application of financial and statistical modeling techniques. He received an A.B., Summa Cum Laude, Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D., Economics, Concentration in Finance from Harvard University.

John F. Sherman, C.F.A., Portfolio Manager, joined MDT Advisers in 2000. He has over fourteen years of experience analyzing financial markets and has been responsible for the Adviser’s fixed-income investments for the past five years. Prior to joining the Adviser, Mr. Sherman served as a Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for the FDIC from 1991–1999. He is a member of the CFA Institute and the Boston Security Analysts Society. He holds a designation as a Chartered Financial Analyst. He received a B.S.B.A. from North Adams State College, and an M.B.A. from the Boston University Graduate School of Management.

The Quantitative Equity Strategies Group is responsible for the development, maintenance and operation of the proprietary Optimum Q process. In addition to Dr. Goldsmith, team members include:

Frederick L. Konopka, C.F.A., Senior Associate

Sarah A. Stahl, Senior Associate

Stephen R. Griscom, Associate

Daniel J. Mahr, Associate

The Statement of Additional Information (“SAI”) provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Prior Performance of Similar Accounts

Provided below is historical performance information of all actual, fee-paying, discretionary equity accounts that have investment objectives, policies, strategies, and risks substantially similar to those of the following:

•	the “All Cap Core Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the All Cap Core Fund

•	the “Tax Aware/All Cap Core Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Tax Aware/All Cap Core Fund

•	the “Large Growth Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Large Cap Growth Fund

•	the “Mid Cap Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Mid Cap Growth Fund

•	the “Small Cap Core Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Small Cap Core Accounts

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38

•	the “Small Cap Growth Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Small Cap Growth Fund

•	the “Small Cap Value Accounts” have investment objectives, policies, strategies, and risks substantially similar to those of the Small Cap Value Fund

Each similar account (collectively, the “Similar Accounts”) listed above is managed by the same team of portfolio managers of the Adviser that manages the respective Fund. As of December 31, 2004, each similar account represents assets as follows:

•	All Cap Core Accounts represent assets of approximately $107,777,000

•	Tax Aware/All Cap Core Accounts represent assets of approximately $1,212,000

•	Large Growth Accounts represent assets of approximately $110,000

•	Mid Cap Accounts represent assets of approximately $548,000

•	Small Cap Core Accounts represent assets of approximately $117,000

•	Small Cap Growth Accounts represent assets of approximately $58,521,000

•	Small Cap Value Accounts represent assets of approximately $664,000

This information is provided to illustrate the past performance of all actual, fee-paying, discretionary equity accounts managed by the Adviser and does not represent the performance of the Funds. Performance of the Similar Accounts is historical and does not represent the future performance of the Funds.

The performance information shown for the Similar Accounts is shown net of management fees, which for this purpose were assumed to equal the contractual management fee applicable to each respective Fund (without taking into account any fee waivers or limits). Performance reflects the reinvestment of all income. Cash and cash equivalents are included in performance returns.

The Similar Accounts are not subject to the same type of expenses to which the Funds are subject partly because the Similar Accounts are not subject to the same regulatory requirements as the Funds. The fees and expenses of the Similar Accounts are lower that those of the Funds. The Funds are subject to certain diversification requirements, tax restrictions, and investment limitations imposed by the Investment Company Act of 1940, or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Similar Accounts could have been adversely affected if the Similar Accounts had been regulated under the federal securities and tax laws imposed on the Funds. The investment results of the composites presented below are unaudited and are not intended to predict or suggest the future returns of the Funds. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Average Annual Total Returns	All Cap Core Accounts	Russell 3000® Index(1)

1 year ended 12/31/2004	15.04%	11.95%
5 years ended 12/31/2004	3.38%	(1.16)%
Since Inception 9/5/1991—12/31/2004	14.35%	11.22%

(1)	The Russell 3000® Index is an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Tax Aware/All Cap Core Accounts	Russell 3000® Index(1)

1 year ended 12/31/2004	17.28%	11.95%
Since Inception 5/15/2002—12/31/2004	9.48%	6.58%

(1)	The Russell 3000® Index is an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The index does not reflect any deduction for fees, expenses or taxes.

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Average Annual Total Returns	Large Cap Growth Accounts	Russell 1000 Growth® Index(1)	S&P 500® Index(2)
Since Inception 10/01/2004—12/31/2004	9.64%	9.17%	9.23%

(1)	The Russell 1000 Growth® Index is an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market. The index does not reflect any deduction for fees, expenses or taxes.

(2)	The S&P 500® Index is a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Mid Cap Growth Accounts	Russell Mid Cap Growth® Index(1)

1 year ended 12/31/2004	23.96%	15.48%
3 years ended 12/31/2004	12.10%	6.16%
Since Inception 08/01/2000—12/31/2004	(1.66)%	(4.86)%

(1)	The Russell Mid Cap Growth® Index is an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid-cap segment of the U.S. equity universe, which includes the 800 smallest companies by market capitalization within the Russell 1000® Index (an index that includes the 1,000 largest U.S. companies by market capitalization). The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Small Cap Core Accounts	Russell 2000® Index(1)
Since Inception 03/01/2004—12/31/2004	16.04%	12.40%

(1)	The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Small Cap Growth Accounts	Russell 2000 Growth® Index(1)

1 year ended 12/31/2004	17.63%	14.31%
3 years ended 12/31/2004	16.32%	5.79%
Since Inception 08/01/2000—12/31/2004	11.63%	(2.34)%

(1)	The Russell 2000 Growth® Index is an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000 Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable U.S. equity market). The index does not reflect any deduction for fees, expenses or taxes.

Average Annual Total Returns	Small Cap Value Accounts	Russell 2000 Value® Index(1)

1 year ended 12/31/2004	21.80%	22.25%
3 years ended 12/31/2004	22.02%	16.50%
Since Inception 08/01/2000—12/31/2004	16.89%	17.00%

(1)	The Russell 2000 Value® Index is an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). The index does not reflect any deduction for fees, expenses or taxes.

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40

Your Account

Distribution of Shares

The Funds’ Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions on behalf of their customers or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Funds, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Choosing a Share Class

Each Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

Payments to Financial Intermediaries

The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.

Recordkeeping Fees

The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus and described above because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Funds and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Funds and any services provided.

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Share Price

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV).

When a Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of that Fund’s assets may change on days you cannot purchase or redeem Shares. The Funds do not charge a front-end sales charge.

NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Funds’ current NAV and public offering price may be found in the mutual funds section of certain local newspapers.

The Funds generally value equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

The Funds generally value fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed income securities, prices furnished by an independent pricing service are intended to be indicative of the bid price currently offered to institutional investors for the securities.

Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board. The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Funds’ NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

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There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate its NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Fee When You Redeem or Exchange

For 10 days (MDT Short-Term Bond Fund only) following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee.

For 30 days (MDT All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small Cap Value Fund and MDT Balanced Fund only) following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee.

For 180 days (MDT Tax Aware/All Cap Core Fund only) following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee.

The 2.00% fee, referred to in the prospectus and Statement of Additional Information (SAI) as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. This redemption/exchange fee is intended to encourage long-term investments in the Funds, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that a Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in a Fund’s NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Funds reserve the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Funds’ goal is to collect the redemption/exchange fee on all Shares that are redeemed or exchanged within 10 days (MDT Short-Term Bond Fund only), 30 days (MDT All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small Cap Value Fund and MDT Balanced Fund only), or 180 days (MDT Tax Aware/All Cap Core Fund only) of purchase. However, the Funds may not be able to achieve their goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Funds specifically anticipate that they may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers, trust companies and retirement plan record keepers.

Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code will be subject to the redemption/exchange fee. Non-participant directed transactions such as distributions due to death, disability, health, or financial hardship will not be subject to the redemption/exchange fee. The redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. Finally, Shares acquired by reinvestment of dividends or distributions of the Funds, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption/exchange fee, please see the Funds’ SAI.

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43

Buying Shares

You may purchase Shares through a financial intermediary, directly from the Funds or through an exchange from another MDT or Federated fund. The Funds reserve the right to reject any request to purchase or exchange Shares. Where the Funds offer more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

For each Fund, to open an account you must invest at least the minimum amount as indicated below:

Minimum Investments	To Open Your Account	To Add to Your Account(1)

Regular Accounts	$1 Million	$2,500
Retirement and Tax-Deferred Accounts	$500,000	$2,500
Advisory and/or Fund Persons(2,3)	$1,000	$1,000
Existing shareholders of any MDT Fund as of August 26, 2005(3)	$1,000	$1,000
Registered Investment Adviser to a Single Client with Purchase in Excess of $100,000(3)	$100,000	$2,500
Registered Investment Adviser to a Group of Clients with Cumulative Purchase in Excess of $250,000(3)	$250,000	$2,500

(1)	After you have opened a Fund account, you may also make automatic subsequent investments with $250 or more through the Automatic Investment Plan.

(2)	These would include Trustees and Officers of the MDT Funds, employees of the Adviser and its affiliates, their families, employee benefit plans sponsored by the Adviser, and former members of the Memorial Drive Trust.

(3)	Shareholders eligible to purchase Institutional Class shares of the Funds under these categories may be asked to include a written statement with their initial purchase verifying their qualification. “Registered Investment Advisers” include only those advisers purchasing Fund shares through a transaction fee program.

General Transaction Policies

The Funds reserve the right to:

Vary or waive any minimum investment requirement.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “Buying Shares”.

Based on the Adviser’s analysis of the size of the applicable market, market liquidity, portfolio holdings of the Funds and other accounts of the Adviser, as well as other issues, upon 30 days’ written notice to Fund shareholders a Fund may close to new investors when it reaches an asset size determined by the Adviser to be too large to sustain additional assets. If a Fund closes to new investors, the Funds’ Board of Trustees will review, on at least a semi-annual basis, market conditions and other factors presented by the Adviser in order to determine whether to reopen the Fund to new investors.

Through a Financial Intermediary

•	Establish an account with the financial intermediary; and

•	Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Funds on the same day and the Funds receive payment within one business day. You will become the owner of Shares and receive dividends when the Funds receive your payment.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

Directly from the Fund

•	Establish your account with the Funds by submitting a completed New Account Form; and

•	Send your payment to the Funds by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Funds receive your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Funds or State Street Bank and Trust Company, the Funds’ transfer agent.

An institution may establish an account and place an order by calling the Funds and the Shares will be priced at the next calculated NAV after the Funds receive the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds

66 Brooks Drive

Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Funds reserve the right to reject any purchase request. For example, to protect against check fraud the Funds may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

Through an Exchange

You may purchase Shares through an exchange from any MDT or Federated fund that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

By Automated Clearing House (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

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45

Selling Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Funds if you purchased Shares directly from the Funds.

Shares of the Funds may be redeemed for cash or exchanged for shares of the same class of other MDT or Federated funds on days on which the Funds compute their NAV. Redemption requests may be made by telephone or in writing.

Through a Financial Intermediary

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Funds receive the order from your financial intermediary.

Directly from the Fund

By Telephone

You may redeem or exchange Shares by simply calling the Funds at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Funds.

You will receive a redemption amount based on the next calculated NAV after the Funds receive your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

66 Brooks Drive

Braintree, MA 02184

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	if exchanging (transferring) into another fund with a different shareholder registration.

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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Payment Methods For Redemptions

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

•	to allow your purchase to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed redemption checks from the Funds if those checks are undeliverable and returned to the Funds.

Exchange Privilege

You may exchange Shares of a Fund for shares of any MDT or Federated fund that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Funds may modify or terminate the exchange privilege at any time. In addition, the Funds may terminate your exchange privilege if your exchange activity is found to be excessive under the Funds’ frequent trading policies. See “Frequent Trading Policies.”

Additional Conditions

Telephone Transactions

The Funds will record your telephone instructions. If the Funds do not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds do not issue share certificates.

The MDT All Cap Core Fund, the MDT Large Cap Growth Fund, the MDT Mid Cap Growth Fund, the MDT Small Cap Core Fund, the MDT Small Cap Growth Fund, the MDT Small Cap Value Fund, and the MDT Balanced Fund charge a redemption fee of 2.00% on shares redeemed or exchanged within 30 days of purchase. The MDT Tax Aware/All Cap Core Fund charges a redemption fee of 2.00% on shares redeemed or exchanged within 180 days of purchase. The MDT Short-Term Bond Fund charges a 2.00% redemption fee on shares redeemed or exchanged within ten days of purchase.

Your Account

47

Frequent Trading Policies

Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

The Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ Shares. The Funds also monitor trading in Fund Shares in an effort to identify disruptive trading activity. The Funds monitor trades into and out of a Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Funds may also monitor trades into and out of a Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Funds’ management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to a Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how a Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Funds’ portfolio and its performance.

The Funds’ frequent trading restrictions do not apply to purchases and sales of Fund Shares by other MDT or Federated funds. These funds impose the same frequent trading restrictions as a Fund at its shareholder level. In addition, allocation changes of the investing MDT or Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other MDT or Federated funds could adversely affect the management of a Fund’s portfolio and its performance.

The Funds’ objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, each Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Retirement and Other Qualified Plans

You may purchase shares of the Funds for your individual retirement accounts including Traditional IRA, Rollover IRA, Roth IRA, Educational IRA, SEP IRA, Simple IRA and 401K accounts. To obtain the appropriate disclosure documentation and complete information on how to open a retirement account or roll over assets from your Memorial Drive Retirement Trust or other qualified plan account, call toll free 1-800-341-7400.

Account and Share Information

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

Accounts With Low Balances

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

Your Account

Distributions and Taxes

Dividends and Distributions

Dividends for each Fund, other than the MDT Short-Term Bond Fund, are generally declared and paid annually to shareholders. Dividends for the MDT Short-Term Bond Fund are generally declared and paid monthly. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Funds pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other MDT or Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Funds for information concerning when dividends and capital gains will be paid.

Taxation

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time each Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Distributions and Taxes

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Legal Proceedings

Financial Highlights

The financial highlight tables below show the Funds financial performance information. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and distributions). This information for the fiscal years ended July 31, 2005 and July 31, 2004 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request. The information for prior periods was audited by other auditors. As of the close of business on July 14, 2006, PricewaterhouseCoopers LLP resigned as the auditor of the Funds and Ernst & Young LLP was appointed as the new auditor.

Because the MDT Tax/Aware All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, and MDT Small Cap Value Fund have recently commenced operations, there is no financial highlights information available at this time.

MDT All Cap Core Fund—Institutional Class

	Year Ended July 31, 2005		Year Ended July 31, 2004	October 1, 2002(1) through July 31, 2003
Per Share Data:
Net asset value, beginning of period	$13.55		$11.76	$10.00

Income from investment operations:
Net investment income	(0.03	)(5)	0.04	0.03
Net realized and unrealized gain on investments	2.87		2.05	1.75

Total from investment Operations	2.90		2.09	1.78

Less distributions:
Dividends from net investment income	(0.05)		(0.03)	(0.01)
Distributions from net capital gains	(1.08)		(0.27)	(0.01)

Total dividends and distributions	(1.13)		(0.30)	(0.02)

Net asset value, end of period	$15.32		$13.55	$11.76

Total return	22.14%		17.78%	17.75	%(2)
Supplemental data and ratios:
Net assets, end of period	$42,782,095		$31,532,451	$23,455,374
Ratio of expenses to average net assets before reimbursement by Adviser	1.29%		1.40%	2.18	%(3)
Ratio of expenses to average net assets after reimbursement by Adviser	1.25%		1.25%	1.33	%(3)
Ratio of net investment income (loss) to average net assets before reimbursement by Adviser	0.19%		0.15%	(0.48	%)(3)
Ratio of net investment income to average net assets after reimbursement by Adviser	0.23%		0.30%	0.37	%(3)
Portfolio turnover rate(4)	204.49%		95.80%	171.64	%(2)

(1)	Commencement of operations.

(2)	Not Annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)	Net investment income per share is calculated by dividing the net investment income by the average shares outstanding through the period.

Financial Highlights

MDT Balanced Fund—Institutional Class

	Year Ended July 31, 2005	Year Ended July 31, 2004	October 1, 2002(1) through July 31, 2003
Per Share Data:
Net asset value, beginning of period	$12.82	$11.36	$10.00

Income from investment operations:
Net investment income(2)	0.20	0.13	0.13
Net realized and unrealized gain on investments	1.87	1.61	1.28

Total from investment operations	2.07	1.74	1.41

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.05)
Distributions from net capital gains	(1.14)	(0.13)	(0.00)

Total dividends and distributions	(1.29)	(0.28)	(0.05)

Net asset value, end of period	$13.60	$12.82	$11.36

Total return	16.81%	15.37%	14.18	%(3)
Supplemental data and ratios:
Net assets, end of period	$69,319,588	$53,814,830	$41,473,645
Ratio of expenses to average net assets before reimbursement by Adviser	1.19%	1.17%	1.39	%(4)
Ratio of expenses to average net assets after reimbursement by Adviser	1.19%	1.17%	1.47	%(4)
Ratio of net investment income to average net assets before reimbursement by Adviser	1.54%	1.03%	1.58	%(4)
Ratio of net investment income to average net assets after reimbursement by Adviser	1.54%	1.03%	1.50	%(4)
Portfolio turnover rate	126.92%	78.44%	124.13	%(3)

(1)	Commencement of operations.

(2)	Net investment income per share is calculated by dividing the net investment income by the average shares outstanding throughout the period.

(3)	Not Annualized.

(4)	Annualized.

Financial Highlights

MDT Short Term Bond Fund—Institutional Class

	Year Ended July 31, 2005	Year Ended July 31, 2004	October 1, 2002(1) through July 31, 2003
Per Share Data:
Net asset value, beginning of period	$9.63	$9.86	$10.00

Income from investment operations:
Net investment income(2)	0.27	0.06	0.15
Net realized and unrealized gain (loss) on investments	(0.06)	0.02	(0.07)

Total from investment operations	0.21	0.08	0.08

Less distributions:
Dividends from net investment income	(0.30)	(0.15)	(0.22)
Distributions from return of capital	—	(0.16)	—

Total dividends and distributions	(0.30)	(0.31)	(0.22)

Net asset value, end of period	$9.54	$9.63	$9.86

Total return	2.20%	0.86%	0.82	%(3)
Supplemental data and ratios:
Net assets, end of period	$37,387,539	$37,905,494	$45,750,186
Ratio of expenses to average net assets before reimbursement by Adviser	0.91%	0.89%	0.98	%(4)
Ratio of expenses to average net assets after reimbursement by Adviser	0.92%	0.95%	0.95	%(4)
Ratio of net investment income to average net assets before reimbursement by Adviser	2.87%	0.72%	2.00	%(4)
Ratio of net investment income to average net assets after reimbursement by Adviser	2.86%	0.66%	2.03	%(4)
Portfolio turnover rate	51.74%	96.92%	68.89	%(3)

(1)	Commencement of operations.

(2)	Net investment income per share is calculated by dividing the net investment income by the average shares outstanding throughout the period.

(3)	Not Annualized.

(4)	Annualized.

Financial Highlights

53

                                 [LOGO OF MDT FUNDS]

Investment Adviser Federated MDTA LLC 125 CambridgePark Drive Cambridge, MA 02140	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116-5072

Custodian, Transfer Agent and Dividend Disbursing Agent State Street Bank and Trust Company P.O. Box 8600 Boston, MA 02266-8600	Distributor Federated Securities Corp. Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”)

The SAI contains details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment climate that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquires about the Funds by calling the Funds (toll-free) at 1-800-341-7400.

Additionally, the Funds’ SAI and current annual and semi-annual reports are available on the Funds’ website at www.mdtfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room in Washington, D.C. 20549-0102 and review and copy documents while you are there. For more information about the operation of the Public Reference Room, contact the SEC by e-mail, publicinfo@sec.gov or by telephone, 1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

                            [LOGO OF FEDERATED INVESTORS]

1940 Act File No. 811-21141

Federated is a registered mark of Federated Investors, Inc. 2006 ©Federated Investors, Inc.

PRIVACY POLICY and NOTICE

Federated* recognizes that you expect us to protect both your assets and your financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Federated policy that governs the handling of your information, how Federated obtains information, how that information is used and how it is kept secure.

INFORMATION FEDERATED RECEIVES

Federated may receive nonpublic personal information about you from the following sources:

■	We may receive information from you or from your financial representative on account applications, other forms or electronically. Examples of this information may include your name, address, Social Security Number, assets and income.

■	We may receive information from you or from your financial representative through transactions, correspondence, and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit, or credit account numbers.

INFORMATION SHARING POLICY

Except as described below, Federated does not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for Federated’s use only. If you decide to close your account(s) or become an inactive customer, we will adhere to these privacy policies and practices.

Federated will not disclose consumer information, account numbers, access numbers, or access codes for credit cards, deposit, or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail, or other marketing purposes.

Federated limits the sharing of nonpublic personal information about you with financial or non-financial companies or other entities, including companies affiliated with Federated, and other, nonaffiliated third parties, to the following exceptions:

■	We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account recordkeeping services or a company that provides proxy services to shareholders.

■	We may share information when it is required or permitted by law. For example, information may be shared to protect you against fraud or with someone who has a legal or beneficial interest, such as your power of attorney, or in response to a subpoena.

■	We may disclose some or all of the information described above with companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment adviser, or broker-dealer) through whom you purchased Federated products or services, or with providers of marketing, legal, accounting, or other professional services.

INFORMATION SECURITY

When Federated shares nonpublic customer information referred to above, the information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards for security and confidentiality. We do not permit use of customer information for any other purpose nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party. These requirements are included in written agreements between Federated and third-party service providers.

Federated maintains physical, electronic, and procedural safeguards to protect your nonpublic personal information, and has procedures in place for its appropriate disposal and protection against its unauthorized access or used when we are no longer required to maintain the information.

Each of the following sections explains an aspect of Federated’s commitment to protecting your personal information and respecting your privacy.

EMPLOYEE ACCESS TO INFORMATION

All Federated employees must adhere to Federated’s confidentiality policy. Employee access to customer information is authorized for business purposes only. The degree of access is based on the sensitivity of the information and on an employee’s need for the information to service a customer’s account or comply with legal requirements.

*	This privacy disclosure applies to: Federated Investors, Inc. and each of its wholly owned broker-dealers, investment advisers and other subsidiaries, including Edgewood Services, Inc., Passport Research Ltd., Federated MDTA LLC, and each of the funds managed by Federated, whether or not named “Federated,” including the Edward Jones Money Market Fund, and all portfolios of Cash Trust Series, Inc., Cash Trust Series II, and Money Market Obligations Trust.

This page is not part of the prospectus

i

PRIVACY POLICY and NOTICE    (continued)

VISITING A FEDERATED WEBSITE

■	Federated’s Website maintains statistics about the number of visitors and the information viewed most frequently. These statistics are used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a Website will be retained.

■	Where registration or reentering personal information on a Website is required, “cookies” are used to improve your online experience. A cookie is a small file stored on your computer that recognizes whether you have visited our site before and identifies you each time you visit. Cookies provide faster access into the Website.

■	We may also obtain non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site; these addresses are never shared with any third party.

RESTRICTED ACCESS WEBSITE

Federated provides a restricted section of its Website for Investment Professionals. Information entered in that site is only accessible by Federated employees or Federated’s Internet service provider who maintain Website functionality. Federated does not permit the use of that information for any purpose, or the renting, selling, trading, or otherwise releasing or disclosing of information to any other party.

E-MAIL

If you have opted to receive marketing information from Federated by e-mail, our policy requires that all messages include instructions for canceling subsequent e-mail programs. Some products or services from Federated are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by Federated, we may, at your employer’s request, send e-mail to you on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as Social Security Numbers, account numbers, or account balances within your e-mail correspondence to us. We will not use unsecured e-mail to execute transaction instructions, provide personal account information, or change account registration. We will use e-mail to provide you with the forms necessary to authorize transactions and account changes. You may also call Client Services to request transactions or forms; the toll-free number is 1-800-341-7400.

SURVEYS/AGGREGATE DATA

Periodically, Federated may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. We then generate reports that are used for Federated’s planning, statistical and other corporate purposes. These reports include aggregate data about customers and may include information on Website traffic patterns and related information. Aggregate data classifies customer information in various ways, but does not identify individual customers. While aggregate data may be shared with external parties, such as marketing organizations, it does not include information by which a customer may be identified.

PERSONAL DATA

Reentering personal information in order to register for additional services or to transmit a request is time-consuming and unnecessary. In order to reduce or eliminate the need to reenter information you have already supplied, Federated uses cookies—a small file that is stored on your computer—to pre-paste your name, address, and other basic information on request forms or access screens of our Website.

PROSPECT CONNECT (FORMERLY E-MARKETING MAILERS)

The information you enter into this database is for your use only. It is not accessible by anyone, except by Federated employees or those of Federated’s Internet service provider, who are responsible for maintaining the Prospect Connect functionality on your behalf. In no case does Federated view, print, rent, sell, or license the use of this information to anyone.

CHANGES TO OUR PRIVACY STATEMENT

Federated reserves the right to modify or remove parts of this privacy statement at any time. We will notify you in advance of any changes that may affect your rights under this policy statement.

WE WELCOME YOUR COMMENTS

Federated welcomes your questions and comments about our Privacy Policy. You can e-mail us at services@FederatedInvestors.com or call us at 1-800-341-7400.

July 14, 2006

This page is not part of the prospectus

ii

PRIVACY POLICY ALSO ENCLOSED

See Pages i and ii

Cusip 683898100

Cusip 683898803

Cusip 683898795

Cusip 683898860

Cusip 683898837

Cusip 683898761

Cusip 683898209

Cusip 683898738

Cusip 683898308

35076 (7/06)

                     STATEMENT OF ADDITIONAL INFORMATION

                           Dated: November 28, 2005
                           (Revised July 17, 2006)

                                  MDT FUNDS

                            MDT ALL CAP CORE FUND

                       MDT TAX AWARE/ALL CAP CORE FUND

                          MDT LARGE CAP GROWTH FUND

                           MDT MID CAP GROWTH FUND

                           MDT SMALL CAP CORE FUND

                          MDT SMALL CAP GROWTH FUND

                           MDT SMALL CAP VALUE FUND

                              MDT BALANCED FUND

                            MDT SHORT-TERM BOND FUND

This Statement of Additional Information ("SAI") provides general information about MDT All Cap Core Fund, MDT Tax Aware/All Cap Core Fund, MDT Large Cap
Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap
Growth Fund, MDT Small Cap Value Fund, MDT Balanced Fund and MDT Short-Term
Bond Fund (each a "Fund", together the "Funds"), each a series of MDT Funds.
This SAI is not a prospectus and should be read in conjunction with the
Funds' current Prospectuses, each dated November 28, 2005 (Revised July 17,
2006) as supplemented and amended from time to time, which is incorporated hereto by reference. To obtain a copy of a Prospectus, please write or call the Funds at the address or telephone number below.

The Funds' financial statements for the fiscal year ended July 31, 2005 and the Funds' unaudited financial statements for the fiscal period ended January
31, 2005 are incorporated herein by reference to the Funds' Annual Report dated July 31, 2005 and the Funds' Semi-Annual Report dated January 31, 2005, respectively. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling the Funds as shown below.

[GRAPHIC OMITTED]

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or 1-800-341-7400.

Federated Securities Corp., Distributor

35077 (7/06)

Federated is a registered mark
of Federated Investors, Inc.
2006 (C)Federated Investors, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
      FINANCIAL STATEMENTS........................................................41
APPENDIX..........................................................................42

ORGANIZATION OF THE TRUST AND THE FUNDS

MDT Funds (the "Trust") is an open-end management investment company organized as a Delaware statutory trust on June 26, 2002. The
Trust's Declaration of Trust permits the Trust to offer separate series of units of beneficial interest and separate classes. The Funds are currently the only series of the Trust and currently offer an Institutional Class,
Class A and Class C shares. The Funds are each diversified series and have their own investment objectives and policies. The Trust may start more series or classes and offer shares of a new fund under the Trust at any time. On
August 26, 2005, the Trust changed its name to "MDT Funds." Before that time the Trust was known as the "Optimum Q(TM) Funds".

As of the close of business on July 14, 2006, Federated Investors, Inc.
acquired a majority interest in MDTA LLC and Federated Securities Corp.
became the distributor of the MDT Funds.

The Trust is authorized to issue an unlimited number of interests (or shares)
at $0.01 par value. Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company
Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Funds represents equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the
Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of a Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of a Fund are entitled to share pro rata in the net assets of a Fund available for distribution to shareholders.

The Trust has adopted an Amended Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of the Institutional Class,
Class A and Class C shares of the Funds. Generally, Class A and Class C shares are subject to a Rule 12b-1 fee as described in the Class A and Class
C prospectus. Shares of the Institutional Class are not subject to a Rule
12b-1 fee. More information regarding the Rule 12b-1 Plan can be found under the sub-heading "Distribution Plan."

DESCRIPTION OF THE FUNDS
The Funds are each open-end, diversified investment companies, or mutual funds, with different investment objectives and strategies. The Funds'
investment objectives are described in the prospectuses together with each principal strategy. Below are the Funds' strategies and other securities in which the Funds may invest. The MDT All Cap Core Fund, MDT - Tax/Aware All
Cap Core Fund, MDT - Large Cap Growth Fund, MDT - Mid Cap Growth Fund, MDT -
Small Cap Core Fund, MDT - Small Cap Growth Fund and MDT - Small Cap Value
Fund typically invest primarily, if not entirely, in equity securities, while the MDT Short-Term Bond Fund typically invests primarily, if not entirely, in fixed-income securities. The MDT Balanced Fund invests in proportion of equity and fixed-income securities between these two extremes. As a consequence, it is expected that the MDT All Cap Core Fund, MDT - Tax/Aware
All Cap Core Fund, MDT - Large Cap Growth Fund, MDT - Mid Cap Growth Fund,
MDT - Small Cap Core Fund, MDT - Small Cap Growth Fund and MDT - Small Cap
Value Fund will incur more risk than the MDT Balanced Fund, which will in turn incur more risk than the MDT Short-Term Bond Fund. A diversified Fund may not purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

INVESTMENTS POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following discussion supplements the description of the Funds' investment objectives and strategies set forth in the Fund summaries contained in the
Prospectuses. Except for the fundamental investment limitations listed below
(see "Fundamental Investment Limitations"), the Funds' investment strategies and policies are not fundamental and may be changed by sole action of the
Trust's Board of Trustees, without shareholder approval. Furthermore, these policies, strategies and risks pertain to all of the Funds. While each Fund is permitted to hold securities and engage in various strategies as described hereafter, none are obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether an investment complies with the Funds' investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, a Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, a Fund intends to sell such investments as soon as practicable while trying to maximize the return to its shareholders. Please note, however, that the guidance referenced in the first two sentences does not apply to a Fund's investments in illiquid securities or a Fund's borrowing of money.

Other Investment Companies
Investment in other investment companies is a principal strategy of the
Balanced Fund and a non-principal strategy of the All Cap Core Fund,
Tax-Aware/All Cap Core Fund, Large Cap Growth Fund, Mid Cap Growth Fund,
Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund and
Short-Term Bond Fund. Each Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a
Fund, or its affiliated persons, as a whole. As a shareholder of another investment company, each Fund bears, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Equity Securities
As a principal strategy, the All Cap Core Fund, the Tax Aware/All Cap Core
Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core
Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Balanced
Fund invest in equity securities. The Short-Term Bond Fund generally does not invest in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.
Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Debt Securities" below.

The All Cap Core Fund, Tax Aware/All Cap Core Fund and the Balanced Fund may
invest in any size company. The Large Cap Growth Fund may invest in large-size companies, while the Mid Cap Growth Fund may invest in medium-size companies and the Small Cap Core Fund, the Small Cap Growth Fund and the
Small Cap Value Fund may invest in small-size companies. As a non-principal strategy, the Funds may invest in companies small enough to be considered micro-cap companies. Although diminished in large cap companies, the risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Funds invest in the equity securities of small or medium-size companies, they will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio.

Micro-Cap Companies
The All Cap Core Fund, the Tax Aware/All Cap Core Fund the Small Cap Core
Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Balanced
Fund may invest in micro-cap companies. Generally, small, less-seasoned companies have more potential for rapid growth. They also often involve greater risk than large- and mid-cap companies, and these risks are passed on to the Fund. Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of companies with larger capitalization, and will be more vulnerable to adverse business or economic developments in the market as a whole. The value of securities of micro-cap companies, therefore, tends to be more volatile than the value of securities of larger, more established companies. Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities. Because of this, if a Fund wants to sell a large quantity of a micro-cap company's stock, it may have to sell at a lower price than the
Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Debt Securities
As a principal strategy, the Balanced Fund and the Short-Term Bond Fund invest in debt securities. The All Cap Core Fund, the Tax Aware/All Cap Core
Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core
Fund, the Small Cap Growth Fund and the Small Cap Value Fund generally do not invest in debt securities. Debt purchased by each Fund will be as described in the Prospectuses. Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Securities referred to as "high-risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. Each Fund may invest in high yield debt securities or "junk bonds" that are considered high risk. Special tax considerations are associated with investing in high-yield securities structures as zero coupon or "pay-in-kind" securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

The payment of principal and interest on most debt securities purchased by a fund will depend upon the ability of the issuers to meet their obligations.
An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see the Appendix.

U.S. Government Obligations. Investment in U.S. Government
obligations is a principal strategy of the Balanced Fund and the Short-Term
Bond Fund. The All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large
Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small
Cap Growth Fund and the Small Cap Value Fund do not invest in U.S. Government obligations except for cash management purposes. The Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the
U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States
or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Diversification of Investments
As a principal strategy, each Fund may not purchase the securities of any one issuer (other than the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

Borrowings
As a non-principal strategy, each Fund may borrow funds to meet redemptions, for other emergency purposes, or to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by a Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if borrowing were not used.

Securities Lending
As a non-principal strategy, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund's total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A
Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. Any securities that a Fund may receive as collateral will not become part of a
Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which a Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and a Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Restricted and Illiquid Securities
As a non-principal strategy, the Funds may invest up to 15% of their net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.
Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on a Fund's ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the
Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Adviser is responsible for making the determination as to the liquidity of restricted securities
(pursuant to the procedures adopted by the Board of Trustees). If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of a
Fund's net assets. Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that a Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing securities. A Fund is permitted to sell restricted securities to qualified institutional buyers.

Foreign Securities
The Balanced Fund as a principal strategy and the Short-Term Bond Fund as a non-principal strategy may invest in foreign securities. The All Cap Core
Fund, the Tax Aware/All Cap Core Fund, the Balanced Fund, the Large Cap
Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap
Growth Fund and the Small Cap Value Fund may also invest in securities that could be classified as foreign securities. However, the Funds will not consider securities of a company organized outside of the United States as
"foreign securities" if (1) their principal trading market is in the United
States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S.
regulatory authority. The Adviser may look at other factors such as whether the issuer/company does substantial business in the country-regionUnited
States or with country-regionU.S. citizens or has its principal place of business in the United States.

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments.
In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Furthermore, investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of a Fund's net assets and income may be affected by changes in exchange rates and regulations.

The internal politics of certain foreign countries may not be as stable as that of the United States. Governments in certain foreign
countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Furthermore, the interest and dividends payable on certain foreign securities may be subject
to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and that may ultimately be available
for distribution.

Other differences between investing in foreign companies and the
U.S. include:

o     Information is less publicly available;
o     There is a lack of uniform financial accounting standards applicable to foreign companies;
o     Market quotations are less readily available;
o     There are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies
      and banks;
o     There is generally a lower foreign securities market volume;
o     It is likely that foreign securities may be less liquid or more volatile;
o     There are generally higher foreign brokerage commissions;
o     There may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems; and
o     The mail service between countries may be unreliable.

Emerging Market Countries
Although there is no current intention to do so, as a non-principal strategy, the Balanced Fund may also invest in emerging market countries or developing countries. The Short-Term Bond Fund may not invest in emerging market countries. Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, Funds may be withdrawn from the People's Republic of
China only in U.S. or Hong Kong dollars and
only at an exchange rate established by the government once each week.
Furthermore, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities.
Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

Derivatives
As a non-principal strategy, each Fund may be invested in derivative securities. The Funds may invest in a wide range of derivatives, including call and put options, futures, and forward contracts, for hedging purposes as well as direct investment. Each Fund may use derivatives to hedge large cash flows with the intent of reducing the trading costs of the Funds.

Buying Call and Put Options. Call and put options may be entered into in order to limit the risk of a substantial increase in the market price of the security that a Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost. By buying a put, a Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Funds have the ability to write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as a Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if such Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash and high grade debt securities in a segregated account with its custodian bank. A Fund may purchase securities, which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of that Fund. A Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and such Fund has not entered in to a closing purchase transaction.

As a writer of an option, a Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security.
The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause a Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of the loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Fund's ability to close out the option it
has written.

A Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities indices, or foreign currencies. With respect to securities and foreign currencies, a Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities.
Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer
(seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When a
Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, each Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Funds may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciated price above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Funds' ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a
"closing purchase transaction" by buying an option of the same securities as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Funds to use cash or proceeds from the investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

Funds realize profits from closing purchase transactions if the price of the transaction is less than the premium received from writing the option.
Likewise, a Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security.

Writing Over-the-Counter ("OTC") Options. The Funds have the ability to engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information obtained from market makers.
Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a
Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds will cover any OTC put and call options with some form of U.S.
Government Obligation.

Futures Contracts. The Funds have the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery or cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin." Thereafter, a Fund may need to make subsequent deposits, known as
"variation margin," to reflect changes in the level of the stock index.

Risks Associated With Options and Futures. A Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in the market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a
Fund receives a premium but loses any opportunity to profit from an increase in the market price if the underlying securities decline, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a particular Fund's investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a
Fund's investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's investment securities may differ substantially from the changes anticipated by a Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than such
Fund's initial investment in such a contract.

The Commodity Futures Trading Commission ("CFTC") and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

Often, futures purchased or sold by a Fund will be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the CFTC regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures
Association or any domestic futures exchange. A Fund's investments in foreign futures or foreign options transactions may not be provided the same protections as transactions on United States futures
exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

When-Issued Purchases, Delayed Delivery and Forward Commitments
As discussed in the Prospectuses, the Funds may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place. In addition, when a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day that Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund's assets.
Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Short Sales
As a non-principal strategy, although not currently part of any of the Fund's investment strategies, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities. A Fund must borrow the security to deliver it to the buyer. A Fund is then obligated to replace the security borrowed at the market price at the time of replacement.
Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and each Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, each Fund also has the ability to make short sales "against the box," a transaction in which a Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time a Fund delivers the security to close the short position. A Fund receives the net proceeds from the short sale.

When the Fund's portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale.
The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Mortgage-Backed and Asset-Backed Securities
As a principal strategy for the Balanced Fund and the Short-Term Bond Fund, the Funds may invest in residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities"). These securities are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"),
Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage
Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average-weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie
Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United
States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed
Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates
(also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not
constitute a debt or obligation of the United States or of any Federal Home Loan
Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities such as collateralized mortgage obligations
("CMOs") may also be purchased. There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a
CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose a
Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.
Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e. credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing, or liquidating such securities.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other
fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-
income securities.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.
Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Warrants
As a non-principal strategy, the Funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.
Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Stripped Securities
As a non-principal strategy, a Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other
"stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations.
These participations are issued at a discount to their "face value," and may
(particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Repurchase Agreements and Reverse Repurchase Agreements
As a non-principal strategy, the Funds may have a portion of their net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its net assets, a Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time
(generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to a Fund's custodian securities with an initial market value of at least 100% of the dollar amount invested by a Fund in each repurchase agreement. The Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that the Adviser has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of the Fund, and therefore the realization by the Fund on the collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

TEMPORARY INVESTMENTS
When the Adviser believes market or economic conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund's net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents, or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the Funds, or the
U.S. economy. Temporary defensive investments generally
may include U.S. government securities, certificates of
deposit, high-grade commercial paper, repurchase agreements, money market fund shares, and other money market equivalents. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

FUNDAMENTAL INVESTMENT LIMITATIONS
Unless otherwise noted, each of the Funds has adopted and is subject to identical fundamental investment limitations. The following restrictions may only be changed if the change is approved by holders of a majority of a
Fund's outstanding voting securities. As used in this SAI, "a majority of a
Fund's outstanding voting securities" means (i) more than 50% of the Fund's outstanding voting shares or (ii) 67% or more of the Fund's voting shares present at a shareholder meeting if more than 50% of the Fund's outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

Each Fund may not:

1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that a Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

2. Make loans if, as a result, more than 33 1/3% of any Fund's total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities
   (iv) loan money to other Funds within the Trust in accordance with the terms of any applicable rule or regulation that may permit such practice
   (inter-fund lending is currently prohibited under the 1940 Act) or an exemptive order (granted directly to Fund) removing the current prohibitions that exist under the 1940 Act.

3. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4. Issue senior securities, except that this restriction shall not be deemed to prohibit the Funds from (i) making any permitted borrowings, loans, mortgages, or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

5. Borrow money in an amount exceeding 33?% of the value of each Fund's total assets, provided that each Fund may borrow money from other funds within the Trust in accordance with the terms of any applicable rule or regulation that may permit such practice (inter-fund borrowing is currently prohibited under the 1940 Act) or exemptive order (granted directly to Fund) removing the current prohibitions that exist under the
   1940 Act.

6. Concentrate its investments in any one industry or sector if, as a result,
   25% or more of a Fund's assets will be invested in such industry or sector. This restriction, however, does not limit a Fund from investing in obligations issued or guaranteed by the U.S.
   government, or its agencies or instrumentalities.

7. Invest in other investment companies except as permitted by the 1940 Act, as amended.

The Trust has made an election under Rule 18(f)(1) of the 1940 Act to pay in cash all redemptions by shareholders of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of (i)
$250,000 or (ii) the net asset value of the Fund at the beginning of such period.

PORTFOLIO HOLDINGS INFORMATION

Information concerning a Fund's portfolio holdings is available in the
"Products" section of Federated's website at FederatedInvestors.com. A complete listing of a Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day)
after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. The Adviser may post summary portfolio composition information, which may include identification on a
Fund's to ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector, on its website. If such summary portfolio information is posted, the information will be posted 15 days (or the next business day) after month-end and remain in place until replaced by the information for the succeeding month.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of a Fund, or select the name of a Fund from the menus on the "Products"
section, and from the Funds' page click on the "Portfolio Holdings" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Funds' fiscal quarters. The Funds' annual and semiannual reports, which contain complete listings of a Fund's portfolio holdings as of the end of a Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and
Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of a Fund's portfolio holdings as of the end of the Funds' first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of a Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES
The management and affairs of the Funds are supervised by the Board of
Trustees of the Trust. The Board of Trustees consists of six individuals, five of whom are not "interested persons" of the Trust or the Adviser as that term is defined in the 1940 Act ("Independent Trustees"). The Trustees are
fiduciaries for the Funds' shareholders and are governed by the laws of the
State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds. The Trustees of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

NAME, ADDRESS  POSITION(S)   TERM OF     PRINCIPAL OCCUPATION(S)                                      # OF        OTHER
AND AGE        HELD WITH     OFFICE AND  DURING PAST FIVE YEARS                                       PORTFOLIOS  TRUSTEESHIPS/
               FUND          OF TIME                                                                  IN FUND     DIRECTORSHIPS HELD
                             SERVED                                                                   COMPLEX     BY TRUSTEE
                                                                                                      OVERSEEN
                                                                                                      BY TRUSTEE
INDEPENDENT TRUSTEES
ALBERT H.      Trustee       Indefinite  Chairman/CEO, Keystone Investment, an investment company     9           Unitil Corp.
ELFNER, III                  Term; Since (1992-1996); Chairman, Evergreen Investment Management, an               investor owned
53 Chestnut                  August 2002 investment management company 1996-1999).                                utility (1998-
Street                                                                                                            present); NGM
Boston, MA                                                                                                        Insurance.
02114
DOB: 10/6/1944
JEAN E. DE     Trustee       Indefinite  Retired                                                      9           Visarc, Inc., a
VALPINE                      Term; Since                                                                          computer Drive
c/o 125                      August 2002                                                                          company (1986-
CambridgePark                                                                                                     present);
Drive                                                                                                             TradeCraft Corp a
Cambridge, MA                                                                                                     patent company
02140                                                                                                             (1998-present).
DOB:
12/14/1921
R. JOHN        Trustee       Indefinite  Chief Executive Officer, Fletcher Spaght, Inc., a management 9           NMT Medical, Inc.,
FLETCHER                     Term; Since consulting and venture capital company.                                  a medical
222 Berkeley                 September                                                                            Technology
Street                       2005                                                                                 company;
Boston, MA                                                                                                        Spectranetics, a
02116                                                                                                             medical Technology
DOB: 2/8/1946                                                                                                     company, Axcelis
                                                                                                                  Technologies,
                                                                                                                  Inc., a
                                                                                                                  Semiconductor
                                                                                                                  Processing
                                                                                                                  Equipment
                                                                                                                  manufacturer;
                                                                                                                  Panacos
                                                                                                                  Pharmaceuticals,
                                                                                                                  Inc., a
                                                                                                                  Pharmaceutical
                                                                                                                  company;
                                                                                                                  AutoImmune, Inc.,
                                                                                                                  a
                                                                                                                  Biopharmaceutical
                                                                                                                  company.
C. RODERICK    Trustee       Indefinite  Chairman, O'Neil Associates, an investment consultant (1984- 9           CIIT, a money
O'NEIL                       Term; Since present).                                                                market fund (1996-
O'Neil                       August 2002                                                                          present).
Associates
P.O. Box 405
South
Glastonbury,
CT
06073-0405
DOB: 1/26/1931
HARLAND A.     Trustee       Indefinite  Retired                                                      9           Interstate
RIKER, JR.                   Term; Since                                                                          Resource, a
The Chalet 305               August 2002                                                                          paper/packaging
127 Peruvian                                                                                                      company; Chairman
Ave.                                                                                                              of Advisory Board,
Palm Beach, FL                                                                                                    Palamon Capital
33480                                                                                                             Partners, a UK-
                                                                                                                  based private
                                                                                                                  equity firm
                                                                                                                  investing in
                                                                                                                  Europe; Provident
                                                                                                                  Art Trust
                                                                                                                  Foundation.
INTERESTED TRUSTEES AND OFFICERS
R. SCHORR      Trustee and   Indefinite  President & Chief Executive Officer, MDT Advisers, a division 9           MDTA LLC; Keurig
BERMAN*        President     Term; Since of MDTA LLC and its predecessor, MDT Advisers, Inc., an                  Premium Coffee
125                          August 2002 investment adviser (1987 - present).                                     System, a
CambridgePark                                                                                                     signal/cup coffee
Drive                                                                                                             brewing system
Cambridge, MA                                                                                                     (2001-present);
02140                                                                                                             Intranets.com, an
DOB: 8/22/1948                                                                                                    intranet software
                                                                                                                  company.
J. CHRISTOPHER Vice-         Indefinite  Principal Executive Officer and President of the Federated   N/A         Trustee/Director
DONAHUE        President     Term: Since Fund Complex; Director or Trustee of some of the Funds in                and President of
1001 Liberty                 July 2006   the Federated Fund Complex; President, Chief Executive                   the Federated Fund
Ave.                                     Officer and Director, Federated Investors, Inc.; Chairman                Complex.
Pittsburgh, PA                           and Trustee, Federated Investment Management Company;
15222                                    Trustee, Federated Investment Counseling; Chairman and
DOB: 4/11/1949                           Director, Federated Global Investment Management Corp.;
                                         Chairman, Federated Equity Management Company of
                                         Pennsylvania, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd.
                                         (Investment advisory subsidiary of Federated); Trustee,
                                         Federated Shareholder Services Company; and Director,
                                         Federated Services Company.

JOHN C. DUANE  Treasurer     Indefinite  Controller, MDT Advisers, a division of MDTA LLC and its     N/A         N/A
125                          term; Since predecessor, MDT Advisers, Inc., an investment adviser
CambridgePark                2002        (1999-present); Controller, Bank Boston, N.A., investment
Drive          Chief                     banking company (1995-1999).
Cambridge, MA  Compliance    Indefinite
02140          Officer       Term; Since
DOB: 5/21/1954               June 2004

JOHN F.        Secretary     Indefinite  Portfolio Manager MDT Advisers, a division of MDTA LLC and   N/A         N/A
SHERMAN                      Term; Since its predecessor, MDT Advisers, Inc., an investment adviser
125                                      2000 - present); Senior Analyst, Citizens Financial Group, a
CambridgePark                            banking company (1999 - 2000); Senior Analyst, FDIC, bank
Drive                                    supervisor (1991 - 1999).
Cambridge, MA
02140
DOB: 8/28/1967

*Mr. Berman is considered an "interested person" as defined in the 1940 Act because of his affiliation as President and CEO of the Adviser.

BOARD COMMITTEES
The Board of Trustees has three standing committees as described below:

AUDIT COMMITTEE. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually. The Audit Committee met twice during the fiscal year ended July 31, 2005. The Audit Committee is comprised of all of the
Independent Trustees as follows: Mr. Elfner, Mr. De Valpine, Mr. Fletcher,
Mr. O'Neil and Mr. Riker.

FUND GOVERNANCE COMMITTEE. The Fund Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Fund
Governance Committee did not have reason to meet during the fiscal year ended
July 31, 2005. The Fund Governance Committee is comprised of all of the
Independent Trustees as follows: Mr. Elfner, Mr. De Valpine, Mr. Fletcher, Mr.
O'Neil and Mr. Riker. There are no policies in place regarding nominees recommended by shareholders.

VALUATION COMMITTEE. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee did not meet during the fiscal year ended July 31, 2005. Mr. Berman (an interested trustee) and Mr. Duane (the treasurer) comprise the Valuation Committee.

Compensation
For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $1,000 per year and $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The following table shows the compensation earned by each Trustee for the Trust's fiscal year ended July 31, 2005:

Independent Trustees
INDEPENDENT TRUSTEES

NAME OF PERSON/POSITION AGGREGATE    PENSION OR   ESTIMATED       TOTAL COMPENSATION
                        COMPENSATION RETIREMENT   ANNUAL BENEFITS FROM FUND AND FUND
                        FROM FUND*   BENEFITS     UPON            COMPLEX* PAID TO TRUSTEES
                                     ACCRUED AS   RETIREMENT
                                     PART OF FUND
                                     EXPENSES
Albert H. Elfner, III   $6,000       None         None            $6,000
Jean E. de Valpine      $6,000       None         None            $6,000
C. Roderick O'Neil      $6,000       None         None            $6,000
Harland A. Riker        $6,000       None         None            $6,000

*These figures represent total payments for the three series of the Funds comprising the Trust as of July 31, 2005. The All Cap Core Fund, the Balanced
Fund, and the Short-Term Bond Fund each paid $2,000 to each Trustee, except R.
John Fletcher, who was added as an Independent Trustee in September 2005.

BOARD INTEREST IN THE FUNDS
As of December 31, 2004, the Trustees beneficially owned the following amounts in the Funds.

Key

A.   $1-$10,000
B.   $10,001-$50,000
C.   $50,001-$100,000
D.   Over $100,000

DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED(1)

Independent Trustees

NAME OF   ALL CAP   BALANCED SHORT-TERM AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED IN ALL REGISTERED INVESTMENT
TRUSTEE   CORE FUND GROWTH   BOND FUND  COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Albert H. None      None     None       None
Elfner,
III

Jean E.   D         None     None       D
de
Valpine

C.        D         None     None       D
Roderick
O'Neil
Harland   B         None     None       B
Riker

INTERESTED TRUSTEES

NAME OF ALL CAP   BALANCED SHORT-TERM AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED IN ALL REGISTERED INVESTMENT
TRUSTEE CORE FUND GROWTH   BOND FUND  COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
R.      D         B        B          D
Schorr
Berman

(1)Beneficial ownership is determined in accordance with Rule 16a-1(a)(2)
under the Securities Exchange Act of 1934, as amended.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
Control persons are persons deemed to control a Fund because they own beneficially over 25% of its outstanding securities. Control persons could affect the outcome of proxy voting or the direction of management of a Fund.
Principal holders are persons that own beneficially 5% or more of a Fund's outstanding shares.

The following tables provide the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund as of
October 31, 2005.

                                                                                   % OWNERSHIP      TYPE OF OWNERSHIP
NAME AND ADDRESS                                                SHARES         OF FUND   OF CLASS
PRINCIPAL HOLDERS OF THE ALL CAP CORE FUND - INSTITUTIONAL CLASS
U.S. Bank N.A. Customer                                         143,529.082    2.84%     5.46%      Beneficial
Donald W. Meals
6400 Flotilla Dr Unit 21
Holmes Beach, FL 34217-1424
U.S. Bank N.A. Customer                                         137,814.68     42.73%    5.25%      Beneficial
Richard F. Cole
4 Fountain Inn Ln
Marblehead, MA 01945-2646
PRINCIPAL HOLDERS OF THE ALL CAP CORE FUND - CLASS C
UBS Financial Services, Inc.                                    4,314.80       30.09%    6.58%      Beneficial
FBO Mrs. Gloria F. Plastow
8900 SW 74th Street
Miami, FL 33173-3446
UBS Financial Services, Inc.                                    3,942.18       10.08%    6.01%      Beneficial
FBO Mr. James I. Kelter
PO Box 3321
1000 Harbor Blvd
Weehawken, NJ 07086-6761
UBS Financial Services, Inc.                                    3,613.66       60.07%    5.51%      Beneficial
FBO Urology Health Care Pension Plan
FBO Jeffrey Kossow
414 Fireside Ln
Cherry Hill, NJ 08003-3418
UBS Financial Services, Inc.                                    3,387.53       40.07%    5.16%      Beneficial
FBO William G. Morton, Jr. MF Account
304 Newbury St, Ste 560
Boston, MA 02115-2839
UBS Financial Services, Inc.                                    3,286.38       50.07%    5.01%      Beneficial
FBO Michael Negrin
852 South Sierra Bonita
Los Angeles, CA 90036-4707
UBS Financial Services, Inc.                                    3,285.15       10.07%    5.01%      Beneficial
FBO Mrs. Caroline Ann Bailey
PO Box 3321
1000 Harbor Blvd
Weehawken, NJ 07086-6761
UBS Financial Servcies, Inc.                                    3,285.15       10.07%    5.01%      Beneficial
FBO Mr. Leonard Hurff, Sr.
PO Box 3321
1000 Harbor Blvd
Weehawken, NJ 07086-6761
PRINCIPAL HOLDERS OF THE TAX AWARE/ALL CAP CORE FUND - INSTITUTIONAL CLASS
Rick H. Faulk &                                            27,979.275     29.20%    51.57%     Beneficial
Kathy A. Faulk JTWROS
3 Beacon St
Andover, MA 01810-2835
Richard A. Brisk &                                         10,021.143     10.46%    18.47%     Beneficial
Susan Brisk JTWROS
27 Sedgemeadow Rd
Wayland, MA 01778-1425
Donna Berman                                                    5,809.36       56.06%    10.71%     Beneficial
18 Adams St
Lexington, MA 02420-1802
Hary H. Ceresino &                                          4,000.00       4.17%     7.37%      Beneficial
Gordon J. Ceresino JTWROS
PO Box 675515
Rancho Santa Fe, CA 92067-5515
PRINCIPAL HOLDERS OF THE TAX AWARE/ALL CAP CORE FUND - CLASS A
UBS Financial Services, Inc.                                    19,417.476     20.26%    54.91%     Beneficial
FBO Pheasant Farms LLC
15 South Tracy Ave #8
Bozeman, MT 59715-4682
UBS Financial Services, Inc.                                    9,910.803      10.34%    28.03%     Beneficial
FBO Charles H. Watkins
Family TR
Cheryl Tanaka TTEE
118 Carriage Road
Barrington, IL 60010-2206
UBS Financial Services, Inc.                                    4,955.40       15.17%    14.01%     Beneficial
FBO Charles H. Watkins
Marital TR
Cheryl Tanaka TTEE
118 Carriage Road
Barrington, IL 60010-2206
PRINCIPAL HOLDERS OF THE TAX AWARE/ALL CAP CORE FUND - CLASS C
UBS Financial Services, Inc                                     2,587.99       22.70%    41.64%     Beneficial
Mrs. Anne Gruber
303 W 66th St Apt 12KE
New York, NY 10023-6320
UBS Financial Services, Inc.                                    2,587.92       22.70%    41.64%     Beneficial
FBO Jill Gruber
2220 Park Newport Apt 220
Newport Beach, CA 92660-5811
UBS Financial Services, Inc.                                    938.75         50.98%    15.11%     Beneficial
FBO Wendy Wardrop
525 East 14th St #8A
New York, NY 10009-3009
PRINCIPAL HOLDERS OF THE LARGE CAP GROWTH FUND - INSTITUTIONAL CLASS
U.S. Bank N.A. Customer                                         25,441.296     65.16%    65.49%     Beneficial
James E. Murphy IRA R/O
3 Mill Dam Rd
Bedford, MA 01730-1356
U.S. Bank N.A. Customer                                         5,950.000      15.24%    15.32%     Beneficial
R. Schorr Berman IRA R/O
18 Adams St
Lexington, MA 02420-1802
U.S. Bank N.A. Customer                                         3,483.54       68.92%    8.97%      Beneficial
Jennifer L. Hart, Beneficiary
of the William Guazzo IRA
9856 Royal Cardigan Way
West Palm Beach, FL 33411-6614
PRINCIPAL HOLDERS OF THE LARGE CAP GROWTH FUND - CLASS A
U.S. Bank N.A. Customer                                         100.00         00.26%    100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE LARGE CAP GROWTH FUND - CLASS C
U.S. Bank N.A. Customer                                         100.00         00.26%    100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE MID CAP GROWTH FUND - INSTITUTIONAL CLASS
U.S. Bank N.A. Customer                                         13.902.434     49.57%    50.95%     Beneficial
James E. Murphy IRA R/O
3 Mill Dam Rd
Bedford, MA 01730-1356
U.S. Bank N.A. Customer                                         6,100.000      21.75%    22.36%     Beneficial
R. Schorr Berman IRA R/O
18 Adams St
Lexington, MA 02420-1802
U.S. Bank N.A. Customer                                         3,483.546      12.42%    12.77%     Beneficial
Jennifer L. Hart, Beneficiary
of the William Guazzo IRA
9856 Royal Cardigan Way
West Palm Beach, FL 33411-6614
U.S. Bank N.A. Customer                                         2,000.00       7.13%     7.33%      Beneficial
Janet M. Stevens IRA R/O
9 Glen Ter
Bedford, MA 01730-2047
PRINCIPAL HOLDERS OF THE MID CAP GROWTH FUND - CLASS A
UBS Financial Services, Inc.                                    378.78         81.35%    57.35%     Beneficial
FBO C. Timothy Schwab
156 East 37th Street
New York, NY 10016-3112
UBS Financial Services, Inc.                                    181.64         40.65%    27.50%     Beneficial
FBO Donna C Grosselfinger Roth IRA
23 Ackerman Ave
Suffern, NY 10901-7124
U.S. Bank N.A. Customer                                         100.00         0.036%    15.14%     Beneficial
R. Schorr Berman IRA R/O
18 Adams St
Lexington MA 02420-1802
PRINCIPAL HOLDERS OF THE MID CAP GROWTH FUND - CLASS C
U.S. Bank N.A. Customer                                         100.00         00.36%    100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE SMALL CAP CORE FUND - INSTITUTIONAL CLASS
U.S. Bank N.A. Customer                                         3,900.000      21.78%    23.38%     Beneficial
R. Schorr Berman IRA R/O
18 Adams St
Lexington, MA 02420-1802
U.S. Bank N.A. Customer                                         3,483.545      9.45%     20.88%     Beneficial
Jennifer L. Hart, Beneficiary
of the William Guazzo IRA
9856 Royal Cardigan Way
West Palm Beach, FL 33411-6614
U.S. Bank N.A. Customer                                         3,000.00       16.75%    17.98%     Beneficial
Richard H. Spencer IRA R/O
25 Thornberry Rd
Winchester, MA 01890-3215
U.S. Bank N.A. Customer                                         2,500.000      13.96%    14.98%     Beneficial
Robert L. Lagace IRA R/O
10 Burlwood Ln
Woburn, MA 01901-5391
Mary H. Cersino &                                           1,000.000      5.58%     5.99%      Beneficial
Gordon J. Cersino JTWROS
PO Box 675515
Rancho Santa Fe, CA 92067-5515
Jessica L. Ceresino &                                       1,000.000      5.58%     5.99%      Beneficial
Gordon J. Ceresino JTWROS
PO Box 675515
Rancho Santa Fe, CA 92067-5515
PRINCIPAL HOLDERS OF THE SMALL CAP CORE FUND - CLASS A
UBS Financial Services, Inc.                                    841.000        4.70%     74.78%     Beneficial
FBO Dean Tompkins
PO Box 3321
1000 Harbor Blvd
Weehawken, NJ 07086-6761
Shawn A. Rubin                                                  183.64         11.03%    16.33%
201 E. 69th St PH R
New York, NY 10021-5465
U.S. Bank N.A. Customer                                         100.00         0.56%     8.89%      Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE SMALL CAP CORE FUND - CLASS C
U.S. Bank N.A. Customer                                         100.00         0.56%     100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE SMALL CAP GROWTH FUND - INSTITUTIONAL CLASS
U.S. Bank N.A. Customer                                         10,319.917     50.54%    51.04%     Beneficial
James E. Murphy IRA R/O
3 Mill Dam Rd
Bedford, MA 01730-1356
U.S. Bank N.A. Customer                                         100.00         0.56%     100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
U.S. Bank N.A. Customer                                         2,000.000      9.79%     9.89%      Beneficial
Janet M. Stevens IRA R/O
9 Glen Ter
Bedford, MA 01730-2047
PRINCIPAL HOLDERS OF THE SMALL CAP GROWTH FUND - CLASS A
U.S. Bank N.A. Customer                                         100.00         0.49%     100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE SMALL CAP GROWTH FUND - CLASS C
U.S. Bank N.A. Customer                                         100.00         0.49%     100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE SMALL CAP VALUE FUND - INSTITUTIONAL CLASS
U.S. Bank N.A. Customer                                         6,550.00       64.85%    67.18      Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
U.S. Bank N.A. Customer                                         1,500.000      14.85%    15.38%     Beneficial
John F. Sherman IRA R/O
31 River Edge Rd
Mansfield, MA 02048-2957
Gerald P. Thomas                                                1,000.000      9.90%     10.26%     Beneficial
3555 Wagon Wheel Way
Park City, UT 84098-5339
PRINCIPAL HOLDERS OF THE SMALL CAP VALUE FUND - CLASS A
U.S. Bank N.A. Customer                                         100.00         0.99%     40.00%     Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
Joseph C. Rumore                                                100.00         0.99%     40.00%     Beneficial
185 Prospect Ave Apt 11N
Hackensack, NJ 07601-2238
U.S. Bank N.A. Customer                                         50.00          00.50%    20.00%     Beneficial
Joseph C. Rumore IRA
185 Prospect Ave Apt 11N
Hackensack, NJ 07601-2238
PRINCIPAL HOLDERS OF THE SMALL CAP VALUE FUND - CLASS C
U.S. Bank N.A. Customer                                         100.00         0.99%     100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE BALANCED FUND - INSTITUTIONAL CLASS
U.S. Bank N.A. Customer                                         378,222.791    7.01%     7.01%      Beneficial
Richard F. Messing
51 Arlington Rd.
Wellesley, MA 02481-6127
PRINCIPAL HOLDERS OF THE BALANCED FUND - CLASS A
U.S. Bank N.A. Customer                                         73.15          30.00%    100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE BALANCED FUND - CLASS C
U.S. Bank N.A. Customer                                         73.15          30.00%    100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE SHORT TERM BOND FUND - CLASS A
UBS Financial Services, Inc.                                    990.07         40.03%    90.41%     Beneficial
FBO Frank and Katharina Bappert
Revoc Lvg Trust UAD 02/13/2001
10 South Willie #406
Mt. Prospect IL 60056-3149
U.S. Bank N.A. Customer                                         105.00         20.00%    9.59%      Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
PRINCIPAL HOLDERS OF THE SHORT TERM BOND FUND - CLASS C
U.S. Bank N.A. Customer                                         104.88         60.00%    100.00%    Beneficial
R. Schorr Berman IRA R/O
18 Adams St.
Lexington, MA 02420-1802
As of October 31, 2005, neither the Institutional Class of the Short-Term Bond Fund did not have any principal holders.

 CONTROL PERSONS OF THE FUNDS
 NAME AND ADDRESS                                   SHARES     % OWNERSHIP
                                                               OF FUND
---------------------------------------------------------------------------
 CONTROL PERSONS OF THE TAX AWARE/ALL CAP CORE FUND
 Rick H. Faulk and Kathy A. Faulk JTWROS            27,979.275 29.20%
 3 Beacon St
 Andover, MA 01810-2835
 CONTROL PERSONS OF THE LARGE CAP GROWTH FUND
 U.S. Bank N.A. Customer                            25,441.296 65.16%
 James E. Murphy IRA Rollover
 3 Mill Dam Rd
 Bedford, MA 01730-1356
 CONTROL PERSONS OF THE MID CAP GROWTH FUND
 U.S. Bank N.A. Customer                            13,902.434 49.57%
 James E. Murphy IRA Rollover
 3 Mill Dam Rd
 Bedford, MA 01730-1356
 CONTROL PERSONS OF THE SMALL CAP GROWTH FUND
 U.S. Bank N.A. Customer                            10,319.917 50.54%
 James E. Murphy IRA Rollover
 3 Mill Dam Rd
 Bedford, MA 01730-1356
 U.S. Bank N.A. Customer                            6,100.000  29.87%
 R. Schorr Berman IRA R/O
 18 Adams St
 Lexington, MA 02420-1802
 CONTROL PERSONS OF THE SMALL CAP VALUE FUND
 U.S. Bank N.A. Customer                            6,550.000  64.85%
 R. Schorr Berman IRA R/O
 18 Adams St
 Lexington, MA 02420-1802

As of October 31, 2005, the All Cap Core Fund, Small Cap Core Fund, Balanced
Fund and Short Term Bond Fund did not have any Control Persons.

Management Ownership of the Funds
As of October 31, 2005 all other Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) the following percentages of the Funds' shares:

                                                           Percent of Class Owned
                                        --------------------------------------------------------------
                                        --------------------------------------------------------------
                 Fund                   Institutional Class       Class A              Class C
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
All Cap Core Fund                              1.15%          Less than 1.00%      Less than 1.00%
Tax Aware/All Cap Core Fund                   10.71%          Less than 1.00%           1.16%
Large Cap Growth Fund                         15.32%              100.00%              100.00%
Mid Cap Growth Fund                           22.36%              15.14%               100.00%
Small Cap Core Fund                           23.38%               8.89%               100.00%
Small Cap Growth Fund                         30.17%              100.00%              100.00%
Small Cap Value Fund                          82.56%              40.00%               100.00%
Balanced Fund                            Less than 1.00%         100.00%              100.00%
Short-Term Bond Fund                     Less than 1.00%           9.59%               100.00%

INVESTMENT ADVISER
As of the close of business on July 14, 2006, Federated Investors, Inc.
acquired a majority interest in MDTA LLC.

On August 7, 2002, the Board of the Trustees of the Trust, on behalf of the
All Cap Core Fund, the Balanced Fund and the Short-Term Bond Fund, approved an initial two-year investment advisory agreement with the Adviser, and On
May 17, 2005, the Board of Trustees of the Trust, on behalf of the Tax Aware
All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the
Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund,
approved an initial two year investment advisory agreement with the Adviser
(each an "Agreement," collectively, the "Agreements."). After the initial two years, each Agreement may continue on a year-to-year basis provided that specific approval is voted at least annually by the Board of Trustees of the
Trust or by the vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, the Agreement must also be approved by a majority of the Trustees of Trust who are neither parties to the
Agreement nor "interested persons" as defined in the 1940 Act at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time, without the payment of any penalty, by the Board of
Trustees or by vote of a majority of the outstanding voting securities of the
Funds. The Adviser's investment decisions are made subject to the direction and supervision of the Board of Trustees. Ultimate decisions as to the investment policy are made by the Trust's officers and the Trustees.

Under the Agreements, the Adviser is responsible for the day-to-day management of each of the Funds in accordance with their investment objectives and strategies. Furthermore, the Adviser is ultimately responsible for the investment performance of each of the Funds because it allocates each
Fund's assets among the various asset classes and/or sectors and monitors the
Funds for any necessary re-balancing or re-allocation. For its services, the
Adviser is entitled to receive the following fees:

                                Annual Advisory Fee
                                (as a % of average
Fund                             daily net assets)
----------------------------------------------------
----------------------------------------------------
MDT All Cap Core Fund                  0.75%
MDT Tax Aware/All Cap Core Fund        1.00%
MDT Large Cap Growth Fund              0.75%
MDT Mid Cap Growth Fund                0.90%
MDT Small Cap Core Fund                1.25%
MDT Small Cap Growth Fund              1.25%
MDT Small Cap Value Fund               1.25%
MDT Balanced Fund                      0.75%
MDT Short-Term Bond Fund               0.40%

In addition to the services provided by the Adviser pursuant to the
Agreements, the Adviser may, from time to time, provide the Funds with office space for managing their affairs, with the services of required personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Funds for any costs incurred.

The Adviser has also entered into an Expense Waiver and Reimbursement contract in which it has agreed to keep each of the Fund's expenses to a certain minimum (as described in the Fee Tables for the Funds). Under the
Expense Waiver and Reimbursement contract, the Adviser may recapture waived or reimbursed expenses for a three-year period under specified conditions.
This contract is in effect for one year and expires on November 30, 2006 for the All Cap Core Fund, the Balanced Fund and the Short-Term Bond Fund, and is
in effect for two years and expires on August 31, 2007 for the Tax Aware/All
Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small
Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund.

On September 20, 2005, the Board of Trustees performed its annual review of the Agreement for the All Cap Core Fund, the Balanced Fund and the Short-Term
Bond Fund. Both in respect of the September 20, 2005 meeting and in approving the Advisory Agreement on behalf of the Tax Aware/All Cap Core Fund, the
Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the
Small Cap Growth Fund and the Small Cap Value Fund at a meeting of the Board of Trustees on May 17, 2005, the Board of Trustees, including the Independent
Trustees, took into consideration information provided at the relevant meeting, as well as a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund's investment results;
portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by Adviser to the Fund (or expected to be provided, in the case of the new Funds). In addition, the Board reviewed information regarding, as applicable, each
Fund's investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Fund.

In deciding to renew or initially approve, as the case may be, the
Agreements, the Board of Trustees did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

1. Nature, Extent and Quality of Services

The Adviser, its personnel and its resources. The Board considered the depth and quality of the Adviser's investment management process, including its sophisticated quantitative methodology; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization (and its ultimate parent); and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees considered the Adviser's commitment to investing in information technology supporting investment management and compliance. They further considered the Adviser's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other Services. The Board considered the Adviser's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed; and
its attention to matters that may involve conflicts of interest with each
Fund.

The Board concluded that the nature, extent and quality of the services provided by the Adviser has benefited and will continue to benefit each Fund and its shareholders.

2. Investment Performance

With respect to the existing Funds, the Board considered each Fund's unique, balanced pursuit of its investment objectives and the investment results of each Fund in light of its objectives. The Trustees compared each Fund's total returns with various independent mutual fund indices. The Board reviewed the investment results of the All Cap Core Fund for the one-year and since inception period ended July 31, 2004 relative to multiple stock market indices and a group of peer funds. They noted that the Fund had outperformed all of the relevant benchmarks during the previous year and only marginally underperformed the indices for the period from the Fund's inception through
July 31, 2005. The Trustees reviewed the performance of the Balanced Fund and noted that the Fund had significantly outperformed equity indices during the year ended July 31, 2004 and only marginally underperformed those equity indices for the period from the Fund's inception through July 31, 2004 despite a 25-35% allocation to fixed income securities. The Board also noted
that the Fund had outperformed its Lipper peers during the periods. The
Trustees reviewed the performance of the Short-Term Bond Fund and noted that the Fund had underperformed its relevant benchmarks during the one-year period and the period from the Fund's inception through July 31, 2004.
However, the Trustees noted and discussed the Fund's conservative posturing relative to the peers and indices during a time where the Adviser believed that the risk-reward profile with respect to interest rates was not in favor of the Fund. The Trustees noted that this posturing was communicated to them and discussed on a quarterly basis as the Board reviewed the performance of each Fund.

In addition, the Board also reviewed information prepared by the Adviser suggesting that each Fund's returns over these same periods were achieved for materially less risk (measured by reference to volatility).

Finally, with respect to the All Cap Core Fund, the Tax Aware/All Cap Core
Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core
Fund, the Small Cap Growth Fund and the Small Cap Value Fund, the Trustees
reviewed long-term performance of each strategy and noted the superior performance. The Board ultimately concluded that the Adviser's performance record in managing each existing Fund indicates that its continued management will benefit the Fund and its shareholders.

3. Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of each Fund and compared such amounts with the average fee and expense levels of other funds in the applicable Lipper indices. The Board observed that the advisory fees of the All Cap Core Fund and Balanced Fund were slightly above the median of other mutual funds with similar investment objectives and size according to reports prepared by the Fund's administrator based on data from Lipper.
However, the Trustees noted that the total expense ratios for each of the
Funds were below the median of the same peer group. With respect to the Short
Term Bond Fund, the Board observed that the advisory fee charged approximately equal to the median of the Lipper peer group of funds with similar size and investment objective, while the total expense ratio was again lower than that of the peer group. The Board noted that, to date, the
Adviser has waived significant fees with respect to the All Cap Core Fund, had deferred significant fees for the Balanced Fund and Short-Term Bond Fund while those Funds accumulated assets and would likely waive significant fees for the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap
Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small
Cap Value Fund initially. The Board concluded that the level of the fees charged by the Adviser was appropriate and benefited each Fund and its shareholders. The Board also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with similar investment mandates. The Trustees concluded that although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser's significantly greater responsibilities with respect to the Funds, and the more comprehensive regulatory regime applicable to mutual funds.

4. Adviser, Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding the Adviser's costs of providing services to the Funds, as well as the resulting level of profits to the
Adviser, noting that those results were comparable to the reported results of several investment management companies. The Board also received information regarding the structure and manner in which the Adviser's investment professionals were compensated and the Adviser's view of the relationship of such compensation to the attraction and retention of quality personnel. The
Board considered the Adviser's need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees noted that at their present asset size breakpoints in each Fund's advisory fee structure were not practicable, but that economies of scale in the cost of operations, to the extent they exist, effectively were being shared given the Adviser's waivers of fees in respect of several of the Funds. The Board concluded that each fund's cost structure was reasonable.

5. Ancillary Benefits

The Board considered a variety of other benefits received by the Adviser, including possible ancillary benefits to its institutional management business. The Board reviewed the Adviser's portfolio trading practices, noting that the Adviser receives the benefit or research provided by broker-dealers executing portfolio transactions on behalf of a Fund, and other soft dollar research benefits.

6. Conclusions

Based on its review, including their consideration of each of the factors referred to above, the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund's shareholders received, or will receive, as the case may be, reasonable value in return for the advisory fees paid to the Adviser by the Fund, and that the renewal or initial approval, as the case may be, of the Agreement was in the best interests of each Fund and its shareholders.

Each Fund is actively managed and has no restrictions upon portfolio turnover. Each Fund's rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover would be achieved if each security in a Fund's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from that
Fund, whether reinvested or otherwise.

The table below shows the amount of advisory fees paid by the Funds and the amount of fees waived and/or absorbed by the Adviser from commencement of operations through the fiscal year ended July 31, 2005.

                                                  Advisory Fee          Advisory Fee Paid
All Cap Core Fund                                    Accrued              After Waivers
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
10/1/02-7/31/03                                      $93,815                -$12,207
Fiscal Year Ended July 31, 2004                     $264,886                $211,525
Fiscal Year Ended July 31, 2005                     $408,047                $383,647

                                                  Advisory Fee          Advisory Fee Paid
Balanced Fund                                        Accrued              After Waivers
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
10/1/02-7/31/03                                     $181,386                $200,142*
Fiscal Year Ended July 31, 2004                     $385,714                $385,714
Fiscal Year Ended July 31, 2005                      449,282                $449,282

                                                  Advisory Fee          Advisory Fee Paid
Short-Term Bond Fund                                 Accrued              After Waivers
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
10/1/02-7/31/03                                     $117,579                $108,864
Fiscal Year Ended July 31, 2004                     $165,133                $188,441*
Fiscal Year Ended July 31, 2005                     $145,933                $150,095
*The Advisory Fee that the Adviser received for managing the Fund exceeded the contractual advisory fee because the Adviser was able to recover expenses that it had waived during the organization of the Fund or in the previous fiscal year.

PORTFOLIO MANAGERS

Dr. David M. Goldsmith and Mr. John Sherman are the Portfolio Managers for the
Funds. The All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap
Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap
Growth Fund and the Small Cap Value Fund are managed by Dr. Goldsmith. The
Balanced Fund is managed by Dr. Goldsmith and John Sherman. The Short-Term Bond
Fund is managed by Mr. Sherman.

DR. DAVID M. GOLDSMITH
Dr. David M. Goldsmith serves as a primary Portfolio Manager of the All Cap Core
Fund, the Tax Aware/All Cap Core Fund, the Balanced Fund, the Large Cap Growth
Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth
Fund and the Small Cap Value Fund. The following provides information regarding other accounts managed by Dr. Goldsmith as of

July 31, 2005:
                                                                                                     Assets in
                                                                             Number of                Accounts
                                                                             Accounts                for which
                                               Total                         for which                Advisory
                                             Number of    Total Assets     Advisory Fee                Fee is
                                             Accounts     in Accounts       is Based on               Based on
Category of Account                           Managed       Managed         Performance             Performance
--------------------------------------------------------------------------------------------------------------------------
Other Registered  Investment Companies           0             0                                         0
Other Pooled Investment Vehicles                 6        $14,988,499            1                   $8,691,404
Other Accounts                                14,173     $3,583,785,220          0                       0

Dr. Goldsmith's compensation is a fixed cash salary that is not based on Fund performance. However, Dr. Goldsmith does receive a cash bonus as part of his compensation that is calculated based on a percentage of the total advisory revenue. Dr. Goldsmith's compensation also includes a retirement plan, which consists of a 401(k) plan. Dr. Goldsmith's compensation with respect to services provided to the Funds is no different than compensation he receives for services provided to other accounts.

MR. JOHN SHERMAN
Mr. John Sherman serves as a primary Portfolio Manager of the Balanced Fund and the Short-Term Bond Fund. The following provides information regarding other accounts managed by Mr. Sherman as of July 31, 2005:

                                                                             Number of               Assets in
                                                                             Accounts                 Accounts
                                               Total                         for which               for which
                                             Number of    Total Assets     Advisory Fee               Advisory
                                             Accounts     in Accounts       is Based on                Fee is
Category of Account                           Managed       Managed         Performance         Based on Performance
--------------------------------------------------------------------------------------------------------------------------
Other Registered Investment Companies            0             0                 0                       0
Other Pooled Investment Vehicles                 0             0                 0                       0
Other Accounts                                  20         $1,192,000            0                       0

Mr. Sherman's compensation is a fixed cash salary is not based on Fund performance. However, Mr. Sherman does receive a cash bonus based on his general contribution to the Adviser's business. Mr. Sherman's compensation also includes a retirement plan, which consists of a 401(k) plan. Mr. Sherman's compensation with respect to services provided to the Funds is no different than compensation he receives for services provided to other accounts.

The Adviser offers several wealth management models in which their private clients (separately managed accounts) participate. These offerings include portfolios of investment substantially identical to each of the Funds, which could create certain conflicts of interest. As the Funds and any separate accounts managed similarly to the Funds will be managed concurrently, all portfolio transactions are implemented according the Adviser's trade allocation procedures. These procedures, among other things, insure that all trades for advisory clients (including the Funds) are sized to ensure complete execution in one day. In determining the optimal trade size, the
Adviser considers several factors, including the average daily trading volume in the target security and the number of accounts for whom the trade is appropriate. Because all portfolios are optimized individually by the
Adviser's proprietary portfolio management software, block trades are built up portfolio by portfolio. Thus, after the block trade has been fully executed, the trade is allocated according to the original optimizer. In the rare event that a trade is not fully executed in one day, the shares are allocated to client accounts on a pro-rata basis.

As of July 31, 2005, the Portfolio Managers beneficially owned shares of the
Funds as follows:

Key:

A.   None
B.   $1-$10,000
C.   $10,001-$50,000
D.   $50,001-$100,000
E.   $100,001-$500,000
F.   Over $500,000

                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
NAME OF PORTFOLIO    ALL CAP     TAX AWARE/    BALANCED    LARGE CAP    MID CAP
MANAGER              CORE FUND   ALL CAP       FUND        GROWTH FUND  GROWTH FUND
                                 CORE FUND
David M. Goldsmith   D           A             A           A            A
John Sherman         C           A             C           A            A
                     SMALL CAP   SMALL CAP     SMALL CAP   SHORT-TERM
                     CORE FUND   GROWTH FUND   VALUE FUND  BOND FUND
David M. Goldsmith   A           A             A           A
John Sherman         A           A             A           B

DISTRIBUTION AND SHAREHOLDER SERVICING

DISTRIBUTION PLAN
Under the Distributor's Contract with the Fund, the Distributor (Federated
Securities Corp.) offers Shares on a continuous, best-
efforts basis.

Class A and Class C of the Funds (each a "Class") have adopted a Distribution
Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act approved by the
Board of Trustees on May 18, 2005. The Plan authorizes payments by the Class
A shares at an annual rate of 0.35% of the average daily net asset value of the Class A shares of the Funds, except for the All Cap Core Fund, which will have distribution fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Class A shares of the Fund, and payments by the Class C shares at an annual rate of 1.00% of the average daily net asset value of the Class C shares of the Funds. Payments may be made by each Class under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the applicable Class, as determined by the Board. Such activities typically include advertising;
compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the applicable Class may finance without the Plan, the
Class may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to Class A or Class C regardless of the amounts actually paid or expenses actually incurred by the
Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases
Class A and Class C expenses from what they would otherwise be.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the
Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent
Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Interests of Certain Persons
With the exception of the Adviser, in its capacity as the Fund's investment adviser, no "interested person" of the Fund, as defined in the 1940 Act, and no trustee of the Trust who is not an "interested person" has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Fund
The Board considered various factors in connection with its decision to approve the Plan, including: (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits;
(d) the merits of possible alternative plans or pricing structures; (e) the relationship of the Plan to other distribution efforts of the Fund; and (f)
the possible benefits of the Plan to any person relative to those of the Fund.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary activities under relevant state law and the
1940 Act, the Board determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Class A and Class C (the
"Classes") and their shareholders in at least one of several potential ways.
Specifically, the Board concluded that the Distributor and any person entering into related agreements with the Distributor under the Plan would have little or no incentive to incur promotional expenses on behalf of the
Classes if the Plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, continued viability of the Classes. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to the Classes' shareholders, which would, of course, benefit such shareholders. Finally, the adoption of the
Plan would help to increase assets under management in a short amount of time, given the marketing efforts on the part of the Distributor and the other recipients of 12b-1 payments under the Plan to sell the Classes'
shares, which should result in certain economies of scale.

While there is no assurance that the expenditure of the Classes' assets to finance distribution of the Classes' shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Classes, it will be able to determine the benefit of such expenditures in deciding whether to continue the Plan.

For the fiscal period ended July 31, 2005, Class A of the All Cap Core Fund
(formerly called the "Adviser Class") paid $46,747 in
12b-1 Expenses:

Expenses                               12b-1 Expenses Paid
--------------------------------------------------------------
--------------------------------------------------------------
Advertising/Marketing                           $0
Printing/Postage                                $0
Payment to distributor                          $0
Payment to dealers                           $46,747
Compensation to sales personnel                 $0
Other                                           $0
Total                                        $46,747

SERVICE PROVIDERS
The Trust entered into a series of agreements whereby certain parties will provide various services to the Funds.

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Funds. Foreign instruments purchased by the Funds are held by foreign banks participating in a network coordinated by State Street
Bank. The Custodian's address is: P.O. Box 8600, Boston, MA 02266-8600.

State Street Bank and Trust Company, the Funds' registered transfer agent, maintains all necessary shareholder records. The Transfer Agent's address is:
P.O. Box 8600, Boston, MA 02266-8600.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting
Servicing Agreement, each between USBFS and the Trust dated September 1,
2005, USBFS performed certain administrative, accounting and tax reporting functions for the Funds, including the preparing and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the
Commission, preparing financial statements for the Annual and Semi-Annual
Reports to the Commission and current investors, monitoring the Funds'
expense accruals and performing securities valuations and, from time to time, monitoring the Funds' compliance with their investment objectives and restrictions. For the fiscal periods ended July 31, 2005, July 31, 2004 and
July 31, 2003, the following amounts were paid to USBFS for administrative services:

                                                                   Administration Fee Paid
                                                       -------------------------------------------------
                                                       -------------------------------------------------
Fund:                                                    Fiscal Year     Fiscal Year      Fiscal Year
                                                                                           July 31,
                                                        July 31, 2005   July 31, 2004       2003(1)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
All Cap Core Fund                                          $57,749         $52,738          $44,656
Balanced Fund                                              $54,674         $48,083          $26,753
Short-Term Bond Fund                                       $33,841         $38,699          $28,917
(1)The inception date of the Funds is October 1, 2002.

As of the close of business on July 14, 2006, Federated Administrative
Services (FAS), a subsidiary of Federated, became the Administrator for the
Funds and will begin providing administrative personnel and services
(including certain legal and financial reporting services) necessary to operate the Funds. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Funds:

                                Average Aggregate Daily
 Maximum Administrative Fee   Net Assets of the Federated
                                         Funds
------------------------------------------------------------
------------------------------------------------------------
         0.150 of 1%            on the first $5 billion
         0.125 of 1%             on the next $5 billion
         0.100 of 1%            on the next $10 billion
         0.075 of 1%           on assets over $20 billion

The administrative fee received during any fiscal year shall be at least
$150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Funds for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

Additional Payments to Financial Intermediaries
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While National
Association of Securities Dealers (NASD) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the
Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or
Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Funds and/or other Federated or
MDT funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the
Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or MDT or Federated funds and any services provided.

The following examples illustrate the types of instances in which the
Distributor may make additional payments to financial intermediaries.

SUPPLEMENTAL PAYMENTS

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the MDT or Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

PROCESSING SUPPORT PAYMENTS
The Distributor may make payments to financial intermediaries that sell MDT or Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.
The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.

RETIREMENT PLAN PROGRAM SERVICING PAYMENTS
The Distributor may make payments to certain financial intermediaries who sell MDT or Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.
In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

OTHER BENEFITS TO FINANCIAL INTERMEDIARIES
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of
Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The
Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have adopted Codes of Ethics that govern the conduct of employees of the Trust, the Adviser and the Distributor who may have access to information about the Funds' securities transactions.
The Codes recognize that such persons owe a fiduciary duty to the Funds'
shareholders and must place the interests of shareholders ahead of their own interests. These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by the
Fund." Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by a Fund or other Advisory clients; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

PROXY VOTING PROCEDURES

The Adviser provides a voice on behalf of shareholders of the Funds. The
Adviser views the proxy voting process as an integral part of the relationship with the Funds. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Funds delegate their authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Funds' proxy voting policies are summarized below.

Policies of the Fund's Investment Adviser
It is the Adviser's policy to vote all proxies received by the Funds in a timely manner. Upon receipt of each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with
the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser
generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

The Adviser's proxy voting procedures adhere to the following broad principles:

o    Voting rights have  economic  value and must be treated  accordingly.  This means  fiduciaries (the Adviser) have a duty to vote proxies in those cases where fiduciary responsibility has been delegated.

o    Proxy voting matters are conducted in the best interests of the client, and any material  conflicts are resolved in  accordance  with the client's best interests.

o    The Adviser  generally expects to vote its proxies in favor of the position recommended  by  management  and the  board  of  directors  of a  portfolio company,  so long as the position of company management would not adversely affect  the  value  of  the  investment  and in the  best  interest  of the
     Adviser's clients.

o    Each  vote  is cast  on an  individual,  case-by-case  basis,  taking  into consideration all relevant facts and circumstances at the time of the vote.

o    Proxy voting procedures are developed by the Adviser in accordance with the nature of the Adviser's advisory business,  with particular  attention paid to the  types of  client  portfolios  managed,  and any  specific  policies adopted by the Adviser's clients.

o    Fiduciaries  must  maintain  documented  voting  policies or  guidelines to govern proxy voting decisions, and maintain records of proxy voting.

The Board of Trustees of the Funds has approved the Adviser's proxy voting policies and procedures. The Board of Trustees will monitor the implementation of these policies to ensure that the Adviser's voting decisions:

o    Are  consistent  with the Adviser's  fiduciary  duty to the Funds and their shareholders;

o    Seek to maximize shareholder return and the value of Fund investments;

o    Promote sound corporate governance; and

o    Are consistent with the Funds' investment objective and policies.

Conflicts of Interest
The Adviser's duty is to vote in the best interests of the Fund's shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the
Adviser will take one of the following steps to resolve the conflict:

1. Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;

2. Disclose the conflict to the Independent Trustees of the Fund and obtain their direction on how to vote the proxy; or

3. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event of a conflict between the interests of the Adviser and the
Funds, the Adviser's policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies.
The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

More Information
A report on "Form N-PX" of how the Funds voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; select "Products;" select the Fund;
then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at
www.sec.gov.

VALUATION OF SHARES

You can purchase, redeem or exchange Shares any day the New York Stock
Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in the prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge
(public offering price).

When a Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of that Fund's assets may change on days you cannot purchase or redeem Shares.

NAV is determined as of the end of regular trading on the NYSE (normally 4:00
p.m. Eastern time) each day the NYSE is open. The Funds' current NAV and public offering price may be found in the mutual funds section of certain local newspapers.

The Funds generally value equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

The Funds generally value fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed income securities, prices furnished by an independent pricing service are intended to be indicative of the bid price currently offered to institutional investors for the securities.

Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds' Board. The Funds may use the fair value of a security to calculate its NAV when, for example, (1)
a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds' Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the
NYSE closing time as of which each Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating each Fund's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate its NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

PURCHASE AND REDEMPTION OF SHARES

The Funds' NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

Exchanging Securities for Shares
You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

FEE WHEN YOU REDEEM OR EXCHANGE
For 10 days (MDT Short-Term Bond Fund only) following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00%
redemption fee.

For 30 days (MDT All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap
Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small
Cap Value Fund and MDT Balanced Fund only) following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00%
redemption fee.

For 180 days (MDT Tax Aware/All Cap Core Fund only) following your purchase,
Shares are redeemable at a price equal to the current NAV per Share less a
2.00% redemption fee.

This 2.00% fee, referred to in the prospectus and SAI as a
redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/exchange fee is intended to encourage long-term investments in the
Funds, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that a Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell
Shares in response to incremental changes in a Fund's NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The
Funds reserve the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Funds' goal is to collect the redemption/exchange fee on all Shares that are redeemed or exchanged within 10 days (MDT Short-Term Bond Fund only), 30 days (MDT All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth
Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small Cap Value
Fund and MDT Balanced Fund only), or 180 days (MDT
Tax Aware/All Cap Core Fund only) of purchase. However, a Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until
these systems limitations are resolved, the Funds specifically anticipates that they may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers and
trust companies.

Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the
"Code"), custodial plan accounts established under Section 403(b)(7) of the
Code, or deferred compensation plans established under Section 457 of the
Code ("Retirement Plans") will be subject to the redemption/exchange fee. The following is a list of specific examples of non-participant directed
Retirement Plan transactions that will not be subject to the redemption/exchange fee:

o    Distributions  from a Retirement Plan due to death,  disability,  health or financial hardship;

o    Distributions   from  a  Retirement   Plan  made  in  connection  with  the
     termination of employment;

o    Distributions  from a  Retirement  Plan  required by the Code,  such as the distribution that must be made when the plan participant reaches age 70 1/2
     (and any subsequent, related distributions for years thereafter);

o    Distributions  from a Retirement  Plan made in connection  with a qualified participant loan;

o    Redemptions  from a Retirement  Plan made in connection  with the regularly scheduled  automatic  rebalancing  of assets in a  Retirement  Plan  (i.e., automatic rebalancing according to predetermined allocation levels); and

o    Redemptions  from or exchanges within a Retirement Plan made as a result of plan level directed events, such as changes to plan investment options.

Additionally, the redemption/exchange fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code.

Finally, Shares acquired by reinvestment of dividends or distributions of a
Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee.

SUBACCOUNTING SERVICES
Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements.
The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND
Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940
Act, the Funds are obligated to pay Share redemptions
to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any
90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Funds determine their
NAV. The portfolio securities will be selected in a manner that the Funds'
Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio
securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

PORTFOLIO TRANSACTIONS

Assets of a Fund are invested by the Adviser in a manner consistent with its investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of a Fund.

In connection with its duties to arrange for the purchase and sale of portfolio securities, the Adviser will select such broker-dealers who will, in the Adviser's judgment, implement each Fund's policy to achieve best execution at the best available price.

When allocating transactions to broker-dealers, the Adviser is authorized to consider, in determining whether a particular broker-dealer will provide best execution, the broker-dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, the Adviser is authorized in making such allocation, to consider whether a broker-dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparison of the performance of the Funds to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The
Funds recognize that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to a Fund or other accounts of the Adviser, and that such research received by such other accounts may or may not be useful to the Funds.

The Adviser will cause the Funds to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that a better price or execution may be obtained by paying such commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which the Distributor as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder. These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of a Fund's assets that may be invested in a particular issue. The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Funds'
Board of Trustees, including a majority of the Funds' Board of Trustees who are not interested persons of the Trust as defined by the 1940 Act.

The Trust may also enter into arrangements, commonly referred to as
"brokerage/service arrangements" with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Funds in exchange for fund brokerage. Under a typical brokerage/service arrangement, a broker agrees to pay a portion a Fund's custodian, administrative or transfer agency fees, etc., and, in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker. The
Adviser, on behalf of the Trust, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The same security may be suitable for a Fund, another portfolio series of the
Trust or other private accounts managed by the Adviser. If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

The Board of Trustees will review quarterly the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each of the Funds. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by a Fund are reasonable in relation to the benefits received by a Fund taking into account the competitive practices in the industry.

The brokerage commissions paid by the Funds for the following fiscal periods ended July 31 were:

                                                        Total Brokerage Fee Paid
                                             ------------------------------------------------
                                             ------------------------------------------------
Fund                                              2005            2004            2003
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
All Cap Core Fund                               $287,876         $96,652         $73,860
Balanced Fund                                   $158,644         $84,040         $92,614
Short-Term Bond Fund                               $0              $0              $0

For the fiscal period ended July 31, 2005, the All Cap Core Fund acquired securities in its regular broker-dealers as follows:

Broker-Dealer                                     Amount of
                                              Securities Owned
----------------------------------------------------------------
----------------------------------------------------------------
Goldman Sachs Group, Inc.                        $2,214,088
Merrill Lynch & Co., Inc.                     $975,748
For the fiscal period ended July 31, 2005, the Balanced Fund acquired securities in its regular broker-dealers as follows:

Broker-Dealer                                     Amount of
                                              Securities Owned
----------------------------------------------------------------
----------------------------------------------------------------
Goldman Sachs Group, Inc.                        $1,354,248
Merrill Lynch & Co., Inc.                     $487,874
Bear Stearns & Co., Inc.                      $259,471

For the fiscal period ended July 31, 2005, the Short-Term Bond Fund acquired securities in its regular broker-dealers as follows:

Broker-Dealer                                     Amount of
                                              Securities Owned
----------------------------------------------------------------
----------------------------------------------------------------
Bear Stearns & Co., Inc.                      $501,291

For the fiscal period ended July 31, 2005, the Funds paid the following brokerage commissions to brokers who also provided
research services:

                                                Fees Paid
                                                for Soft
                                                 Dollar
Fund                                          Arrangements
------------------------------------------------------------
------------------------------------------------------------
All Cap Core Fund                               $243,228
Balanced Fund                                   $134,134
Short-Term Bond Fund                               $0

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1)
the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A portfolio turnover 100% or more generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Funds had the following portfolio turnover rates from commencement of operations through the fiscal year ended
July 31, 2005:

                                                                   Portfolio Turnover Rates
                                                        ------------------------------------------------
                                                        ------------------------------------------------
Fund:                                                        2005            2004           2003(1)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
All Cap Core Fund                                          204.49%          95.80%          171.64%
Balanced Fund                                              126.92%          78.44%          124.13%
Short-Term Bond Fund                                        51.74%          96.92%          68.89%
(1)For the period from October 1, 2002 through July 31, 2003.

TAX CONSIDERATIONS

The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here are not intended as substitutes for careful tax planning.
You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

Each Fund qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, each Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible
4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

By law, each Fund must withhold a percentage of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the Fund to do so. Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, each Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and/or redemption payments to such shareholder.
Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectuses.

As a result of the recent federal tax legislation, qualifying distributions occurring in 2003 and later paid out of each Fund's investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income and short-term capital gain. Because a portion of each Fund's income may consist of dividends paid by U.S. corporations, a portion of the distributions paid by the Fund may be eligible for the corporate dividends-
received deduction. Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held shares of the Fund. Any loss that is realized and allowed on redemption of shares of a Fund less than six months from the date of purchase of such shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. The Internal Revenue Code of 1986, as amended contains special rules on the computation of a shareholder's holding period for this purpose. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Distributions will be taxable as described above, whether paid in shares or in cash. Each distribution will be accompanied by a brief explanation of the form and character of the distribution. Shareholders will be notified annually as to the federal income tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the NAV of the shares received.

A distribution may be taxable to a shareholder even if the distribution reduces the NAV of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This is more likely when shares are purchased shortly before an annual distribution of capital gain or other earnings.

CALCULATION OF PERFORMANCE DATA

Average Annual Total Return
Average annual total return quotations used in the Funds' prospectuses are calculated according to the following formula:

                                P(1+T)n = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years;
and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of
the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication.
Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.
Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)
The Funds' quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                               P(1 + T)n = ATVD

where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return (after taxes on distributions);
"n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions)
The Funds' quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                              P(1 + T)n = ATVDR

where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return (after taxes on distributions and redemptions);
"n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

As of the close on business on July 14, 2006, Ernst & Young LLP is the independent registered public accounting firm of the Trust. As such, it is responsible for auditing the financial statements of the Funds. The Funds'
financial statements for the fiscal year ended July 31, 2005 are incorporated herein by reference to the Funds' Annual Report dated July 31, 2005. The Funds'
unaudited financial statements for the fiscal period ended January 31, 2005 are incorporated herein by reference to the Funds' Semi-annual report dated January
31, 2005. The auditor's address is: 200 Clarendon Street, Boston, MA 02116-5072.

APPENDIX

COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A'
for the highest-quality obligations to `D' for the lowest. These categories are as follows:

 "A-1" - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

"A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

"A-3" - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" - Issues rated `B' are regarded as having only speculative capacity for timely payment.

"C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

"D" - Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

"Prime-1" - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries;
high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"Prime-3" - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime" - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch's short-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis.
When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

Short-term debt credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1   Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3   Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than `F1'. `NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and
the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or
"Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively
short period.

Thomson Bank Watch assigns Short-Term Debt Ratings to specific debt instruments with original maturities of one year or less. These ratings incorporate basically the same factors used for the BankWatch Issuer Ratings.
There is one major difference, however: the Short-Term Debt Ratings put a greater emphasis on the likelihood of government support.

Thomson Bank Watch ratings represent an assessment of the likelihood of an untimely payment of principal and interest. Important factors that may influence this assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure. The probability of government intervention stems from four primary factors:

o     Government guarantees
o     Government or quasi-government ownership or control
o     The degree of concentration in the banking system
o     Government precedent

As with the Issuer Ratings, the Short-Term Debt Ratings incorporate both qualitative and quantitative factors. The ratings are not meant to be
"pass/fail" but rather to provide a relative indication of creditworthiness.
Therefore, obligations rated TBW-3 are still considered investment-grade.

These Short-Term Debt Ratings can also be restricted to local currency instruments. In such cases, the ratings will be preceded by the designation
LC for Local Currency. Short-Term Debt Ratings are based on the following scale and the definitions are:

"TBW-1"   "LC-1"
The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

"TBW-2"   "LC-2"
The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

"TBW-3"   "LC-3"
The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

"TBW-4"   "LC-4"
The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

STANDARD & POOR'S
Standard & Poor's issue credit ratings based in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

"AAA" - An obligation rated "AAA" has the highest rating assigned by Standard
& Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" - Obligations rated "BB," "B," "CCC," "CC"
and "C" are regarded as having significant speculative characteristics. "BB"
indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"c" - The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to
purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

"p" - The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

"r" - The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. - Not Rated - Debt obligations of issuers outside the United
States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody's uses the following categories for long-term obligations.

"Aaa" - Bonds that are rated "Aaa" to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A" - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds that are rated "Baa" considered as medium-grade obligations,
i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" - Bonds that are rated "Ba" are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" - Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

"Caa" - Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" - Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" - Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's long-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

Long-term debt credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INVESTMENT GRADE
AAA   Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A   High credit quality. `A' ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE
BBSpeculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B   Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable.
`C' ratings signal imminent default.

DDD, DD, D   Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD'
indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e. below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA'
long-term rating category, or to categories below `CCC'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and
the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or
"Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively
short period.

Long-Term Debt Ratings assigned by Thomson Financial BankWatch also weigh heavily government ownership and support.
The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating
decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what we believe are short-term performance aberrations.

Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition,
Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

INVESTMENT GRADE

"AAA"   "LC-AAA"
Indicates that the ability to repay principal and interest on a timely basis is extremely high.

"AA"   "LC-AA"
Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

"A"   "LC-A"
Indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BBB"   "LC-BBB"
The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. "BBB" issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest

"BB"   "LC-BB"
While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

"B"   "LC-B"
Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

"CCC"   "LC-CCC"
Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in
financial circumstances.

"CC"   "LC-CC"
"CC" is applied to issues that are subordinate to other obligations rated
"CCC" and are afforded less protection in the event of bankruptcy or reorganization.

"D"   "LC-D"
Default.

MUNICIPAL NOTE RATINGS
A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o    Amortization  schedule - the larger the final  maturity  relative  to other maturities, the more likely it will be treated as a note; and

o    Source of payment - the more  dependent  the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service are given a plus (+)
designation.

"SP-2" - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - Speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.